CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED FROM THIS DOCUMENT. SUCH OMISSIONS ARE NOTED BY “[**]”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.16

(1)	Cambridge Display Technology Limited

(2)	Osram Opto Semiconductors GmbH & Co. OHG

Patent Licence

Dated April 27, 2001

Osborne Clarke

Bristol Office

50 Queen Charlotte Street, Bristol BS1 4HE

Telephone 0117 923 0220 Facsimile 0117 927 9209

London Office

Hillgate House, 26 Old Bailey, London ECM 7HW

Telephone 0171 809 1000 Facsimile 0171 809 1005

Thames Valley Office

Apex Plaza, Forbury Road, Reading RG1 1AX

Telephone 0118 925 2000 Facsimile 0118 925 0038

Web site: www.osborne-clarke.co.uk

Contents

1.	Definitions and interpretation	1
2.	Grant of licence	6
3.	Licence Upgrade	9
4.	Financial Provisions	10
5.	Intellectual Property and Proceedings	15
6.	Commercial Marketing of LEP Devices	16
7.	Materials	17
8.	Accounts	17
9.	Duration and Termination	18
10.	Effects of Termination	19
11.	Confidentiality	20
12.	Force majeure	21
13.	Nature of Agreement	21
14.	Governing Law and Jurisdiction	23
15.	Notices	23
16.	Further assurance	24
17.	Waiver	24
18.	Exclusion of warranties	25
19.	Severance	25
20.	Pilot Line Services	26
21.	Announcements	26
22.	Non-Solicitation	26
23.	Entire Agreement	26

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This Agreement is made the                 day of             2001

Between:

(1)	Cambridge Display Technology Limited (company number 2672530) whose registered office is at Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 OHJ (“CDT”); and

(2)	Osram Opto Semiconductors GmbH & Co. OHG, whose company seat is at Wernerwerkstrasse 2: 93049 Regensburg, Germany (“the Licensee”).

Background:

(A)	CDT is the owner of inventions relating to electroluminescent polymer devices, in respect of which CDT has obtained and made applications for patent protection in various countries.

(B)	The Licensee wishes to acquire a licence under CDT’s patents and patent applications to manufacture, use and sell electroluminescent polymer display and lighting devices and CDT is willing to grant such a licence upon and subject to the provisions set out in this agreement.

It is agreed as follows:

1.	Definitions and interpretation

1.1	In this Agreement unless the context otherwise requires:

“Active Matrix Module”	means substrates consisting of glass or any other rigid or flexible material incorporating where required by device architecture, electrodes, transport layer, electroluminescent polymer, supporting layers and encapsulants together with the electronic drivers and other support circuitry to effect illumination of the entire display or individual Pixels, as long as they utilise Thin Film Transistor Technology (“TFT Technology”) excluding any incorporated items such as processors which are or which are not based on TFT technology, but including row and column drivers attached to the substrate;

“this Agreement”	means this agreement (including any schedule or annexure to it and any document in agreed form);

“CDT’s Group”	means CDT and any other company which at the relevant time is its Holding Company or Subsidiary, or the Subsidiary of any such Holding Company; and “Member” of CDT’s Group has a corresponding meaning;

“CDT’s Licence”	means the licence granted to CDT and the CDT companies in which it has an interest as mentioned in, and pursuant to, clause 5.1;

“a Finished Product”	means any article (whether or not complete) produced by or for the Licensee or any Member of OS’s Group which incorporates a LEP Device but which does not fall entirely within the definition of Glass, Active Matrix Module or Passive Matrix Module;

“Glass”	means substrates consisting of glass or other rigid or flexible material incorporating where required by device architecture: electrodes, transport layer, electroluminescent polymer and polymer, supporting layers and encapsulants but without electronic drivers;

“Holding Company and Subsidiary”	have the meanings given to those expressions by section 736 of the Companies Act 1985;

“Indexed Inflation Figure”	means the lesser of any percentage increase which is over the relevant period:

a) equivalent to the inflation rate in the US GDP as published in the US GDP Deflator Index (source: Department of Commerce, Bureau of Economic Analysis) or any successor thereof; or

b) equivalent to the HICP published by the European Central Bank or any successor thereof;

“Initial Lump Sum Fee”	means the non refundable lump sum of [**]

“Intellectual Property”	any patent, trade or service mark (whether registered or not), copyright, registered design, design right and topography right or any other form of protection, any right to apply or application for such protection, and any rights in any secret process, know-how, technical reports, designs, confidential information or otherwise or any associated or similar right or protection and any rights

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under licences and consents in relation to any of the foregoing subsisting at the relevant time in any jurisdiction, anywhere in the world;

“LEP”	means light emitting polymer relating to large molecule organic electroluminescent material;

“LEP Device”	means an electronic device in which light is generated by a LEP to produce a visible representation on a display or lighting fixture, having not more than the Licensed Number of Pixels and comprising Glass or a Passive Matrix Module or an Active Matrix Module as the case may be;

“Licensed Number”	means the limit on the number of Pixels that a LEP Device may contain (as may be increased as contemplated by clause 3 and recorded in Part B of Schedule 2 as updated from time to time);

“Manufactured Cost”	means material costs, direct personnel costs, maintenance costs, energy costs, depreciation, space costs (occupancy), indirect personnel costs, miscellaneous minor cost items needed for production, factory overhead and any relevant third party costs related to manufacture e.g. components, services (for the avoidance of doubt the term Manufactured Cost shall not include central administration costs, research and development costs, machine development and marketing and sales costs). These costs shall be calculated at the end of the first Year in which a royalty is owing and thereafter, recalculated at the end of each Year, the calculation being based on data from the then-ending year and made in accordance with US GAAP;

“Minimum Royalty”	Means in relation to each [**]

“Osram Licence”	means the licence granted to the Licensee pursuant to clause 2 including for the avoidance of doubt any sub-licence exercised pursuant to clauses 2.4 and 2.5;

“OS’s Group”	means, in relation to the Licensee:

a) the Licensee itself;

b) Osram GmbH;

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c)      Osram Sylvania Inc., Danvers, USA, provided it remains in substantially the same business(es) as at the date of this Agreement (with extension to include the business field of the License) and its management is directly or indirectly controlled outright by Osram GmbH; and

d) any other company which, at the relevant time, is directly or indirectly a Subsidiary of any such company referred to in a), b) or c) above;

but does not include Siemens Aktiengesellschaft; Berlin and Munich or Infineon Technologies Aktiengesellschaft, Munich or (except as aforesaid) any Subsidiary of these companies; and “Member” of OS’s Group has a corresponding meaning;

“Passive Matrix Module”	means substrates consisting of glass or any other rigid or flexible material incorporating where required by device architecture, electrodes, transport layer, electroluminescent polymer, supporting layers and encapsulants together with the electronic drivers and other support circuitry to effect illumination of the entire display or individual Pixels (as at the date of this Agreement and without prejudice to clause 4.12 the parties anticipate that lighting will either be sold as a semi-finished good (i.e. “Glass”) for the purposes of royalty calculation or as a fixture which for the purposes of royalty calculation is treated as a Passive Matrix Module);

“the Patents”	means (subject to clause 2.2) the patents and patent applications listed in Schedule 1, all future patent applications that may be filed by or on behalf of CDT which are related to LEP display architecture and manufacture and which CDT exclusively owns or otherwise jointly owns and is free to sub-license without having to make any form of payment or other form of compensation to any relevant non-affiliated third party, any extension of any such patent and any patent obtained in pursuance any of such application (provided that, in the case of UK and Japanese patent applications only, a patent application will only be deemed to have been made for the purposes of this Agreement upon its official publication);

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“Pixel”	means the minimum number of emissive elements required to obtain the designed colour variance given the grey scale obtainable from each element. The number of pixels is defined as the number of repeat element groups in the display. This definition includes virtual pixels in which one or more elements can be used to produce more than a single colour point (ie the pixel is the combination of separate and shared elements to achieve the designed colour variance);

“Qualifying Conditions”	means in relation to any relevant Member of the OS Group who may at any time exercise a licence in respect of the additional technology the subject of clause 2.7, not: (a) being in actual or threatened or pending substantive litigation with SEC or otherwise being deemed hostile to SEC; or (b) already having a licence from SEC in respect of the relevant SEC Background Technology;

“Qualifying Sales”	means, in relation to [**]

“a Quarter”	means the three months commencing on the date of this Agreement, each successive period of three months thereafter during the continuance of this Agreement and any shorter period ending on its termination and “Quarterly” shall be construed accordingly;

“Relevant Licence”	means the CDT Licence or the Osram Licence as the context admits;

“Relevant Rate”	means (subject to clause 2.7) in relation to LEP Devices manufactured and sold by the Licensee or any other member of OS’s Group in the form of: [**]

“Relevant Technology”	Means patents or published patent applications which are related to LEP display architecture and manufacture which the relevant party’s Group Member (construed, in the case of CDT, in accordance with clause 2.2) (and/or in the case of the Licensee only, any company of the type described in clause 5.1(b)) exclusively owns or otherwise jointly owns

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from time to time and is free to sub-license without having to make any form of payment or other form of compensation to any relevant non-affiliated third party including any extension of any such patent and any patent obtained in pursuance any of such application;

“Secure Countries”	means any country in Western Europe, the USA and Japan; and

“Year”	means the period of twelve months from the date of this Agreement and each consecutive period of twelve months during the period of this Agreement and any shorter period ending on its termination.

1.2	Also in this Agreement, unless the context otherwise required:

(a)	words in the singular include the plural and vice versa and words in one gender include any other gender;

(b)	a reference to a statute or statutory provision includes any statute or statutory provision which modifies, consolidates, re-enacts or supersedes it;

(c)	a reference to clauses and schedules is to clauses of and schedules to this Agreement and references to sub-clauses and paragraphs are references to sub-clauses and paragraphs of the clause or schedule in which they appear;

(d)	the table of contents and headings are for convenience only and shall not affect the interpretation of this Agreement.

2.	Grant of licence

2.1	CDT grants to the Licensee, and the Licensee accepts, a non-exclusive licence under the Patents upon and subject to the provisions of this Agreement to:

(a)	manufacture LEP Devices (but not to manufacture or have manufactured LEP material), to incorporate the LEP Devices into Finished Products and to use, sell and otherwise deal in the LEP Devices and Finished Products in any and all countries of the world;

(b)	have UP Devices (but not LEP material) manufactured for the Licensee in whole or in part by a sub-contractor, subject to (in the case of any manufacture including Glass):

(i)	the Licensee notifying CDT in writing of the identity of the sub-contractor concerned;

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(ii)	the prior written consent of CDT (which shall not be unreasonably withheld or delayed) except that no consent shall be required if the sub-contractor and the sub-contracting arrangements concerned are in any of the Secure Countries; and

(iii)	the licensee obtaining from any sub-contractor who is not from, or who is not carrying out the sub-contracting arrangements in, any of the Secure Countries a binding written undertaking which is assignable to the Licensor not to use the Patents for any other purpose save the sub-contract manufacturing for the Licensee. The Licensee shall promptly assign such undertaking to CDT upon presentation by CDT of evidence of breach of this undertaking; and

(c)	have research into LEP material and LEP Devices including manufacture of samples carried out solely for it or any other Member of its Group by Siemens Corporate Technology.

2.2	CDT shall also procure that any current Member of its Group grants to the Licensee a licence in respect of any Relevant Technology owned by it from time to time and that any future Member of its Group shall grant to the Licensee a licence in respect of any Relevant Technology which that company files or otherwise acquires ownership of on or after the date it becomes such a Member.

2.3	The Licensee shall also be entitled to extend the scope of the Osram Licence by the addition of patent(s) or published patent application(s) which would otherwise fall within the definition of Relevant Technology but for the fact that the Relevant Member of CDT’s Group would have to make some form of payment or other form of compensation to any relevant non-affiliated third party provided the Licensee makes payment or compensation to CDT (or otherwise at its direction) on at least a full indemnity, or reimbursement, basis. If so extended, references in this Agreement to the “Patents” shall be construed accordingly.

2.4	The Licensee shall be entitled to exercise any of the rights granted to it under this Agreement through any other Member of its Group, provided that

(a)	any act or omission of any Member of its Group shall, for all the purposes of this Agreement, be deemed to be the act or omission of the Licensee; and

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(b)	written notification is given to CDT of the fact that any company in the OS Group other than the Licensee and its downstream Subsidiaries (such notification to include the relevant company’s name) is exercising such rights.

2.5	If any company to whom a sub-licence has been granted pursuant to clause 2.2 later ceases to be a Member of the Licensee’s Group that company (“the Exiting Company”) shall automatically cease to be entitled to exercise any of the sub-licensed rights unless prior to the company leaving the Licensee’s Group the Licensee elects by written notice to CDT to:

(a)	split the Osram Licence into two mutually exclusive parts covering, separately, lighting or displays as the fields of use being formerly comprised in the Osram Licence;

(b)	nominate which part of the split Osram Licence will be exploited by the Exiting Company and which part will be exploited by the remainder of the Licensee’s Group such that neither (a) the Exiting Company nor (b) any Member of the Licensee’s Group shall in relation to the relevant lighting or displays fields of use be entitled to exercise any right which the other (i.e. (a) or (b)) is entitled to exercise; and

(c)	the Exiting Company shall contemporaneously with leaving the Licensee’s Group

(i)	enter into a binding agreement with CDT the provisions of which shall be in the same or nearest possible form as those contained in this Agreement (mutatis mutandis); and

(ii)	pay to CDT the then current licence fee charged by CDT in respect of the relevant Licensed Number for which it wishes to be authorised under its licence ([**]).

2.6	The Licensee shall not, and shall procure that no other member of the Licensee’s Group shall, use the rights licensed under this Agreement for or in connection with the manufacture or sale of any LEP Devices for use in the defence and aerospace industrial market places (it being acknowledged by CDT that the Licensee is not hereby obliged to actively monitor on an ongoing basis the purposes to which display devices are put by arm’s length non-affiliated customers.

2.7	CDT hereby grants the Licensee an option to extend the Osram Licence so as to include certain patented technology (including technology the subject of pending patents) concerning ink-jet printing as relevant to LEP Devices being jointly

8

developed and owned by CDT and Seiko Epson Corporation (“SEC”) as well as certain background patented technology (as aforesaid) again concerning ink-jet-printing as relevant to LEP Devices and owned by SEC. This option may be exercised at any time provided

(a)	the Licensee and its Group meet at the relevant time the Qualifying Conditions;

(b)	it simultaneously grants SEC and the Members of SEC’s Group (which expression shall bear the same meaning as “CDT’s Group” mutatis mutandis) a licence in respect of the relevant Technology the subject of clause 5.1; and

(c)	if exercised additional and increased Relevant Rates shall be payable as shown in Part C of Schedule 1.

2.8	For the avoidance of doubt the Licensee shall be entitled to have third parties manufacture for it LEP materials:

(a)	in respect of which that third party owns the relevant Intellectual Property Rights; or

(b)	in respect of which CDT owns the relevant Intellectual Property Rights and CDT has granted a right to use the same.

2.9	CDT shall procure that any CDT Group Member gives full written particulars of any Patent within 30 days of the date of this Agreement or the date of any relevant publication (as relevant).

3.	Licence Upgrade

The Licensee may at any time upgrade its licence under this Agreement by increasing the Licensed Number [**] against payment of a further lump sum fee or fees calculated in accordance with the following formula:

An amount equal in US$ million to:

[**]

For illustration only the following worked example of the above formula is given:

[**]

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4.	Financial Provisions

4.1	In consideration of the rights granted under this Agreement the Licensee will, except as provided in this clause, pay to CDT:

(a)	the Initial Lump Sum Fee; and

(b)	royalties in respect of the Net Sales Values (as defined below) of all LEP Devices manufactured by or for the Licensee or any other Member of its Group using the Patents at the Relevant Rates and sold, rented, leased or otherwise disposed of or transferred to third parties (the terms “sold” and “sale” as used in this clause 4 shall be construed accordingly) in each Quarter.

4.2	For the purposes of this Agreement and subject to clauses 4.3 and 4.4 the “Net Sales Value” of any LEP Device means:

(a)	where sales are made of LEP Devices the price charged under those sales, calculated as the actual price invoiced to the customer less:

(i)	any turnover tax, value added tax or other sales tax; and

(ii)	any packaging, packing, freight, warehousing, carriage and insurance charges to the extent that any of the same are included in the invoice price, and after deduction of any allowances for lost or damaged merchandise or returns, and any discounts or rebates granted to the customer on account of the quantity purchased or promptness of payment;

(b)	where any given LEP Device is incorporated into any Finished Product and that same device has also been sold in quantities sufficient to be termed Qualifying Sales during the same Quarter, the price charged (on a per unit basis) for the relevant LEP Device (calculated in accordance with paragraph (a) above)

(c)	where any given LEP Device is incorporated into any Finished Product and that same LEP Device in question has not been sold at any time during the same Quarter or has been sold, but not in quantities sufficient to be termed Qualifying Sales:

[**]

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Before (iii) applies the parties shall make their best efforts first to agree on (i) or (failing such agreement) (ii).

Where any LEP Device or Finished Product is sold or otherwise disposed of other than on arm’s length terms, then for the purposes of clause 4.2 the price concerned shall be adjusted to the price that which would have been charged on the first subsequent arm’s length sale calculated (in either case) in accordance with clause 4.2(a) or (b) above. This shall include where the price of any LEP Device or Finished Product is adjusted for any customer or associate company in exchange for commitments from that customer or associate company to purchase any other goods or services from the Licensee.

4.3	A sale will be deemed to have been made, and payments due hereunder for such sale shall accrue, when billed out or shipped to a third party, whichever occurs first.

4.4	Within 30 days of the end of (a) the first three Years and (b) each Year thereafter the Licensee shall, in the manner provided in clause 4.6, pay to CDT the shortfall (if any) between the royalties paid in accordance with clause 4.6 and the Minimum Royalty payable with respect to the period in question.

4.5	The royalties payable pursuant to clause 4.1 (b) shall be paid within 30 days after each Quarter during the period of this Agreement. The Licensee shall submit to CDT a written report in such detail as CDT reasonably requires showing:

(a)	the total aggregate quantity of all LEP Devices (and/or Finished Products) sold by the Licensee and/or any other Member of its Group during that Quarter in respect of which royalties are payable to CDT;

(b)	the total aggregate Net Sales Value of such LEP Devices (and/or Finished Products); and

(c)	the total aggregate amount of the royalties payable pursuant to clause 4.1 in respect thereof;

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(d)	the Licensee’s separate calculation of the total aggregate Net Sales Value of LEP Devices which have been:

(i)	not sold on arm’s length terms; or

(ii)	sold as Finished Products; or

(iii)	sold in the absence of Qualifying Sales.

(e)	the statement of Qualified Sales.

4.6	Within 30 days of the initial three Year period and at the end of each successive three Year period thereafter the parties may request an independent third party (who shall act as an expert and not as an arbiter and whose decision therefore will be binding on the parties) appointed by agreement (or, failing agreement within 1 (one) month, nominated on the application of either party by the President of the Institute of Chartered Accountants) to determine the relevant proportion as an industry average the value of the Glass component of a Passive Matrix Module using relevant sales data.

[**].

The parties acknowledge that if market values cannot be established for Glass and corresponding Passive Matrix Modules then the expert shall be directed to consider the Licensee’s Manufacturing Costs for Glass and Passive Matrix Modules as the basis of determination.

4.7	All royalties or other sums payable under this Agreement shall be paid in US Dollars (US$), and where the underlying price in respect of which any royalty is so payable is stated in a currency other than US$, it shall be converted into US$ by reference to the average of the relevant daily buying and selling rates of CitiBank, New York for the currency in question over the Quarter in question.

4.8	All sums payable pursuant to this Agreement are exclusive of value added tax or other applicable taxes or duties for which the Licensee shall be additionally liable and shall be paid in cleared funds to such bank account as CDT may from time to

12

time nominate, without any set off, deduction or withholding except such amount (if any) of tax as the Licensee is required to deduct or withhold by law. If either party is required by law to make any tax deduction or withholding, the other party shall do all things in its power which may be necessary to enable or assist that party to claim exemption therefrom under any double taxation or similar agreement from time to time in force and shall from time to time give that party proper evidence as to the deduction or withholding and payment over of the tax deducted or withheld.

4.9	If the Licensee makes any default in payment of the royalties and other sums due hereunder the amount due shall bear interest, both before and after any judgement, at the rate of 3 per centum above LIBOR from time to time from that date or the last day of that period (as relevant) until payment of that amount is made to CDT.

4.10	At the commencement of this Agreement the Licensee will give CDT an estimate of the likely royalties payable to CDT with respect to the calendar year in which the commencement takes place. Thereafter, in the October preceding each complete calendar year the Licensee will furnish same information with respect to the succeeding calendar year.

4.11	If at any time either party reasonably considers that in the light of technological and/or commercial developments or practice the definition of any of “Glass”, “Active Matrix Module” or “Passive Matrix Module” should be altered (or even an additional definition be introduced) to reflect such developments or practice the parties shall in good faith renegotiate the same.

4.12	In the event that 3 years or later following the date of first payment of royalties, the Licensee presents evidence that the EBIT for manufacture of LEP Devices for both it and other manufacturers of comparable size is less than 5% of Net Sales Value and that it has in good faith concluded negotiations with all other suppliers of significant inputs to manufacturing costs, for relief, then CDT will enter into good faith negotiations to lower the Relevant Rate for as long as the conditions of economic hardship persist.

4.13	If under otherwise substantially the same terms and conditions as contained in this Agreement, one or more licences under the Patents should hereafter be granted to any Relevant Third Party at royalty rates in aggregate more favourable than the rates payable by Licensee under this Agreement (including for the avoidance of doubt taking into account a more favourable Royalty Threshold), the Licensee shall be entitled to have the royalty rates applicable to it modified (subject, however, to the Licensee undertaking such additional or different terms and conditions as are undertaken by such third party – including for the avoidance of doubt the payment of any additional lump sum fee in lieu of royalties – and, in any event, only from the date such royalty and terms apply to such third party) to

13

such extent that the same shall be as favourable as that available to such third party. For the avoidance of doubt, the application of more favourable royalty rates shall not apply until the third party actually pays such royalties. The foregoing provisions shall not apply:

(a)	where CDT receives a grant of patent rights, a licence or immunity or a superior commitment to purchase of materials, or other than only a monetary consideration for such licence such that the arrangement is significantly more advantageous to CDT than the arrangement under this Agreement; or

(b)	where the more favourable royalty rates result from settlement of a claim by CDT or CDT’s licensees; or

(c)	where the more favourable royalty rates apply as a consequence of any comparable provision to clause 4.13 above.

In this clause 4.14 a “Relevant Third Party” is a Licensee (including where relevant that Licensee’s group of companies) whom it is expected will pay average annual royalties to CDT under the relevant licence equal to or less than [**].

4.14	If any question or matter arises under clause 4 as to the calculation or determination of Net Sales Value (insofar as it depends on the price or “arm’s length price” of any LEP Device or Finished Product), either party may refer the matter to an agreed independent major international firm of chartered accountants for determination and such firm shall act as expert.

In the absence of agreement, within a reasonable period of time the firm, shall be nominated by the President for the time being of the Institute of Chartered Accountants and the parties shall use all reasonable endeavours to enable the expert to decide the matter as soon as reasonably practicable and in any event within three (3) months of their appointment.

The costs of such appointment shall be borne by the parties in equal shares. The parties shall make available to the expert all such information and documents as he reasonably requires for the purpose of making his determination. The determination of the expert shall be final and binding on both parties.

4.15	Within 6 months of CDT granting to any Relevant Third Party royalties which are more favourable in aggregate as contemplated by clause 4.14, CDT shall notify the Licensee with appropriate details of such arrangement.

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4.16	For the avoidance of doubt, royalties are not payable with respect to samples for which no charge is made.

5.	Intellectual Property and Proceedings

5.1	The Licensee shall procure that:

(a)	any OS Group Member taking the benefit of any rights licensed by CDT under this Agreement; and/or

(b)	any company which is (at any time during the duration of this Agreement) a direct or indirect Holding Company of the Licensee or a Subsidiary of any such Holding Company (but not Siemens Aktiengesellschaft, Berlin and Munich or Infineon Technologies Aktiengesellschaft, Munich or (except as aforesaid) any Subsidiary of these companies);

shall grant to CDT a royalty free licence of any Relevant Technology for the full natural life of the technology in question, such licence being in reciprocal terms as clauses 2.1, 2.2, 2.3, 2.4 and 2.6 (mutatis mutandis) for the use of a) CDT; (b) any company or other legal entity in which at the relevant time CDT owns more than 50% of the equity (“a controlling equity interest”) or otherwise controls that company and (c) any company or other legal entity in which at the relevant time CDT owns 25% or more, but less than a controlling equity interest provided that the other shareholder(s) in any such company agree to a grant back of a licence to the Licensee on a reciprocal basis of any relevant LEP related patented technology or for which a patent has been applied for and published that they may own and have licensed to the relevant joint venture company. The Licensee shall procure that any OS Group Member gives full written particulars of any such patent or patent application within 30 days of the date of this Agreement or the date of any relevant publication (as relevant).

5.2	CDT may sub-license the Relevant Technology the subject of the licence of it referred to clause 5.1 with the express prior permission of the Licensee or the relevant OS Group Member or company of the type referred to in clause 5.1(b) (as the case may be).

5.3	In the event of either party doing or causing or permitting to be done any opposition or claim of invalidity to patent offices or in court which questions the validity or scope of any of the Patents or (as the case may be) the Relevant Technology which have been filed on or before the date of this Agreement front pages of which are appended to Schedule 3 of this Agreement, or the ownership of the other party thereof, the owner shall without prejudice to any other right or remedy, be entitled to terminate the other party’s Relevant Licence forthwith by written notice to the other party.

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5.4	The Licensee will at its own expense do all things necessary on its part to have itself recorded as a licensee of the Patents in any territory anywhere in the world where LEP Devices or Finished Products containing them are sold by the Licensee having at some stage used the Patents and where relevant law or practice makes the same necessary or desirable in order to protect either of the parties or the Patents. This clause shall apply equally to CDT in respect of its exploitation of Relevant Technology.

5.5	Each party (“the Notifying Party”) shall promptly notify the other in writing:

(a)	if any claim is made or threatened against the Notifying Party by any third party that the exercise by the Notifying Party of any rights granted under this Agreement constitutes an infringement of any Intellectual Property or other rights of any other person; and

(b)	of any actual, threatened or suspected infringement which comes to its notice of any patent or patent application which has been licensed from time to time under this Agreement.

5.6	Each party expressly acknowledges and agrees that the grant of any licence hereunder shall not be taken to imply any warranty on the part of the other party that any of the Patents or Relevant Technology can be freely exploited in any jurisdiction throughout the world.

6.	Commercial Marketing of LEP Devices

6.1	The Licensee will use all reasonable endeavours to promote and market LEP technology generally for commercial purposes including, where relevant, publishing articles which must in turn refer to CDT and the technology being licensed hereunder.

6.2	The Licensee will procure that in the initial 5 years of this Agreement the Members of its Group will pay due acknowledgement of CDT’s technology being licensed hereunder on all advertising materials, articles, data sheets and technical specifications in order to differentiate this technology from Kodak’s small molecule OLED technology.

6.3	The Licensee shall in each Year use all reasonable endeavours to supply to CDT with up to 10 (ten) suitable demonstrator LEP Devices or Finished Products as CDT may from time to time reasonably request, such demonstrators being typical of its standard production.

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7.	Materials

7.1	In each Year provided CDT has demonstrated that either it has at least 2 named contract manufacturing sources who will synthesise LEP for CDT or it has an arrangement with a chemical company who is a recognised supplier of LEP material and whom the Licensee has approved (such approval not to be unreasonably withheld or delayed) the Licensee shall, and shall procure that the other Members of OS’s Group shall, purchase from CDT not less than 20% (twenty per centum) of their combined requirements of LEP materials (calculated by reference to the total value of LEP materials which in that Year are purchased by the Licensee or other Member of OS’s Group from any person or manufactured by the Licensee or other Member of OS’s Group.

7.2	The Licensee shall not be obliged to purchase from CDT LEP material under clause 7.1 if and to the extent that CDT cannot supply LEP material according to the specifications and performance as generally required by the Licensee and at competitive conditions regarding cost, quality and time of delivery compared to its other suppliers.

8.	Accounts

8.1	The Licensee shall keep, and procure that each other Member of its Group keeps, true and detailed accounts and records of customer invoices and books of account, in sufficient detail to enable the amount of all royalties and other sums due and payable under this Agreement to be determined.

8.2	The Licensee shall at the reasonable request of CDT allow an independent third party royalty auditor to inspect those records and books of account at all reasonable times during normal business hours and, to the extent that they relate to the calculation of those royalties and other sums due and payable under this Agreement, to take copies thereof for the sole purpose of its audit enquiry. The auditor shall not be allowed and CDT shall refrain from requesting the auditor to disclose any detailed information. The auditor shall only confirm whether or not the royalty payments were made correctly in accordance with the provisions of this Agreement and whether or not there is any deficiency of royalty payments or a surplus in favour of the Licensee and the amount of such.

8.3	Inspections under clause 8.2 shall be carried out at CDT’s expense. However, if the audit proves that the Licensee’s accounting of royalties was deficient by more than 5% of the money actually due, the cost of such audit shall be borne by the Licensee.

8.4	The Licensee shall obtain and render to CDT yearly a certificate by the Licensee’s external auditors certifying that the statements submitted to CDT pursuant to

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clause 4.6 are a true and accurate account of the Licensee’s sales of all LEP Devices and Finished Products and of the royalties and other sums (if any) due and payable to CDT. The cost of this shall be borne by the Licensee except that CDT shall contribute a sum equal to the lesser of a) US$25,000 or b) 50% of the relevant auditor’s cost.

8.5	The provisions of this clause shall remain in full force and effect notwithstanding the termination of this Agreement until the settlement of all possible claims of CDT hereunder.

9.	Duration and Termination

9.1	The provisions of this Agreement and the Relevant Licences granted under it, having come into force on the date hereof, shall (subject to the following provisions of this clause 9) continue in force until the last of the Patents or the Relevant Technology as the case may be has ceased to be in force.

9.2	CDT may forthwith terminate the Osram Licence by written notice to the Licensee if any royalties or other sums payable hereunder are in arrears for 60 days provided that these have been settled as due according to clauses 4.15 and/or 8 and that the Licensee does not effect the payment of such amount within 30 days after the relevant auditor’s decision.

9.3	If the Licensee and the other members of OS’s Group are permanently exiting the LEP display and lighting businesses or if none of the Patents is used (whether because the Patents concerned have all expired or been cancelled or otherwise), the Licensee may terminate the Osram Licence by giving 12 months’ written notice at any time. The Licensee acknowledges that it will be obliged to pay the greater of the actual royalty payment due pursuant to clause 4 and the Minimum Royalty due in respect of the period covered by such notice (if notice is given in the first 2 years the greater of the actual royalty payment due and the Minimum Royalty will be payable).

9.4	Either party may forthwith terminate the Relevant Licence of the other by written notice to the other if:

(a)	the other party has committed any breach of any of its obligations under this Agreement (other than clause 11) and (in the case of a breach which is capable of remedy) has failed to remedy the same within the period of 60 days after receipt of written notice giving full particulars of the breach and requiring it to be remedied; or

(b)	an encumbrancer takes possession, or a receiver is appointed, of any of the property or assets of the other party;

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(c)	the other party becomes subject to an administrative order or makes any voluntary arrangement with its creditors (within the meaning of the Insolvency Act 1986) or anything analogous to the foregoing under the law of any other jurisdiction occurs in relation to that other party;

(d)	the other party goes into liquidation (except for the purposes of amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be bound by or assume the obligations imposed on that other party under this Agreement);

or any analogous event to the foregoing under the law of any jurisdiction occurs in relation to the other party.

9.5	For the purposes of clause 9.4(a), a breach shall be considered capable of remedy if the party in breach can comply with the provision in question in all respects other than as to the time of performance (provided that time of performance is not of the essence).

9.6	For the avoidance of doubt, the rights to terminate this Agreement given by this clause shall not prejudice any other right or remedy of either party in respect of the breach concerned (if any) or any other breach.

10.	Effects of Termination

10.1	On termination of a party’s Relevant Licence for any reason:

(a)	that party shall cease to use, either directly or indirectly, the Patents or (as the case may be) the Relevant Technology (unless and to the extent expired);

(b)	that party shall consent to the cancellation of any formal licence granted to it, or of any recordal of it in any register, in relation to any of the Patents or (as the case may be) any Relevant Technology;

(c)	subject as provided in this clause, and except in respect of any accrued rights, neither party shall be under any further obligation to the other;

(d)	the provisions of clause 11 shall continue in force in accordance with their terms, notwithstanding termination of this Agreement for any reason; and

(e)	all obligations of either party under this Agreement which are expressed to or by implication are intended to survive such termination shall continue thereafter.

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10.2	If a Relevant Licence is terminated by either party pursuant to clauses 5.3 or 9.4 or by CDT pursuant to clause 9.2 any licence granted to the terminating party and any sub-licence granted by it, in either case pursuant to this Agreement shall continue in full force and effect until the end of the natural life of the technology in question subject to the continued obligation to pay any relevant royalties thereon.

11.	Confidentiality

11.1	Neither party shall, at any time during the Term or within 10 years from the date of any termination of this Agreement, disclose to any other person, or use for any purpose except as contemplated by this Agreement, either the terms of this Agreement or any information which has been disclosed by either party to the other under or in connection with this Agreement, and each party shall use its best endeavours to keep that information confidential (whether it is marked as such or not), except as provided by clause 11.2.

11.2	Any information which is disclosed by either party to the other under this Agreement may be:

(a)	disclosed by either party to:

(i)	any governmental or other authority or regulatory body; or

(ii)	any other person, to the extent required by law; or

(b)	disclosed by either party to:

(i)	any actual or potential legitimate sub-licensee, customer or supplier of that party, or any person carrying out research or development on its behalf; or

(ii)	any employee of that party or any other Member of its Group or of any of the persons mentioned in sub-clause (b)(i) above,

to the extent necessary for the purposes of the manufacture and sale of, and any other dealings in, the LEP Devices or Finished Products, subject in each case to the party in question first obtaining and providing the other party with a copy of a written undertaking from the person in question, as nearly as practicable in the terms of this clause, to keep the information confidential and to use it only for the purposes for which the disclosure is made;

(c)	used by either party for any purpose, or disclosed by either party to any other person, to the extent only that any part of the information in question

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is at the date of this Agreement or at any time after that date through no fault of that party becomes public knowledge; provided that in doing so that party does not disclose any part of the information in question which is not public knowledge.

12.	Force majeure

12.1	Neither party shall be deemed to be in breach of this Agreement, or otherwise be liable to the other, by reason of any delay in performance or non-performance of any of its obligations under this Agreement to the extent that such delay or non-performance is due to any cause beyond its reasonable control including but not limited to any strike, lockout or other form of industrial action (an “Event of Force Majeure”).

12.2	The party affected by the Event of Force Majeure shall immediately give the other party written notification of the nature and extent of the Event of Force Majeure and the parties shall enter into bona fide discussions with a view to alleviating its effects or to agreeing upon such alternative arrangements as may be fair and reasonable.

13.	Nature of Agreement

13.1	Either party may transfer both the entire benefit and entire burden of this Agreement (but not part of them only) by way of a novation to any purchaser or other successor in title of all or substantially all of its business (whether by way of a flotation, initial public offering, or any reorganisation or amalgamation in either case within the OS Group or CDT Group).

13.2	Except as expressly provided in this Agreement, neither party can

(a)	sub-license or transfer any of its rights hereunder; nor

(b)	sub-contract or otherwise delegate any of its obligations hereunder,

except with the written consent of the other party which shall not be unreasonably withheld or delayed.

13.3	Nothing in this Agreement shall create, or be deemed to create, a partnership, or the relationship of principal and agent, between the parties.

13.4	Each of the parties warrants to the other that:

(a)	it has the authority to enter into this Agreement; and

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(b)	the execution by it of, and the performance of its obligations under, this Agreement require no governmental or other approvals or, if required, such approvals have been obtained.

13.5	Neither party shall be liable to the other for any indirect or consequential losses, damages, costs or expenses incurred by reason of breach of any duty at common law or under any statute, or any representation (other than fraudulent misrepresentation), or any term hereof, whether express or implied by statute collaterally or otherwise, nor for any loss of profit, business, goodwill, anticipated savings or contracts, however the same may arise and whether occasioned by the negligence, breach of contract or otherwise of the other, its servants or agents or otherwise, which arises out of or in connection with this Agreement or which in any way relates to the technology being licensed under this Agreement whether now or in the future or its use by the Licensee.

13.6	Each of the parties (“the Indemnifier”) hereby agrees to indemnify and keep indemnified the other (“the Indemnified Party”), its servants and agents from and against all actions, claims, costs and demands which may be brought or made against the Indemnified Party and all losses, damages, costs and expenses of any kind suffered by Indemnified Party of whatever nature and howsoever arising whether in negligence, breach of contract or otherwise in connection with any LEP Device or Finished Product manufactured by or on behalf of the Indemnifier or any Member of its Group. As at the date of this Agreement each party confirms to the other that it is not aware of any such claim having been brought against it.

13.7	To the extent permitted by law, the maximum limit of either party’s liability under or in connection with this Agreement (other than in respect of any breach of any Intellectual Property right or any obligation to pay any lump sum or royalty payable under this Agreement or to purchase or pay for materials), whether in contract, tort, negligence, breach of statutory duty or otherwise shall be 3 million US Dollars.

13.8	Unless expressly provided in this Agreement, no term of this Agreement is enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to it.

13.9	Each party acknowledges that it has entered into this Agreement in reliance only upon the representations, warranties and promises specifically contained or incorporated in this Agreement and, save as expressly set out in this Agreement, each party shall have no liability in respect of any other representation, warranty or promise made prior to the date of this Agreement unless it was made fraudulently.

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14.	Governing Law and Jurisdiction

14.1	This Agreement shall be governed by and construed in accordance with English law.

14.2	Each of the parties irrevocably submits for all purposes in connection with this Agreement to the exclusive jurisdiction of the courts of England.

14.3	Any disputes arising out of or in connection with this Agreement shall be referred to and determined by arbitration in London by a single arbitrator whose identity shall be agreed between the parties or, in default of such agreement, shall be appointed by the President of the Law Society, such arbitration to be in accordance with and subject to the provisions of the Arbitration Act 1996 or any statutory modification or re-enactment of it. The language of the arbitration shall be English. The decision of the arbitrator shall be final and binding upon the parties.

15.	Notices

15.1	Any notice to a party under this Agreement shall be in writing signed by or on behalf of the party giving it and shall, unless delivered to a party personally, be left at, or sent by prepaid first class post, prepaid recorded delivery, or facsimile to the address of the party as set out on page 1 of this Agreement or as otherwise notified in writing from time to time in accordance with this clause 15.1.

15.2	Except as referred to in sub-clause 15.3, a notice shall be deemed to have been served:

(a)	at the time of delivery if delivered personally;

(b)	96 hours after posting; or

(c)	2 hours after transmission if served by facsimile on a business day prior to 15:00 hours (local time) or in any other case at 10:00 hours (local time) on the business day after the date of despatch.

If the deemed time of service is not during normal business hours in the country of receipt, the notice shall be deemed served at or, in the case of faxes, 2 hours after the opening of business on the next business day of that country.

15.3	The deemed service provisions set out in sub-clause 15.2 do not apply to:

(a)	a notice served by post, if it is returned to the sender as undelivered or if there is a national or local suspension, curtailment or disruption of postal services which affects the collection of the notice or is such that the notice cannot reasonably be expected to be delivered within 96 hours after posting; and

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(b)	a notice served by facsimile, if, before the time at which the notice would otherwise be deemed to have been served, the receiving party informs the sending party that the notice has been received in a form which is unclear in any material respect, and, if it informs the sending party by telephone, it also despatches a confirmatory facsimile as to this fact within 2 hours of receipt (as contemplated by clause 15.2(c)).

15.4	In proving service it will be sufficient to prove:

(a)	in the case of personal service, that it was handed to the party or delivered to or left in an appropriate place for receipt of letters at its address;

(b)	in the case of a letter sent by post, that the letter was properly addressed, stamped and posted; or

(c)	in the case of facsimile, that it was properly addressed and despatched to the number of the party.

15.5	A party shall not attempt to prevent or delay the service on it of a notice connected with this Agreement.

16.	Further assurance

After this Agreement has been signed by both parties, each party shall execute such documents and take such steps as the other party may reasonably require to fulfil the provisions of and to give to each party the full benefit of this Agreement.

17.	Waiver

17.1	The rights, powers and remedies conferred on any party by this Agreement and remedies available to any party are cumulative and are additional to any right, power or remedy which it may have under general law, this Agreement or otherwise.

17.2	Any party may, in whole or in part, release, compound, compromise, waive or postpone, in its absolute discretion, any liability owed to it or right granted to it in this Agreement by any other party or parties without in any way prejudicing or affecting its rights in respect of that or any other liability or right not so released, compounded, compromised, waived or postponed.

17.3	No single or partial exercise, or failure or delay in exercising any right, power or remedy by any party shall constitute a waiver by that party of, or impair or preclude any further exercise of, that or any right, power or remedy arising under this Agreement or otherwise.

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18.	Exclusion of warranties

Neither party is giving and nothing contained in this Agreement shall be construed as:

(a)	a warranty or representation by it as to the validity or scope of any patents or patent applications licensed hereunder (whether now or in the future);

(b)	a warranty or representation it that any patent applications licensed hereunder will proceed to grant;

(c)	a warranty or representation by it as to the volume or quality of LEP Devices which may be manufactured through the use of any patents or patent applications licensed under this Agreement (whether now or in the future);

(d)	a warranty or representation that LEP Devices can be freely exploited by the other party or any other Member of its Group and that any manufacture, sale, use, marketing or other disposition of LEP Devices as contemplated hereunder will be free from infringement of any Intellectual Property of third parties;

(e)	conferring by implication, estoppel or otherwise, upon the other party or any other Member of its Group, any licence or other right under any patent rights or other Intellectual Property except for the licences and rights expressly granted hereunder; or

(f)	a representation or warranty as to the efficacy or usefulness of any of the patents or patent applications licensed under this Agreement (whether now or in the future) or that they will produce LEP Devices of satisfactory quality or fitness for the purpose for which the other party or any other Member of its Group may intend from time to time.

19.	Severance

To the extent that any provision of this Agreement is found by any court or competent authority to be invalid, unlawful or unenforceable in any jurisdiction, that provision shall be deemed not to be a part of this Agreement, it shall not affect the enforceability of the remainder of this Agreement nor shall it affect the validity, lawfulness or enforceability of that provision in any other jurisdiction.

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20.	Pilot Line Services

During the period commencing on 1 June 2001 and ending 24 months later the Licensee shall, at the request of CDT, make available to CDT up to 14 man days’ worth of the on-site services of suitably qualified employees, consultants or other representatives of the Licensee to give technical advice and assistance to CDT concerning the design, construction and commissioning of CDT’s proposed LEP display pilot line (such assistance being taken in tranches of 3x4 days and 1x2 days), provided nothing in this clause 20 shall require the Licensee to transfer confidential information to CDT.

21.	Announcements

The parties shall make a joint announcement within 30 days of the signature of this Agreement. The text of such announcement shall be agreed by the parties and it shall not be made public until such agreement is reached. In addition, the parties will use their reasonable endeavours to promote LEP technology for the duration of this Agreement.

22.	Non-Solicitation

Neither party nor a Member of either party’s Group (and each party shall as relevant procure the same) may at any time during this Agreement or for a period of 12 months from the expiry or termination of this Agreement engage, employ or utilise in any capacity, the services of or introduce to another employer either temporarily or permanently, directly or indirectly any person who is, or has been, employed by the other party at any time within the 12 month period prior to the engagement, employment, utilisation or introduction in question. If either party breaches this clause, they shall pay to the other party a sum equivalent to the new annual starting salary and benefits of the person concerned.

23.	Entire Agreement

23.1	This Agreement sets out the entire agreement and understanding between the parties in respect of the subject matter of this Agreement and it may not be modified except by an instrument in writing signed by the duly authorised representatives of the parties.

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Signed by David Fye	)
for and on behalf of	)	/s/ David Fyfe
Cambridge Display Technologies	)
Limited	)
in the presence of:	)

Signature of witness:	/s/ R. H. Friend

Name:	R. H. Friend

Address:	37 Boston Rd.
Cambridge

Occupation:	Professor

Signed by R. Müller	)
for and on behalf of R. Wittgen	)	/s/ R. Müller
Osram Opto Semiconductor	)	/s/ R. Wittgen
GmbH & Co. OHG	)
in the presence of:	)

Signature of witness:	/s/ G. Pokurny

Name:	G. Pokurny

Address:	Hellabrunnesch 1
Munich

Occupation:	Attorney at Law

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Schedule 1

The Patents

CDT Published Patents and Patent Applications (as at 18 April 2001)

P = Pending in the listed territory

G = Granted in the listed territory

Published = Published as an international application

001	EP 0294061	Optical Modulators based on Polymers	21/5/87	GB: 21/5/2007	G: US, GB, EP

EP: 19/5/2008

US: 20/5/2008

002	WO 90/13148	EL devices / CDT’s “Fundamental patent”	20/4/1989	18/4/2010	G: EP, US, AU, BR, CA, HK, KR, SG P: JP

003	WO 92/03490	Semiconductive copolymers for use in luminescent devices / “Tuning copolymers”	24/8/1990	22/8/2011 *	G: EP, US, CA, HK P: JP

004	WO 92/03491	Patterning of Semiconductive Polymers / Forming a polymer with distinct regions	22/8/91	22-Aug-2011 except US: 24-Aug-2010	G: US, HK, EP

005	WO 94/03030	Manufacture of Electroluminescent Device / Barrier layer between cathode and LEP	27/7/92	26-Jul-2013	G: EP, US, HK P: KR, JP

006	WO 94/03031	Electroluminescent devices / Device with at least two LEP layers	27/7/92	26-Jul-2013 except US: 26-Jul-2012	G: EP, HK, US P: JP, KR

007	WO 94/15441	Electroluminescent device comprising a chromophoric polymeric composition / “Blue light for emitting materials”	18/12/92	17-Dec-2013	G: US

008	WO 94/29883	Polymers for optical devices / PAV* with solubilising and electron withdrawing groups	10/6/93	20-May-2014 Except US: 18-Mar-2014	G: US P: EP

009	EP 0715803	Electroluminescent devices / Device with two LEP layers independently activated by two sets of electrodes.	26/8/93	26-Aug-2014	G: EP, US, HK

011	US5523555	Photodetective Device Having a Semiconductor Conjugated Polymer	14/9/94	14-Sep-2014	G: US

012	US 5698048 GB 2296815	Photoresponsive materials / organometallic complex with a conjugated polymer	9/12/94	GB: 9/12/2014 US: 8/12/2015	G: US, GB

023	WO 96/20253	Polymers for use in optical devices / cross linking of semiconductive polymers	28/12/94	28-Dec-2015	G: EP P: US, JP

015	W0 96/33593	Manufacture of OLEDs / Making an OLED by laminating together two self supporting components	18/4/95	17-Apr-2016	G: US P: EP, JP

016	WO 96/33516	Organic LEDs / laminating together two or more OLEDs	18/4/95	18-Apr-2016	G: US P: EP, JP

017	WO 96/33594	EL Device / “Memory effect” allowing voltage reduction without brightness reduction	18/4/95	17-Apr-2016	G: GB P: US

018	WO 96/33483	A Display / LCD light modulator defining a pixel array addressable to select opaque or transparent states	18/4/95	17-Apr-2016	G: GB, US

024	WO 97/38347	Efficient backlighting for LCDs	10/4/96	02-Apr-2017	G: GB P: US

025	WO 97/38452	High contrast EL displays / Circular polariser in front of display to absorb ambient light	10/4/96	10-Apr-2017	G: GB P: US

027	WO 97/38445	Organic LED colour display / Laterally spaced areas of LEP formed over respective groups of first and second electrode regions	10/4/96	10-Apr-2017	P: EP, JP, US, KR

026	WO 97/42666	Organic LED and method of fabricating the same / Thin oxide protective layer between cathode and EL layer	3/5/96	2-May-2017	P: EP, US

020	GB 2315594	Sensing device comprising coplanar light emitter and detectors	22/7/96	22-Jul-2016	G: GB

028	WO 98/05187	EL devices with electrode protection / Layer between anode and EL material – includes PEDOT:PSS	29/7/96	29-Jul-2017	G: GB P: EP, US, JP, CN

033	WO 98/04610	Conjugated copolymers for use in luminescent devices / Process for preparing PAVs	29/7/96	29-Jul-2017	P: EP, US, JP

029	WO 98/10473	Electrode deposition for OLEDs / DC magnetron sputtering; organic layers resistant to sputtering	4/9/96	04-Sep-2017	P: EP, US, JP

031	WO 98/10621	OLEDs with improved cathode / bilayer cathode with one thin layer	4/9/96	04-Sep-2017	P: EP, US, JP, CN

036	US 6002206	Pulsed LEP Devices	28/11/96	22-Sep-2017	G: US

050	US 5965901	EL devices with voltage drive scheme / Driver applying a pattern of a relatively high voltage portion and a relatively low voltage portion	28/11/96	26-Nov-2017	G: US P: GB

038	WO 98/32783	Rheology modification of precursor solutions / method for tailoring viscosity	28/1/97	26-Jan-2018	G: US, GB

042	WO 98/59529	Electrically Conducting Colour Filters for use in Organic Light Emitting Displays	21/6/97	19-Jun-2018	P: US

043	WO 99/12398	Display devices / Two light emitting regions and a barrier between the regions	1/9/97	01-Sep-2018	P: US

071	WO 99/13692	Self assembled transport layers for OLEDs	5/9/97	04-Sep-2018	P: EP, JP, US, TW

072	WO 99/12989	Compounds for electronic devices / “Fused thiophenes”	5/9/97	04-Sep-2018	P: EP, JP, US

047	WO 98/13408	High efficiency luminescent copolymers / PPV copolymers with certain substituents	28/9/97	28-Sep-2017	G: EP P: US, JP

045	EP 0901176	Electroluminescent device / Device with patterned electrode arrangement to prevent lateral charge spreading	29/9/97	EP: 27/8/2018 US: 28/8/2018	P: EP, US

048	WO 9920711	Polymeric materials for electroluminescent devices / PPVs with blue-shifting substituents	21/10/97	21-Oct-2018	P: EP, US, JP

044	EP 0921578	Electroluminescent device / Device with LEP materials of different bandgaps to control emission for selective emission	21/11/97	EP: 19/11/2018 US: 20/11/2018	P: EP, US

049	WO 99/28521	Sputter deposition / Discharge gas with a light emission spectrum lower than that of argon	1/12/97	20/11/2018	P: US

051	US 5969475	Tuneable microcavities – Light emitting cavity devices comprising a pair of mirrors with luminescent and control layers in the cavity defined by the mirrors	3/12/97	GB: 02/12/2017 US: 03/12/2017	G: GB, US

053	WO 99/42983	EL devices / A plurality of light-emitting pixels cycling between high and low power modes controlled by switches	18/2/98	05-Feb-2019	P: EP, JP, US, CN, KR

054	WO 99/43031	Display devices / Device with TFT and inkjet printed EL layer	23/2/98	19/2/2019 except: CN, KR: 23/2/2019 TW: 27/5/2019	P: EP, JP, US, CN, KR, TW

055	WO 99/43028	Display devices / Device comprising a transparent cover sheet, circuitry and a non-light transmissive layer between the cover and the circuitry	23/2/98	05-Feb-2019	P: EP, JP, US, CN, KR

056	WO 99/48337	Electroluminescent devices / Hole transport layer with electronic and / or optical properties varying across the thickness of the transport layer.	13/3/98	12-Mar-2019	P: EP, US, JP

057	WO 99/48160	Electroluminescent devices / “Improving efficiency using blends”	13/3/98	12/3/2019 except: TW: 27/5/2019 US: 31/3/2019	P: EP, JP, US, CN, KR, TW

059	WO 99/49525	Multilayer photovoltaic or photoconductive devices / First and second semiconductive layers with some mixing of the two layers at their interface.	20/3/98	2/2/2019 except: TW: 8/3/2019	P: EP, JP, US. CN, KR, TW

058	GB 2328442	Conjugated polymers for luminescent devices / Controlled cis-trans ratio of PPVs	31/3/98	31-Mar-2019	P: GB, US

060	EP 0949850	Flexible substrates for organic device / composite glass and plastic structure	2/4/98	EP: 31/3/2019 JP: 2/4/2019 US: 1/4/2019	P: EP, US, JP

062	WO 99/53472	Display control device with modes for reduced power consumption / Pixel display including reduced power consumption mode	15/4/98	14-Apr-2019	P: EP, US, JP

061	WO 99/54936	Polymer devices / IC device for integrating TFTs and OLEDs	16/4/98	16/4/2019 except: TW: 27/5/2019	P: EP, US, JP, AU, BR, CA. CN, KR, TW

063	WO 99/54780	Backlit displays / LED including light switching layer with areas through which the transmission of light may be controlled.	17/4/98	15-Apr-2019	P: US

064	GB 2336553	Selective deposition of organic films / Patterned LEP deposition without ink jetting	24/4/98	GB, US: 23/4/2019 DE: 22/4/2019 JP: 26/4/2019	P: DE, GB, JP, US

065	WO 99/66483	Backlit displays / Inkjet printed backlit displays	19/6/98	16-Jun-2019	P: EP, US, JP

066	EP 0966018	LEDs / A device with a light emissive region and a light sensitive region comprising a photocathode.	19/6/98	EP: 16/6/2019 US: 15/6/2019 JP: 21/6/2019	P: EP, US, JP

069	WO 00/04593	Particles and devices comprising particles - “Semiconductor mirrors 1” / LEP layer containing a dispersion of nanoparticles.	14/7/98	14-Jul-2019	P: EP, US, JP, CN, KR

070	WO 00/03950	Optical devices / Method for preparing nanoparticles	14/8/98	14-Jul-2019	P: EP, US, JP, CN, KR

073	WO 00/11728	Display devices / Display with an array of pixels containing RGB emitters and a further colour to which the eye is more sensititve that red or blue.	19/8/98	17-Aug-2019	P: EP, US, JP, CN, KR

074	GB 2340304	Organic light emitters / Modifying blend ratio to control emission colour, particularly for white emission	21/8/98	GB: 2/8/2018 US: 19/8/2019	P: GB, US

076	WO 00/35028	Display devices / Reflectivity influencing structure associated with cathode comprising graphite and / or fluoride or oxide of a low workfunction metal.	8/12/98	07-Dec-2019	Published

080	WO 00/36662	OLEDs / Electrode including a high resistance layer adjacent the LEP layer	16/12/98	15-Dec-2019	Published

081	WO 00/36663	Method of producing OLEDs / Method of reducing black spots	17/12/98	15-Dec-2019	Published

082	WO 00/36661	OLEDs / Electrodes with outermost surface comprising a layer of dielectric material	17/12/98	14-Dec-2019	Published

087(1)	WO 00/48257	Opto-electrical devices / Cathode with two layers of WF < 3.5 eV and and third layer of WF>3.5 eV	12/2/99	14-Feb-2020	Published

087(2)	WO 00/48258	Opto-electrical devices / As per 087(1) but with different claim scope	12/2/99	14-Feb-2020	Published

085	GB 2347015	Organic electroluminescent displays / Ink jetted red and green with overlying spin-coated blue layer	19/2/99	19-Feb-2019	Published

089	WO 00/53656	Polymer preparation / Use of organic base in Suzuki polymerisation – “Process patent”	5/3/99	03-Mar-2020	Published

109	WO 00/55927	Polymers, their preparation and uses / “The O’Connor Route” – multiple functionality within a single polymer	12/3/99	13-Mar-2020	Published

079	GB 2348316	Organic opto-electronic device / Light transmissive cathode	26/3/99	26-Mar-2019	P: GB

200	WO 00/60612 **	Method for doping a polymer / forming a less than fully doped polymer	6/4/99	05-Apr-2020	Published

094	GB 2349979	LEDs / Light transmissive cathode	10/5/99	10-May-2019	P: GB

093	WO 00/76010	Multiple wavelength LED, electronic apparatus and interference mirror / Three semi-reflecting layers for each of RG & B	2/6/99	02-Jun-2020	Published

091	WO 00/76008	Method of producing OLEDs / Method for forming patterned LEP on a substrate by providing a holed layer on substrate surface through which the substrate is exposed.	9/6/99	01-Jun-2020	Published

096	WO 00/76009	LEDs / Each electrode can inject both holes and electrons to allow operation under forward and reverse bias and AC drive.	9/6/99	01-Jun-2020	Published

100	GB 2352086	Patterning conductive layers / Forming a profiled layer over an electrode.	15/7/99	15-Jul-2019	P: GB

108	WO 01/07502	Polymerisation method / Directed metallation of monomers	24/7/99	24-Jul-2020	Published

236	WO 01/15246	Multicolour LEDs / Device with RG & B reflecting layers creating resonating optical path length.	20/8/99	14-Aug-2020	Published

103	WO 01/16251	A formulation for depositing a LEP layer – Terpenes and polyalkylated aromatics for use as inkjet solvents	31/8/99	30-Aug-2020	Published

*	CDT 003 – This application has been granted in the US as US 5401827 (expires 28/3/2012) and as divisional, US 5512654 and US 5672678 which both expire on 24/9/2010

Schedule 2

Licence Matters

Incremental Upgrades

Part A

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Part B

The Licensed Number for the Osram Licence is [**]

Part C

SEC Option: Royalty Rates

Device	CDI	SEC
Glass (Display)	[**]	[**]
Glass (Lighting)	[**]	[**]
PM	[**]	[**]
AM	[**]	[**]

[**]

Notwithstanding any provision of this Agreement which may result in any adjustment of the Relevant Rates, it is acknowledged and agreed by the parties that, where any SEC technology is included in this Agreement, the royalty payable to SEC by CDT [**] (the “minimum SEC rate”) [**].

Schedule 3

Existing Patents

Part A - CDT Relevant Technology

Europäisches Patentamt

(19)	[EU Logo]	European Patent Office	(11)	Publication Number: 0 294 061
A1
Office européen des brevets

(12)	EUROPEAN PATENT APPLICATION

(21)	Application number: 88304554.4	(51)	Int. Cl4.: G02F 1/35 , H01L 29/28 , //C08F138/02

(22)	Date of filing: 19.05.88

(30)	Priority: 21.05.87 GB 8712057	(71)	Applicant: The British Petroleum Company p.l.c. Britannic House Moor Lane London EC2Y 9BU (GB)

(43)	Date of publication of application: 07.12.88 Bulletin 88/49	(72)

Inventor: Allen, Phillip Charles

3 Denison Road

Feltham Middlesex TW13 4PY (GB)

Inventor: Friend, Richard Henry

Cambridge University Cavendish Laboratory

Madingley Road Cambridge, CB3 0HE (GB)

Inventor: Burroughes, Jeremy Henley

Cambridge University Cavendish Laboratory

Madingley Road Cambridge, CB3 0HE (GB)

Inventor: Harrison, Alan John

2 Maybank Cottages 13 High Street

West End Wolding Surrey, GU24 SPL (GB)

(84)	Designated Contracting States: AT BE CH DE ES FR GB GR IT LI NL SE	(74)	Representative: Krishnan, Suryanarayana Kalyana et al BP INTERNATIONAL LIMITED Patents & Agreements Division Chertsey Road Sanbury-on-Thames Middlesex TW16 7LN (GB)

(54)	Optical modulators based on polymers.

(57)	This invention relates to a device for electrooptic modulation of an optical beam. The device is a laminate comprising a coherent film (2) of a conjugated polymer having semi-conducting properties as the active component laminated with two or more layers (1, 3) of electrically conducting, insulating or semi-conducting materials. At least the active component (2) in the laminate is capable of interacting with the optical beam when under the influence of an electric signal and thereby result in a modulated beam. Means are provided for (i) establishing electrical contact with one or more layers (1, 3) of the laminate so as to enable an electrical signal to be applied across the active component (2) and (ii) detection of the extent of modulation of the modulated beam emerging from the active component layer (2).

[GRAPHIC]

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: H01L33/00, H05B 33/14, C09K11/06	A1	(11) International Publication Number: (43) International Publication Date:	WO 90/13148 1 November 1990 (01.11.90)

(21)	International Application Number: PCT/GB90/00584	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 18 April 1990 (18.04.90)

(30)	Priority Data: 8909011.2 20 April 1989 (20.04.89) GB

(81) Designated States: AT (European patent), AU, BE

+       (European patent), BR, CA, CH (European patent), DE (European patent), DK (European patent), ES (European patent), FI, FR (European patent), GB (European patent), IT (European patent), JP, KR, LU (European patent), NL (European patent), SE (European patent), US.

Published:

    With international search report.

(71)

Applicants (for all designated States except US:)

CAMBRIDGE RESEARCH AND INNOVATION LIMITED [GB/GB]; CAMBRIDGE CAPITAL MANAGEMENT LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB), LYNXVALE LIMITED [GB/GB]; The Old Schools, Trinity Lane, Cambridge CB2 ITS (GB).

(72)	Inventors; and

(75)

Inventors/Applicants (for US only): FRIEND, Richard

Henry [GB/GB]; 6 Sherlock Road, Cambridge CB3 OHR (GB). BURROUGHES, Jeremy, Henley [GB/US]; 11 Parsonage Street, Cold Spring, NY 00516 (US)-BRADLEY, Donal, Donat, Conor [GB/GB]; Curchill College, Cambridge CB3 0D5 (GB).

(54) Title: ELECTROLUMINESCENT DEVICES

[GRAPHIC]

(57)	Abstract

An electroluminescent device comprises a semiconductor layer (4) in the form of a thin dense polymer film comprising at least one conjugated polymer, a first contact layer (5) in contact with a first surface of the semiconductor layer, and a second contact layer (3) in contact with a second surface of the semiconductor layer. The polymer film (4) of the semiconductor layer has a sufficiently low concentration of extrinsic charge carriers that on applying an electric field between the first and second contact layers across the semiconductor layer so as to render the second contact layer positive relative to the first contact layer charge carriers are injected into the semiconductor layer and radiation is emitted from the semiconductor layer. The polymer film can be poly(p-phenyenevinylene) [PPV] of formula (I) wherein the phenylene ring may optionally carry one or more substituents each independently selected from alkyl (preferably methyl), alkoxy (preferably methoxy or ethoxy), halogen (preferably chlorine or bromine) or nitro.

+	See back of page

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: C08G 61/02, 61/12, H01B 1/12 H05B 33/14	A1	(11) International Publication Number: (43) International Publication Date:	WO 92/03490 5 March 1992 (05.03.92)

(21) International Application Number: PCT/GB91/01420	(74) Agents: DRIVER, Virginia R. et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22) International Filing Date: 22 August 1991 (22.08.91)

(81) Designated States: AT (European patent), AU, BE (European patent), BR, CA, CH (European patent), DE (European patent), DK (European patent), ES (European patent), FI, FR (European patent), GB (European patent), GR (European patent), IT (European patent), JP, KR, LU (European patent), NL (European patent), SE (European patent), SU*.

(30) Priority Data: 9018698.2 22 August 1990 (24.08.90) GB

(71) Applicants: CAMBRIDGE RESEARCH AND INNOVATION LIMITED [GB/GB]; CAMBRIDGE CAPITAL MANAGEMENT LIMITED [GB/GB];
13 Station Road, Cambridge CB1 2JB (GB), LYNXVALE LIMITED [GB/GB]; The Old Schools, Trinity Lane, Cambridge CB2 1TS (GB).

(72) Inventors: HOLMES, Andrew ; 19 Newton Road, Cambridge, CB2 2AL (GB). BRADLEY, Donal, Donat, Conor ; 48 Cambridge Road, New Wimpole, Cambridge SG8 5QE (GB). Kraft, Arno ; 3 Pemberton Terrace, Cambridge CB2 1JA (GB). BURN, Paul ; Christs College, Cambridge (GB). BROWN, Adam ; Whitfield House, 69 Grange Road, Cambridge CB3 9AA (GB). FRIEND, Richard ; 6 Sherlock Road, Cambridge CB3 0HR (GB).

Published: With international search report. Before the expiration of the time limit for amending the claims and to be republished in the event of the receipt of amendments.

(54) Title: SEMICONDUCTIVE COPOLYMERS FOR USE IN LUMINESCENT DEVICES

(57) Abstract

A semiconductor conjugated copolymer comprises at least two chemically different monomer units which, when existing in their individual homopolymer forms, have different semiconductor bandgaps. The proportion of said at least two chemically different monomer units in the copolymer is selected to control the semiconductor bandgap of the copolymer so as to control the optical properties of the copolymer. The copolymer is formed in a manner enabling it to be laid down as a film without substantially affecting the luminescent characteristics of the copolymer and is stable at operational temperature. The semiconductor bandgap may be spatially modulated so as to increase the quantum efficiency of the copolymer when excited to luminescence, to select the wavelength of radiation emitted during luminescence or to select the refractive index of the copolymer.

+	See back of page

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: C08G 61/02, 61/12, H01B 1/12 H05B 33/14	A1	(11) International Publication Number: (43) International Publication Date:	WO 92/03491 5 March 1992 (05.03.92)

(21)	International Application Number: PCT/GB91/01420	(74) Agents: DRIVER, Virginia R. et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22) (30) (71)

International Filing Date:    22 August 1991 (22.08.91)

Priority Data:
9018698.2                 24 August 1990
(24.08.90)        GB

Applicants: CAMBRIDGE RESEARCH AND INNOVATION LIMITED [GB/GB]; CAMBRIDGE CAPITAL MANAGEMENT LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB). LYNXVALE LIMITED [GB/GB]; The Old Schools, Trinity Lane, Cambridge CB2 1TS (GB).

(81) Designated States: AT (European patent), AU, BE (European patent), BR, CA, CH (European patent), DE (European patent), DK (European patent), ES (European patent), FI, FR (European patent), GB (European patent), GR (European patent), IT (European patent), JP, KR, LU (European patent), NL (European patent), SE (European patent), SU+.

Published:

With international search report. Before the expiration of the time limit for amending the claims and to be republished in the event of the receipt of amendments.

(72)

Inventors: HOLMES, Andrew ; 19 Newton Road, Cambridge, CB2 2AL (GB). BRADLEY, Donal, Donat, Conor ; 48 Cambridge Road, New Wimpole, Cambridge SG8 5QE (GB). KRAFT, Arno ; 3 Pemberton Terrace, Cambridge CB2 1JA (GB). BURN, Paul ; Christs College, Cambridge (GB). BROWN, Adam ; Whitfield House, 69 Grange Road, Cambridge CB3 9AA (GB). FRIEND, Richard ; 6 Sherlock Road, Cambridge CB3 0HR (GB).

(54) Title: PATTERNING OF SEMICONDUCTIVE POLYMERS

[GRAPHIC]

(57) Abstract

A method is provided for forming in a semiconductive conjugated polymer at least first and second regions having different optical properties. The method comprises: forming a layer of a precursor polymer and permitting the first region to come into contact with a reactant, such as an acid, and heat while permitting the second region to come into contact with a lower concentration of the reactant. The reactant affects the conversion conditions of the precursor polymer in such a way as to control the optical properties of at least the first region so that the optical properties of the first region are different from those of the second region. The precursor polymer may comprise a poly(arleyen-1, 2-ethanediyl) polymer, at least some of the ethane groups of which include a modifier group whose susceptibility to elimination is increased in the presence of the reactant.

+	See back of page

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification [5]: H05B 33/14, 33/10, C09K 11/06	A1	(11) International Publication Number: (43) International Publication Date:	WO 94/03030 3 February 1994 (03.02.94)

(21)	International Application Number: PCT/GB93/01573	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 26 July 1993 (26.07.93)	(81) Designated States: JP, KR, US, European patent (AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

(30)	Priority Data: 9215928.4 27 July 1992 (27.07.92) GB	Published: With international search report.

(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/ GB]; 13 Station Road, Cambridge CB1 2JB (GB).

(72)	Inventors; and

(75)

Inventors/Applicants(for US only): FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge SB3 9LG (GB). HOLMES, Andrew, Bruce [GB/GB]; 19 Newton Road, Cambridge CB2 2AL (GB). BRADLEY, Donal, Donat, Conor [GB/GB]; 48 Cambridge Road, New Wimpole, Cambridgeshire SG8 5QT (GB). BURN, Paul, Leslie [GB/GB]; Dyson Perrins Laboratory, South Parks Road, Oxford OX1 3QY (GB). KRAFT, Arno [DE/DE]; Karl-Geuson Strasse 170, D-40231 Düsseldorf (DE). BROWN, Adam, Richard [GB/NL]; De Kreijenbeek 199, NL-5530 BE Valkenswaard (NL). BURROUGHES, Jeremy, Henley [GB/GB]; 51 Riverside, Cambridge CB5 8NH (GB). GREENHAM, Neil [GB/GB]; Clare College, Trinity Lane, Cambridge CB2 1TL (GB).

(54) Title: MANUFACTURE OF ELECTROLUMINESCENT DEVICES

(57) Abstract

In an electroluminescent device which comprises a layer of a semiconductive conjugated polymer between positive and negative charge carrier injecting electrodes, a barrier layer is arranged between the layer of semiconductive conjugated polymer and the charge carrier injecting layer for negative charge carriers. The barrier layer protects the layer of semiconductive conjugated polymer from for example mobile ions released by the reactive charge carrier injecting layer. The barrier layer can in some circumstances also itself be light-emissive.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification [5]: H05B 33/14, 33/10, C09K 11/06	A1	(11) International Publication Number: (43) International Publication Date:	WO 94/03031 3 February 1994 (03.02.94)

(21)	International Application Number: PCT/GB93/01574	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 26 July 1993 (26.07.93)
(81) Designated States: JP, KR, US, European patent (AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).
(30)	Priority Data: 9215929.2 27 July 1992 (27.07.92) GB

(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/ GB]; 13 Station Road, Cambridge CB1 2JB (GB).	Published: With international search report.

(72)	Inventors; and

(75)

Inventors/Applicants (for US only): FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge SB3 9LG (GB). HOLMES, Andrew, Bruce [GB/GB]; 19 Newton Road, Cambridge CB2 2AL (GB). BRADLEY, Donal, Donat, Conor [GB/GB]; 48 Cambridge Road, New Wimpole, Cambridgeshire SG8 5QT (GB). BURN, Paul, Leslie [GB/GB]; Dyson Perrins Laboratory, South Parks Road, Oxford OX1 3QY (GB). KRAFT, Arno [DE/DE]; Karl-Geuson Strasse 170, D-40231 Düsseldorf (DE). BROWN, Adam, Richard [GB/NL]; De Kreijenbeek 199, NL-5530 BE Valkenswaard (NL). BURROUGHES, Jeremy, Henley [GB/GB]; 51 Riverside, Cambridge CB5 8NH (GB). GREENHAM, Neil [GB/GB]; Clare College, Trinity Lane, Cambridge CB2 1TL (GB).

(54) Title: ELECTROLUMINESCENT DEVICES

(57) Abstract

An electroluminescent device has at least two active semiconductive conjugated polymer light emitting layers arranged between a cathode and an anode. The layers are arranged so that at least part of at least two layers lie in an emission zone of the device.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification [5]: H05B 33/14, C09K 11/06	A1	(11) International Publication Number: (43) International Publication Date:	WO 94/15441 7 July 1994 (07.07.94)

(21)	International Application Number: PCT/GB93/02586	(74) Agents: DANIELS, Jeffrey, Nicholas et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 17 December 1993 (17.12.93)
(30)	Priority Data: 9226475.3 18 December 1992 (18.12.92) GB

(81) Designated States: AT, AU, BB, BG, BR, BY, CA, CH, CZ, DE, DK, ES, FL, GB, HU, JP, KP, KR, KZ, LK, LU, MG, MN, MW, NL, NO, NZ, PL, PT, RO, RU, SD, SE, SK, UA, US, VN, European patent (AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, ML, MR, NE, SN, TD, TG).

Published:

With international search report.

(71)	Applicant(for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/ GB]; 13 Station Road, Cambridge CB1 2JB (GB).
(72)	Inventors; and
(75)

Inventors/Applicants(for US only): HOLMES, Andrew, Bruce [AU/GB]; 19 Newton Road, Cambridge CB2 2AL (GB). KRAFT, Arno [DE/DE]; Karl-Geuson-Strasse 170, D-4000 Düesseldorf (DE). BURN, Paul, Leslie [AU/GB]; University College, Oxford OX1 4BH (GB). MORATTI, Stephen, Carl [NZ/GB]; University of Cambridge, Department of Chemistry, Leasfield Road, Cambridge CB2 1EW (GB). FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB). BRADLEY, Donal, Donat, Conor [GB/GB]; University of Sheffield, Department of Physics, Sheffield S3 7HF (GB). GREENHAM, Neil Clement [GB/GB]; 190 Chesterton Road, Cambridge (GB). BROWN, Adam, Richard [GB/NL]; Philips Research Laboratories, Prof Holstham 4, NL-5656 AA Eindhoven (NL). MARTENS, Josef, Herbert, Ferdinand [DE/DE]; Mercedes Benz AG, Poststelle T723, D-70322 Stuttgart (DE). CACCIALLI, Franco [IT/GB]; 4 Wingate Way, Trampington, Cambridge CB2 2HD (GB). GRUENER, Johannes [DE/GB]; 12 Fritzwilliam Street, Cambridge (GB).

(54) Title: ELECTROLUMINESCENT DEVICE COMPRISING A CHROMOPHORIC POLYMERIC COMPOSITION

(57) Abstract

An electroluminescent device is provided incorporating an emissive layer comprising a processible polymer matrix such as poly(methylmethacrylate) and a chromophoric component such as an asymmetric stilbene or distyrylbenzene. The chromophoric component is blended with the polymer matrix or covalently attached thereto as a side chain and is selected to emit radiation in the region 400 mm to 500 mm when excited to luminescence.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: H01B 1/12, C09K 11/06, H05B 33/14, 33/26, C08F 8/44, C08G 61/00, H05B 33/10	A1	(11) International Publication Number: (43) International Publication Date:	WO 94/29883 22 December 1994 (22.12.94)

(21)	International Application Number: PCT/GB94/01118	(74) Agents: DANIELS, Jeffrey, Nicholas et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 20 May 1994 (20.05.94)

(81) Designated States: AT, AU, BB, BG, BR, BY, CA, CH, CN, CZ, DE, DK, ES, FI, GB, HU, JP, KP, KR, KZ, LK, LU, LV, MG, MN, MW, NL, NO, NZ, PL, PT, RO, RU, SD, SE, SK, UA, US, UZ, VN, European Patent (AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, ML, MR, NE, SN, TD, TG).

Published:

With international search report

(30)	Priority Data: 9311992.3 10 June 1993 (10.06.93) GB 9323004.3 5 November 1993 (05.11.93) GB 08/210,327 18 March 1994 (18.03.94) US
(71)	Applicants: (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB)

(72)	Inventors; and

(75)

Inventors/Applicants: (for US only): HOLMES, Andrew, Bruce (AU/GB); 19 Newton Road, Cambridge CB1 2JB (GB). FRIEND, Richard, Henry (GB/GB); 37 Barton Road, Cambridge CB3 9LG (GB). MORATTI, Stephen, Carl (NZ/GB); 3 Belvoir Road, Cambridge CB4 1JQ (GB). BAIGENT, Derek, Ralph (GB/GB); Churchill College, Cambridge CB3 0DS (GB). BRADLEY, Donal, Donat, Conor (GB/GB); 86 Green Oak Avenue, Totley, Sheffield S17 4FT (GB). CERVINI, Raoul (AU/GB); 51 Alcemon Street, Cambridge CB4 3HE (GB). GREENHAM, Neil, Clement (GB/GB); 190 Chesterton Road, Cambridge CB4 1NE (GB). HAMER, Peter, John (GB/GB); 12 Lawrence Way, Kings Hedges, Cambridge CB4 2PR (GB).

(54)	Title: POLYMERS FOR OPTICAL DEVICES

(57)	Abstract

An optical device such as an electroluminescent device is provided which comprises a first contact layer, and a semiconductive layer in contact with the first contact layer. The semiconductive layer comprises an emissive layer of a semiconductive conjugated polymer comprising arylene vinylene units forming at least part of the polymer main chain, and an electron-withdrawing group is conjugatively linked to the polymer main chain so that the polymer emits radiation when excited to luminesce. Enhanced efficiencies of electroluminescence may be obtained, especially where a hole-transporting polymer forms part of the semiconductive layer.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H05B, 33/14, 33/26, H01L 33/00	A1	(11) International Publication Number: (43) International Publication Date:	WO 95/06400 2 March 1995 (02.03.95)

(21) International Application Number: PCT/GB94/01840	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22) International Filing Date: 23 August 1994 (23.08.94)

(30) Priority Data: 9317932.3 26 August 1993 (26.08.93) GB	(81) Designated States: GB, JP, US, European patent (AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE). Published: With international search report

(71) Applicants: (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED (GB/GB); 13 Station Road, Cambridge CB1 2JB (GB)

(72) Inventors; and

(75) Inventors/Applicants: (for US only): MARTENS, Josef, Herbert, Ferdinand (DE/DE); Daimler Benz AG, Poststelle 0507, D-70546 Stuttgart (DE). BURN, Paul, Leslie (AU/GB); University College, Oxford OX1 4BH (GB); PICHLER, Karl (AT/GB); Churchill College, Cambridge CB3 0D8 (GB). FRIEND, Richard, Henry (GB/GB); 37 Barton Road, Cambridge CB3 9LG (GB). HOLMES, Andrew, Bruce (GB/GB); 19 Newton Road, Cambridge CB2 2AL (GB).

(54) Title: ELECTROLUMINESCENT DEVICES

[GRAPHIC]

(57) Abstract

An electroluminescent device comprises first and second layers (6, 12) of light emitting semiconductive conjugated polymers with an electrode arrangement (4, 8, 10, 14) for injecting charge carriers into both light emissive layers to cause light to be emitted therefrom. The first and second light emitting layers are in viewing overlap and the electrode arrangement comprises two sets of electrodes (4, 8; 10, 12) which can be operated independently. The first light emissive layer is arranged to emit radiation of a first wavelength when excited and the second light emissive layer is arranged to emit radiation of a second wavelength when excited. The electroluminescent device can thus be operated to cause either radiation of the first wavelength or radiation of the second wavelength or both to be emitted and viewed.

United States Patent [19] Friend et al.	[11] Patent Number: [45] Date of Patent:	5,523,555 Jun. 4, 1996

[54]	PHOTODETECTOR DEVICE HAVING A SEMICONDUCTIVE CONJUGATED POLYMER				“Electroluminesence and Photovoltaic Effect in PPV Schottky Diodes”, W. Reiss, S. Karg, V. Dyakanov, M. Meier, M. Schwoerer, Journal of Luminescence 60&61 (Proceedings of the 1993 International Conference on Luminescence 9-13 Aug. 1993), 906-911 (1994).

[75]	Inventors:	Richard H. Friend; Andrew B. Holmes, both of Cambridge; Donal D. C. Bradley, Totley; Robert N. Marks, Cambridge, all of United Kingdom			“Photovoltaic Properties of Poly (p-phenylene vinylene)/ Aluminum Interfaces”, H. Antoniadis, B. R. Hsieh, M. A. Abkowitz, M. Stolka and S. A. Jenekhe, Polym. Preprints 34,490, Jan. 1993.

[73]	Assignee:	Cambridge Display Technology, Cambridge, United Kingdom			“The Photovoltaic Response in Poly (p-phenylene vinylene) Thin Film Devices”, R. N. Marks, J. J. M. Halls, D. D. C. Bradley, R. H. Friend and A. B. Holmes, reported at the Minisymposium on Polymer Light-emitting Diodes, Eindhoven, The Netherlands, 15th Sep. 1993 and published in J. Phys. Condensed Matter 6, 1379-1394 (1994).
[21]	Appl. No.:	305,848
[22]	Filed:	Sep. 14, 1994

[51]	Int. Cl.*		H01J 40/14		“Dual-Function Semiconducting Polymer Devices: Light-Emitting and Photodetecting Diodes”, G. Yu, C. Zhang and A. J. Hoeger, Appl. Phys. Lett. 64, 1540-1542, 21st Mar. 1994 (1994).
[52]	U.S. Cl.		250/214 R; 250/214 LA;
250/214 LS; 257/103

[58]	Field of Search	250/214 R, 214 LA, 250/214 LS, 214.1, 214 VT; 257/40, 103; 437/1, 225; 313/501, 504, 507; 430/83, 321; 324/766, 767			“Semiconducting Polymer Diodes: Large Size, Low Cost Photodetectors with Excellent Visible-Ultraviolet Sensitivity”, G. Yu, K. Pakbaz and A. J. Hoeger, Appl. Phys. Lett. 64, 10th Jun. 1994 (1994).

[56]	References Cited

Primary Examiner—Edward P. Westia

Assistant Examiner—Que T. Le

Attorney, Agent, or Firm—Merchant, Gould, Smith, Edell, Welter & Schmidt

[57]                     ABSTRACT

A photodetector device includes a semiconductive conjugated polymer, such as PPV, arranged between first and second electrode layers having different work functions, a bias circuitry connected to apply a bias voltage between the first and second electrode layers, and a sensing circuitry connected to detect a photocurrent flowing between the first and second electrode layers across the polymer layer as a result of radiation incident on the polymer layer while the bias voltage is applied. The bias voltage is selected in relation to the thickness of the polymer layer.

U.S. PATENT DOCUMENTS

	4,564,808	1/1986	Faughnan et al.	324/766
	5,247,190	9/1993	Friend et al.	257/40
	5,352,906	10/1994	Shinar et al.	257/103
OTHER PUBLICATIONS
“Amorphous Silicon Image Sensor Arrays”, M. J. Powell et al., Mat. Res. Soc. Symp. Proc. 258, 1127-1137, Materials Research Society, Jan. 1992.
“Electrical and Optical Characterization of Poly-phenylene-vinylene Light Emitting Diodes”, S. Karg, W. Reiss, V. Dyakanov and M. Schwoerer, Synthetic Metals 54, 427-433, Jan. 1993.
20 Claims, 6 Drawing Sheet

[GRAPHIC]

United States Patent [19]	[11] Patent Number:	5,698,048

Friend et al.	[45] Date of Patent:	Dec. 16, 1997

[54]	PHOTORESPONSIVE MATERIALS

N.S. Sariciftci, L. Smilowitz, A.J. Heeger and F. Wudl, “Semiconducting polymers (as donors) and buckminsterfullerene (as acceptor): photoinduced electron transfer and heterojunction devices.” Synthetic Metals, vol. 59, No. 3 Aug. 1993, Lausanne, CH, pp. 333-352.

H.F. Wittmann, K. Fuhrmann, R.H. Friend and M.S. Khan and J. Lewis, “Optical Excitations in Transition Metal Containing Poly-ynes.” Synthetic Metals, vol. 55, No. 1, 15 Mar. 1993, Lausanne, CH pp. 56-61.

H.R. Wittmann, and R. H. Friend, and M.S. Khan and J. Lewis, “Optical spectroscopy of platinum and palladium containing poly-ynes.” Journal Of Chemical Physics, vol. 101, No. 4, 15 Aug. 1994, New York USA, pp. 2693-2698.

Primary Examiner—Nakarani; D. S.

Attorney, Agent or Firm— Merchant, Gould, Smith, Edell, Welter & Schmidt, P.A.

[75]	Inventors:	Richard Friend; Annette Köhler, both of Cambridge, United Kingdom
[73]	Assignee:	Cambridge Display Technology Limited, Cambridge, United Kingdom
[21]	Appl. No.:	569,710
[22]	Filed:	Dec. 8, 1995
[30]	Foreign Application Priority Data
Dec. 9, 1994 [GB]		United Kingdom 942/4894
[51]	Int. Cl.*	H01L 31/00
[52]	U.S. Cl.	136/263; 136/252; 136/255; 257/40; 257/431; 257/449; 428/457; 428/461; 428/913

[57]             ABSTRACT

A photoresponsive material comprises molecular or polymeric semiconductors in which photogeneration of separated charge carriers proceeds substantially via an intermediate stage of a triplet exciton, where the generation of the triplet exciton may be facilitated by the presence of elements of high atomic number, and in which the generation of separated charges from the intermediate triplet excited states is facilitated by the presence of at least two semiconductive components, one of which is of high electron affinity and able to accept electrons, and the other of which is of low ionisation potential and therefore able to accept positive charge carriers, the difference between the electron affinity of the former and the ionisation potential of the latter being sufficiently low so as to allow the ionisation of a triplet exciton which is present on either of the two aforementioned semiconductive components or on a third component. The provision of contact electrodes allows charge to be collected by an external electrical circuit and allows light to be incident on the active photoresponsive material.

[58]	Field of Search	136/252, 255, 136/263; 257/40; 431, 449; 428/411.1, 457,461,913
[56]	References Cited
U.S. PATENT DOCUMENTS
5,171,373 12/1992 Hubard et al. 136/252
FOREIGN PATENT DOCUMENTS
WO 94/05045	3/1994	WIPO.
OTHER PUBLICATIONS
A. Kohler, H.F. Wittmann, R.H. Friend, M.S. Khan, J. Lewis, “The photovoltaic effect in a platinum poly-yne.” Synthetic Metals,, vol. 67, No. 1/3, Nov. 1994, Lausanne, CH, , pp. 245-249.
G. Yu, K. Pakbaz, and A.J. Heeger, “Semiconducting polymer diodes: Large size, low cost photodetectors with excellent visible-ultraviolet sensitivity.” Applied Physics Letters, vol. 64, No. 25, 20 Jun. 1994, New York US, pp. 3422-3424.			34 Claims, 5 Drawing Sheets [GRAPHIC]

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
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(51)	International Patent Classification[6]: H05B 33/10, H01L 33/00	A1	(11) International Publication Number: (43) International Publication Date:	WO 96/33593 24 October 1996 (24.10.96)

(21)	International Application Number: PCT/GB96/00923

(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(81) Designated States:GB, JP, KR, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:

With international search report.

Before the expiration of the time limit for amending the claims and to be republished in the event of the receipt of amendments.

(22)	International Filing Date: 17 April 1996 (17.04.96)
(30)	Priority Data: 9507857.2 18 April 1995 (18.04.95) GB 9515298.9 26 July 1995 (17.04.95) GB
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): FRIEND, Richard,
Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB). HOLMES, Andrew, Bruce [AU/GB]; 19 Newton Road, Cambridge CB2 2AL (GB). MORATTI, Stephen, Carl [NZ/GB]; 3 Belvoir Road, Cambridge CB4 1JQ (GB).

(54) Title: MANUFACTURE OF ORGANIC LIGHT EMITTING DEVICES

[GRAPHIC]

(57) Abstract

A method of making a light emitting device comprises the laminating together of two self-supporting components, atleast one of which has a light emitting layer (12) on an inner surface thereof. A first self-supporting component is formed by coating a first substrate (10) with an organic light emissive material (12). A second self-supporting component is formed by coating a second substrate (2) with an organic material which is one of a light emissive material and a charge transport material (8). The two self-supporting components are laminated together such that the organic materials (8, 12) are located between the substrates (2, 10) in the finished device.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
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(51)	International Patent Classification[6]: H01L 33/00, 25/075, H05B 33/14	A1	(11) International Publication Number: (43) International Publication Date:	WO 96/33516 24 October 1996 (24.10.96)

(21)	International Application Number: PCT/GB96/00929	(74) Agents: DANIELS, Jeffrey, Nicholas et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 18 April 1996 (18.04.96)
(30)	Priority Data: 9507862.2 18 April 1995 (18.04.95) GB

(81) Designated States: JP, KR, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, FT, SE).

Published:.

With international search report.

Before the expiration of the time limit for amending the claims and to be republished in the event of the receipt of amendments.

(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only):PICHLER, Karl [AT/GB]; Churchill College, Storeys Way, Cambridge CB3 0DS (GB).

(54)    Title: ORGANIC LIGHT-EMITTING DEVICES

[GRAPHIC]

(57)    Abstract

A method of fabricating an organic electroluminescent display, which comprises laminating together a plurality of self-supporting organic light-emitting devices, each of which is capable of functioning separately as an individual device; wherein each of the organic light-emitting devices in the display emits radiation differently from one another in respect of colour, pattern and/or direction; and wherein each of the organic light-emitting devices in the display comprises a substrate, a first electrode and a second electrode, at least one of which electrodes is at least semi-transparent, and an organic electroluminescent layer between the electrodes.

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(51)	International Patent Classification[6]: H05B 33/14, 33/12, 33/26	A1	(11) International Publication Number: (43) International Publication Date:	WO 96/33594 24 October 1996 (24.10.96)

(21)	International Application Number: PCT/GB96/00925	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 17 April 1996 (17.04.96)
(30)	Priority Data: 9507860.6 18 April 1995 (18.04.95) GB 9519170.6 19 September 1995 (19.09.95) GB	(81) Designated States: GB, JP, KR, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE). Published: With international search report.
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): MAY, Paul [GB/GB]; 56 Beaumont Road, Cambridge CB1 4PY (GB). PICHLER, Kari [AT/GB]; Churchill College, Storeys Way, Cambridge CB3 0DS (GB).

(54) Title: ELECTROLUMINESCENT DEVICE

(57) Abstract

An electroluminescent device is described which utilises a “memory effect” which allows a device to be turned on by a turn on voltage and then for the voltage to be reduced without a reduction in the light output. The present electroluminescent device incorporates a semiconductive conjugated polymer layer together with a light dependent voltage regulating layer the conductivity of which varies with light incident thereon from the semiconductive conjugated polymer layer. An electroluminescent device using a semiconductive conjugated polymer layer is relatively simple to manufacture as compared with earlier devices.

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(51)	International Patent Classification[6]: G09G 3/34, G02F 1/1335	A1	(11) International Publication Number: (43) International Publication Date:	WO 96/33483 24 October 1996 (24.10.96)

(21)	International Application Number: PCT/GB96/00924	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 17 April .1996 (17.04.96)

(30)	Priority Data: 9507861.4 18 April 1995 (18.04.95) GB 9516468.7 11 August 1995 (11.08.95) GB	(81) Designated States: GB, JP, KR, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE). Published:. With international search report.
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).
(72)	Inventors; and

(75)	Inventors/Applicants (for US only): MAY, Paul [GB/GB]; 56 Beaumont Road, Cambridge CB1 4PY (GB).

(54)    Title: A DISPLAY

[GRAPHIC]

(57)    Abstract

A display comprises a light modulator defining an array of pixels arranged in rows (2) and columns (3) and addressable to select between at least an opaque state for each pixel and a transparent state for each pixel. The display includes a light emitting device arranged adjacent the light modulator to act as a light source for the display. The light modulator is a passive matrix liquid crystal display device and the light source is an electroluminescent LED. The light source is addressable to emit light from selected regions LER, each region overlapping at least a plurality of rows (2) of the light modulator. In this way, the problem of electrical cross-talk in the display is reduced.

(12)	UK Patent Application	(19) GB	(11) (43)	2 315 594 Date of A Publication	(13) A 04.02.1996

(21)	Application No 9615319.2	(51)	INT CL6 H01L 31/12
(22) (71)	Date of Filing 22.07.1996 Applicant(s) Cambridge Display Technology Limited	(52)	UK CL (Edition P) H1K KED K1EA K1EB K4C2B K4C2D K9C3 G1A AG17 AG8 AG9 AR7 AT28 AT3 U18 S1872 S2084 S2066
	(Incorporated in the United Kingdom) 13 Station Road, CAMBRIDGE, CB1 2JR, United Kingdom	(56)	Documents Cited GB 2124051 A EP 0517628 A1 US 5347189 A

(72)	Inventor(s) Paul May Karl Fichler	(52)	Field of Search UK CL (Edition O) H1K KED INT CL6 H91L Online: WPI
(71)	Agent and/or Address for Service Page White & Farrer 54 Doughty Street, LONDON, WC1N 2LS, United Kingdom

(54)	Sensing device comprising coplanar light emitter and detectors

(57) A unitary sensing device is provided which has light emitting regions P2, P4 in the same plane as an array of light detecting regions P1, P3, P5. The light emitters and detectors are formed between electrodes 4, 8 in regions of an electroluminous semiconductor polymer layer 6, preferably polyphenylene vinylene (PPV). The light emitting region may be provided as a continuous strip adjacent a strip of the sensing elements. A variety of operating circuitry is described.

[GRAPHIC]

At least one drawing originally filed was informal and the print reproduced here is taken from a later filed formal copy.

The claims were filed later than the filing date within the period prescribed by Rule 25(1) of the Patents Rules 1995.

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(51)	International Patent Classification[6]: C09K 11/06, H05B 33/14, H01L 33/00, H05B 33/10	A1	(11) International Publication Number: (43) International Publication Date:	WO 96/20253 4 July 1996 (04.07.96)

(21) (22)	International Application Number: PCT/GB95/03043 International Filing Date: 28 December 1995 (28.12.95)	(74) Agents: DANIELS, Jeffrey, Nichols et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(30)	Priority Data: 9426288.8 28 December 1994 (28.12.94) GB 9510155.6 19 May 1995 (19.05.95) GB	(81) Designated States: JP, KR, US, European patent (AT, BE, CH, DE, DK, ES, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE). Published: With international search report.
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 13 Station Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): HOLMES, Andrew,

Bruce [AU/GB]; 19 Newton Road, Cambridge CB2 2AL (GB). LI, Xiao-Chang [CN/GB]; 55 Silverwood Close, Cambridge CB1 3HA (GB). MORATTI, Stephen, Carl [NZ/GB]; 28 Owlstone Road, Cambridge CB3 9JH (GB). MURRAY, Kenneth, Andrew [GB/GB]; Flat 3, 16 Burlington Street, Bath BA1 2SB (GB). FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB).

(54) Title: POLYMERS FOR USE IN OPTICAL DEVICES

(57)	Abstract

Optical devices fabricated from solvent processible polymers suffer from susceptibility to solvents and morphological changes. A semiconductive polymer capable of luminescence in an optical device is provided. The polymer comprises a luminescent film-forming solvent processible polymer which contains cross-linking so as to increase its molar mass and to resist solvent dissolution, the cross-linking being such that the polymer retains semiconductive and luminescent properties.

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(51)	International Patent Classification[6]: G02F 1/1335	A1	(11) International Publication Number: (43) International Publication Date:	WO 97/38347 16 October 1997 (16.10.97)

(21)	International Application Number: PCT/GB97/00939	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 2 April 1997 (02.04.97)
(30)	Priority Data: 9607434.9 10 April 1996 (10.04.96) GB 9615937.1 30 July 1996 (30.07.96) GB	(81) Designated States: GB, JP, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE). Published: With international search report.
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).

(72)	Inventor; and

(75)	Inventors/Applicant (for US only):GOSTICK, Mark [GB/GB]; 28 Rooks Street, Cottenham, Cambridge CB4 4RB (GB).

(54)	Title: EFFICIENT BACKLIGHTNIG FOR LCDS

[GRAPHIC]

(57)	Abstract

A display comprising a light modulator defining between a transmissive rear support element and a transmissive front support element a plurality of selectively addressable regions which can be switched between at least an opaque state and a transmissive state, and a light emitting device (8) arranged adjacent the light modulator (9) and fixed to the same comprising a substrate (6) on which is formed a continuous first electrode layer (7), a continuous light emitting layer (11) and a second electrode layer (13) which extends continuously over the light emitting layer (11) to encapsulate an active area of the light emitting device (8).

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(51)	International Patent Classification[6]: H01L 51/20, 27/15	A1	(11) International Publication Number: (43) International Publication Date:	WO 97/38452 16 October 1997 (16.10.97)

(21)	International Application Number: PCT/GB97/00996

(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(81) Designated States: GB, JP, KR, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:

With international search report.

(22)	International Filing Date: 10 April 1997 (10.04.97)
(30)	Priority Data: 9607436.4 10 April 1996 (10.04.96) GB 9702196.8 4 February 1997 (04.02.97) GB
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).
(72)	Inventor; and
(75)	Inventor/Applicant (for US only): MAY, Paul (GB/GB); 121 Stetchworth Road, Dullingham, Cambridgeshire CB8 9UH (GB).

(54)	Title: HIGH CONTRAST ELECTROLUMINESCENT DISPLAYS

[GRAPHIC]

(57)	Abstract

The contrast of an electroluminescent display using an organic EL layer (6) is improved by using a circular polariser (14) in front of the surface. The polariser causes ambient light to be absorbed (LT, LR) while allowing transmission of emitted light (LE) and therefore improves the contrast of the display.

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(51)	International Patent Classification[6]: H01L 51/20, 27/15	A1	(11) International Publication Number: (43) International Publication Date:	WO 97/42666 13 November 1997 (13.11.97)

(21)	International Application Number: PCT/GB97/01208

(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(81) Designated States: GB, JP, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:

With international search report.

(22)	International Filing Date: 2 May 1997 (02.05.97)
(30)	Priority Data: 9609282.0 3 May 1996 (03.05.96) GB
(71)	Applicant: (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).
(72)	Inventor; and
(75)	Inventor/Applicant (for US only): PICHLER, Karl [AT/GB]; 3 Victoria Park, Cambridge CB4 3EJ (GB).
(54)	Title: ORGANIC LIGHT-EMITTING DEVICE AND METHOD OF FABRICATING THE SAME
[GRAPHIC]
(57)	Abstract

As organic light-emitting device, comprising: a substrate (1); a first conductive layer (3) formed over the substrate (1); at least one layer (5) of a light-emissive organic material formed over the first conductive layer (3); a barrier layer (7) formed over the at least one organic layer (5) which acts to protect the at least one layer of organic material; and a second conductive layer (9), preferably a patterned sputtered layer, formed over the barrier layer (7).

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(51)	International Patent Classification[6]: H01L 51/20, 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 97/38445 16 October 1997 (16.10.97)

(21)	International Application Number: PCT/GB97/00995	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 10 April 1997 (10.04.97)
(30)	Priority Data: 9607437.2 10 April 1996 (10.04.96) GB 9702662.9 10 February 1997 (10.02.97) GB	(81) Designated States: GB, JP, KR, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE). Published: With international search report.
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).
(72)	Inventor; and
(75)	Inventors/Applicants (for US only): MAY, Paul [GB/GB]; 121 Stetchworth Road, Dullingham, Cambridgeshire CB8 9UH (GB).
(54)	Title: ORGANIC LIGHT EMITTING DEVICE DIODE COLOUR DISPLAY

[GRAPHIC]

(57)	Abstract

A multi-colour electroluminescent display has a plurality of discrete, laterally spaced areas of light emitting material formed over respective groups of first and second electrode regions. The light emissive material over each group is capable of emitting radiation of a different colour The multi-coloured device is formed by a sequence of steps where each emitting layer is deposited as precursor which is susceptible to patterning and which is then converted into its polymer which is not susceptible to subsequent patterning steps. This allows a second colour to be deposited on top of a first colour, the second colour being patterned while avoiding damage to the first colour below it.

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(51)	International Patent Classification[6]: H05B 33/10, 33/12, 33/14	A1	(11) International Publication Number: (43) International Publication Date:	WO 98/05187 5 February 1998 (05.02.98)

(21)	International Application Number: PCT/GB97/02039	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 29 July 1997 (29.07.97)
(30)	Priority Data: 9615883.7 29 July 1996 (29.07.96) GB 9702662.9 17 September 1996 (17.09.96) GB 9624707.7 28 November 1996 (28.11.96) GB 9703172.8 15 February 1997 (15.02.97) GB	(81) Designated States: CN, GB, JP, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE). Published: With international search report.
(71)	Applicant: (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).

(72)	Inventors; and

(75)	Inventors/Applicants (for US only): PICHLER, Karl [AT/GB]; 3 Victoria Park, Cambridge CB4 3EJ (GB), TOWNS, Carl [GB/GB]; 193 Silver Street, Crown Cottage, Stanstead, Essex, CM24 8HB (GB).
(54)	Title: ELECTROLUMINESCENT DEVICES WITH ELECTRODE PROTECTION

[GRAPHIC]

(57)	Abstract

A method of manufacturing an electroluminescent device which has an anode (4) and a cathode (10) and arranged between the anode (4) and the cathode (10) a light emissive layer (8), also includes an anode protection layer (6) which protects the anode (10) against the effects of converting a precursor polymer to a semiconductive conjugated polymer which constitutes the light emissive layer (8). This has been found to increase the brightness and half-life of devices.

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(51)	International Patent Classification[6]: H01L 33/00, H05B 33/26, 33/10	A1	(11) International Publication Number: (43) International Publication Date:	WO 98/10473 12 March 1998 (12.03.98)

(21)	International Application Number: PCT/GB97/02395	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 4 September 1997 (04.09.97)
(30)	Priority Data: 9618474.2 4 September 1996 (04.09.96) GB 9618473.4 4 September 1996 (04.09.96) GB 9618475.9 4 September 1996 (04.09.96) GB 9712295.6 12 June 1997 (12.06.97) GB

(81) Designated States: CN, GB, JP, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:

With international search report. Before the expiration of the time limit for amending the claims and to be republished in the even to the receipt of amendments.

(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): PICHLER, Karl [AT/GB]; 3 Victoria Park, Cambridge CB4 3EJ (GB), DEVINE, Peter [GB/GB]; 34 Coles Road, Milton, Cambridge CB4 6BW (GB). .

(54) Title: ELECTRODE DEPOSITION FOR ORGANIC LIGHT-EMITTING DEVICES

[GRAPHIC]

(57)	Abstract

There is disclosed an organic light-emitting device having at least one layer of light-emissive organic material arranged between first and second electrodes, one of the first and second electrodes being a multi-layer structure, each layer of the multilayer structure being a DC magnetron sputtered layer. There is also disclosed an organic light-emitting device having two or more layers of light-emissive organic material arranged between first and second electrodes, an uppermost layer of the organic material being more resistant to sputter deposition than an underlying layer of the organic material, and the electrode formed over the uppermost layer of organic material being a sputtered layer. There are also disclosed methods for making such structures.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H01L 33/26, 33/10	A1	(11) International Publication Number: (43) International Publication Date:	WO 98/10621 12 March 1998 (12.03.98)

(21)	International Application Number: PCT/GB97/02380	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 4 September 1997 (04.09.97)

(30)	Priority Data: 9618474.2 4 September 1996 (04.09.96) GB 9618473.4 4 September 1996 (04.09.96) GB 9618475.9 4 September 1996 (04.09.96) GB	(81) Designated States: CN, GB, JP, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE). Published: With international search report.
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB3 ODJ (GB).

(72)	Inventor; and

(75)	Inventor/Applicant (for US only): PICHLER, Karl [AT/GB]; 3 Victoria Park, Cambridge CB4 3EJ (GB).

(54) Title: ORGANIC LIGHT-EMITTING DEVICES WITH IMPROVED CATHODE

[GRAPHIC]

(57) Abstract

An organic light-emitting device wherein the cathode (4, 5) comprises a first layer (5) of a conducting material and a second layer (4) of a conductive material having a work function of at most 3, 7 ev and wherein the second layer is substantially thinner than the first layer having a thickness of at most 5 mm.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: C08G 61/02, C09K 11/06	A1	(11) International Publication Number: (43) International Publication Date:	WO 98/04610 5 February 1998 (05.02.98)

(21)	International Application Number: PCT/GB97/02038	(74) Agents: DANIELS, Jeffrey, Nicholas et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 29 July 1997 (29.07.97)

(30)

Priority Data:

9615883.7                29 July 1996 (29.07.96)     GB

9619382.6                17 September 1996 (17.09.96)

                GB

9620271.8                28 September 1996 (28.09.96)

                GB

9622572.7                30 October 1996 (30.10.96)        GB

9624707.7                28 November 1996 (28.11.96)

                GB

9703172.8                15 February 1997 (15.02.97)        GB

(81) Designated States: CN, GB, JP, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:

With international search report.

Before the expiration of the time limit for amending the claims and to be republished in the event of the receipt of amendments.

(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge CB1 2JB (GB).

(72)	Inventors; and

(75)	Inventors/Applicants (for US only): TOWNS, Carl [GB/GB]; 193 Silver Street, Crown Cottage, Stanstead, Essex, CM24 8HB (GB), GRIZZI, Ilaria [IT/GB]; 158 Warner Road, Walthamstow, London E17 7EA (GB).

(54) Title: CONJUGATED COPOLYMERS FOR USE IN LUMINESCENT DEVICES

[GRAPHIC]

(57) Abstract

A process for the preparation of a conjugated poly(arylene vinylene) copolymer for use in a luminescent device, which comprises: (1) providing a precursor polymer comprising units of general formula -(-ArCHR1-CR2L-)-n in which Ar is substituted or unsubstituted arylene, L is a leaving group, R1 and R2 are each independently H, alkyl, aryl or an electronic-withdrawing group, and n is an integer; (2) reacting the precursor polymer with a reactant compromising a carboxylate, an aldehyde, a ketone, a sulphonate, a thloate, a disulphide, a xanthate, an amino, a pyridine, a hydrazide, a phenoxide, an alcohol with a boiling point above 100ºC, or a derivative thereof, under substitution conditions whereby a proportion of the leaving groups are substituted for form a substituted precursor copolymer comprising units of general formula -(-ArCHR1-CR2L-)-m -(-ArCHR1-CR2X-)-i, inwhich Ar, R1, R2 and L are as defined above, X is a substituent group from the reactant, l and m are independently integers; and (3) converting the substituted precursor copolymer to a conjugated poly(arylene vinylene) copolymer by elimination of the leaving groups from the substituted precursor copolymer.

United States Patent [19]			[11]	Patent Number:			6,002,206

Harrison et al.			[45]	Date of Patent:			December 14, 1999
			[56]	References Cited

[54]	ORGANIC EL DEVICES AND OPERATION THEREOF			U.S. PATENT DOCUMENTS

[75]	Inventors: Nick Harrison; Nir Tessler; both of Cambridge; Paul May, Cambs, all of United Kingdom			4,253,097	2/1981	Hochstrate	340/781
				5,399,936	3/1995	Namiki et al.
				5,670,792	9/1997	Utsugi et al.	257/59
				5,707,745	1/1998	Forrest et al.	428/432
[73]	Assignee: Cambridge Display Technology Limited, Cambridge, United Kingdom			5,798,170	8/1998	Zhang et al.	428/212

FOREIGN PATENT DOCUMENTS
WO 96/36959 11/1996 WIPO.
[21]	Appl. No.: 08/934,873		OTHER PUBLICATIONS
[22]	Filed: September 22, 1997

“Electroluminescence in Polymer Films”, published in Nature, vol. 386, Mar. 13, 1997, p. 135.

“Nanosecond Transient Electroluminescence from Polymer Light-Emitting Diodes”, published in Applied Physics Letters, 61(26), Dec. 28th, 1992, pp. 3092-3094.

“Semiconducting Polymers: A New Class of Solid-State Laser Materials”, published in Science, vol. 273, Sep. 27th, 1996, pp. 1833-1836.

“Photophysics of Phenylenevinylene Polymers”, published in Synthetic Metals 80(1996), pp. 41-58.

[30]	Foreign Application Priority Data
	Nov. 28, 1996 [GB] United Kingdom	9624705
	Jan. 1, 1997 [GB] United Kingdom	9700148
[51]	Int. Cl.[6]	H01J 1/62
[52]	U.S. Cl.	313/506; 313/503; 313/631; 315/169.3
[58]	Field of Search	313/506, 505,
313/503, 493, 631; 345/78, 80; 315/169.3

Primary Examiner: Sandra O’Shea
Assistant Examiner: Michael Smith
Attorney, Agent or Firm: Merchant & Gould, P.C.
[57] ABSTRACT

An organic electroluminescent device, particularly for use as a display, is disclosed which is driven according to a pulsed mode of operation which allows much higher current densities to be injected into the device. This is achieved by selection of particular pulse durations and duty cycles, and by an improved geometry for the electroluminescent device in which the resistance of anode lines is reduced.

- 22 Claims, 6 Drawing Sheets

[GRAPHIC]

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: C08G 61/02	A1	(11) International Publication Number: (43) International Publication Date:	WO 98/32783 30 July 1998 (30.07.98)

(21)	International Application Number: PCT/GB98/00214	(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 1LS (GB).

(22)	International Filing Date: 26 January 1998 (26.01.98)

(30)	Priority Data: 9701680.2 28 January 1997 (28.01.97) GB	(81) Designated States: DE, GB, JP, US, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 181A Huntingdon Road, Cambridge CB3 ODJ (GB).	Published: With international search report.

(72)	Inventors; and

(75)	Inventors/Applicants (for US only): TOWNS, Carl [GB/GB]; 193 Silver Street, Crown Cottage, Stanstead, Essex, CM24 8HB (GB), GRIZZI, Ilaria [IT/GB]; 158 Warner Road, Walthamstow, London E17 7EA (GB).

(54) Title: RHEOLOGY MODIFICATION OF PRECURSOR SOLUTIONS

[GRAPHIC]

(57) Abstract

A method for tailoring the viscosity of a conjugated polymer precursor, the method comprising synthesizing the precursor by a polymerisation reaction and, during the polymerisation reaction, applying a shear to the reactants of the polymerisation reaction so as to define the viscosity of the precursor at a desired value.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H05B 33/22, 33/26, 33/10	A1	(11) International Publication Number: (43) International Publication Date:	WO98/59529 30 December 1998 (30.12.98)

(21)	International Application Number: PCT/GB98/01804

(22) (30)	International Filing Date: 19 June 1998 (19.06.98) Priority Data: 9713074.4 21 June 1997 (21.06.97) GB	(81) Designated States: JP, US, European patent (AT, BE, CH, CY, DE, DK, ES FI, FR, GB, GR, IR, IT LU, MC, NL, PT, SE).
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge, CB3 0DJ (GB).	Published: With international search report.

(72)	Inventors; and

(75)	Inventors/Applicant (for US only): FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB). PICHLER, Karl [AT/GB]; 3 Victoria Park, Cambridge CB4 3EJ (GB).

(74)	Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(54) Title: COLOUR FILTERS FOR ORGANIX LIGHT-EMISSIVE DEVICES

[GRAPHIC]

(57) Abstract

An electroluminescent device comprising: an organic light-emissive layer; an electrode on one side of the light-emissive layer for injecting charge carriers of a first polarity towards the light-emissive layer, and a light filtering layer on the other side of the light-emissive layer, the light filtering layer comprising an organic material that is doped to render it at least partially electrically conductive for injection of charge carriers of a second type towards the light-emissive layer.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H05B 33/24, H01L 51/20, 27/15	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/12398 11 March 1999 (11.03.99)

(21)	International Application Number: PCT/GB98/02615

(22) (30)	International Filing Date: 1 September 1998 (01.09.98) Priority Data: 9718516.9 1 September 1997 (01.09.97) GB	(81) Designated States: JP, US, European patent (AT, BE, CH, CY, DE, DK, ES, FL, FR, GB, GR, IR, IT LU, MC, NL, PT, SE). Published: With international search report.

(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge, CB3 0DJ (GB).

(72)	Inventor; and

(75)	Inventor/Applicant (for US only): FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB).

(74)	Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(54) Title: DISPLAY DEVICES

[GRAPHIC]

(57) Abstract

A display device comprising: a light-emissive structure including two regions of light-emissive material for emitting light in a viewing direction, the regions being spaced apart in a direction perpendicular to the viewing direction and the light-emissive structure being capable of guiding light emitted from one of the light-emissive regions towards the other emissive region; and a barrier structure located between the light-emissive regions for inhibiting the propagation of light guided from the said one of the light-emissive regions of the other light-emissive region.

		Europäisches Patentamt

(19)	[EU Logo]	European Patent Office	(11)	EP 0 921 578 A2

		Office européen des brevets

(12)	EUROPEAN PATENT APPLICATION

(43)		Date of publication: 09.06.1999 Bulletin 1999/23	(51)	Int. Cl.[6]: H01L 51/20, H05B 33/14

(21)		Application number: 98309500.1

(22)		Date of filing: 19.11.1998

(84)		Designated Contracting States: AT BE CH CY DE DK ES FI FR GB GR IE IT LI LU MC NL PT SE Designated Extension States: AL LT LV MK RO SI	(72)	Inventors: • Friend, Richard Henry Cambridge, CB3 9LG (GB) • Pichler Karl c/o The FED Corporation 52 Honewall Junction NY 12533 (US) • Lacey, David John Hertfordshire SG7 5LS (GB)

(30)		Priority: 21.11.1997 GB 9724682

(71)		Applicant: Cambridge Display Technology Limited Cambridge, CB3 0DJ (GB)	(74)	Representative: Slingsby, Phillip Roy et al Page White & Farrer 54 Doughty Street London WC1N 2LS (GB)

(54)		Electroluminescent device

(57)		An electroluminescent device comprising: a first charge-carrier injecting layer for injecting positive charge-carriers; a second charge-carrier injecting layer for injecting negative charge-carriers; a layer of a first organic material located between the charge-carrier injecting layers; and located between the layer of a first organic material and one of the charge-carrier injecting layers: a first light-emissive region comprising a light-emissive second organic material having an energy-gap less than that of the first organic material; and a second light-emissive region comprising a first component of a		light-emissive third organic material having an energy-gap greater than that of the first organic material, and a second component having at least one energy level off-set from that of the first component; such that when charge-carriers are injected in the first region by the charge-carrier injecting layers light is emitted principally from the second organic material and when charge-carriers are injected in the second region by the charge-carrier injecting layers light is emitted principally from the third organic material.

	[GRAPHIC]

		Europäisches Patentamt

(19)	[EU Logo]	European Patent Office	(11)	EP 0 901 176 A2

		Office européen des brevets

(12)	EUROPEAN PATENT APPLICATION

(43)		Date of publication:	(51)	Int. Cl.[6]: H01L 51/20
		10.03.1999 Bulletin 1999/10

(21)		Application number: 98306888.3

(22)		Date of filing: 27.08.1998

(84)		Designated Contracting States: AT BE CH CY DE DK ES FI FR GB GR IE IT LI LU MC NL PT SE Designated Extension States: AL LT LV MK RO SI	(72)	Inventor: • Towns, Carl Robert Stanstead, Essex CM24 8HB (GB) • Heeks, Karl Stephen Cottenham, Cambridge CB4 4JJ (GB) • Carter, Julian Charles Chesterton, Cambridge BC4 1 NZ (GB)

(30)		Priority: 29.08.1997 GB 9718393

(71)		Applicant: Cambridge Display Technology Limited Cambridge, CB3 0DJ (GB)	(74)	Representative: Slingsby, Phillip Roy et al Page White & Farrer 54 Doughty Street London WC1N 2LS (GB)

(54)		Electroluminescent device

(57)		An electroluminescent device comprising: a first charge-carrier injecting layer for injecting positive charge carriers and a second charge-carrier injecting layer for injecting negative charge carriers, at least one of the charge-carrier injecting layers being patterned so as to comprise spaced-apart charge-injecting regions; an organic light-emitting layer located between the first and second charge-carrier injecting layers; and an unpatterned conductive polymer layer located between the organic light-emitting layer and the patterned charge-carrier injecting layer, the resistivity of the conductive polymer layer being sufficiently low to allow charge carriers to flow through it from the charge-injecting regions to generate light in the organic light-emitting layer but sufficiently high to resist lateral spreading of charge carriers beyond the charge-injecting regions.		[GRAPHIC]

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]:	A1	(11) International Publication Number:	WO 98/13408
	C08G 61/00, C09K 11/06		(43) International Publication Date:	2 April 1998 (02.04.98)

(21)	International Application Number: PT/GB98/02653

(22)	International Filing Date: 26 September 1997 (26.09.97)

(81) Designated States: CN, GB, JP, US, European patent (AT, BE, CH, DE, DK, ES FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:

With international search report.
Before the expiration of the time limit for amending the claims and to be republished in the event of the receipt of amendments.

(30)	Priority Data:
9620301.3 28 September 1996 (28.09.96)
GB
9622625.3 30 October 1996 (30.10.96)
GB
(71)	Applicants (for all designated States except US): DISPLAY TECHNOLOGY LIMITED [GB/GB]; 13 Station Road, Cambridge, CB1 2JB (GB).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): TOWNS, Carl [GB/GB]; 193 Silver Street, Crown Cottage, Stanstead, Essex CM24 8HB (GB). GRIZZI, Ilarie [IT/GB]; 158 Warner Road, Waltharnstow, London E17 7EA (GB).
(74)	Agents: DANIELS, Jeffrey, Nicholas et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(54) Title: HIGH EFFICIENCY LUMINSCENT COPOLYMERS

(57)	Abstract

A semiconductive conjugated copolymer, which is a random co-polymer comprising monomer units of general formula: -(-Ar-CH-CHn-)- (-AR-CHUNu-CH2-)-m -(CR1R2XCR3R4-)-y, wherein Ar is substituted or unsubstituted arylen; Nu is a nucleophile: X is a direct carbon to carbon single bond or the group -CR5-CR6-; each of R1, R2, R3, R4, R5 and R6 is independently H, anine, halogen, CN, alkyl, alkoxy, alkyl carboxylate, carboxylic acid, alkyl ester, carboxyl, alkyl ether, alkyl thieother, alkyl amide, substituted or unsubstitutied aryl, aryloxy, aryl carboxylate, aryl ester, aryl theioether, aryl amide, aryl ketone, or heterocyclic in which one of R1, R2, R3or R4 is optionally CQ-CH2 where Q is halogen, methyl, nitrile or H; n and y are integers and m is an integer or zero.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: C09K 11/06, H01B 1/12, C08G 61/10 H05B 33/14	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/20711 29 April 1998 (29.04.99)

(21)	International Application Number: PCT/GB98/03154
(22)	International Filing Date: 21 October 1998 (21.10.98)

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FL, GB, GE, GH, GM, HR, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE) OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:

With international search report.

(30)	Priority Data:
9722102.2 21 October 1997 (21.10.97) GB
9814815.8 8 July 1998 (08.07.98) GB
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge, CB3 0DJ
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): HOLMS, Andrew, Bruce [AU/GB]; 19 Newton Road, Cambridge CB2 2 AL (GB). CHUAH, Beng, Sim [MY/GB]; Queen’s College, Silver Street, Cambridge CB3 9ET (GB). CACIALLI, Franco [IT/GB]; 52 Bramptons Road, Cambridge CB1 3HL (GB). MORATTI, Steven, Carl [NZ/GB]; 29 Awlstone Road, Cambridge CB3 9JH (GB).

(74)	Agents: DANIELS, Jeffrey, Nicholas et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(54)	Title: POLYMERIC MATERIALS FOR ELECTROLMINESCENT DEVICES
(57)	Abstract

Provided is a conjugated poly(1, 4-arylene vinylene) compound comprising an arylene unit having adjacent substituents, said substituents being oriented such as to affect the electronic structure of the compound sufficiently to cause a blue-shift in the photoluminescence and/or electrolum of the compound.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: C23C 14/20, H01L 51/20, H05B 33/14	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/28521 10 June 1999 (10.06.99)

(21)	International Application Number: PCT/GB98/03489

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TI, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE) OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:
With international search report.

(22)	International Filing Date: 20 November 1998 (20.11.98)
(30)	Priority Data:
9725434.6 1 December 1997 (01.12.97) GB
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge, CB3 0DJ (GB)
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): HEEKS, Stephen, Karl [GB/GB]; 127 Rampton Road, Cottenham, Cambridge CB4 4TJ (GB). CARTER, Julian [GB/GB]; 41 Water Street, Cambridge CB4 1NZ (GB).
(74)	Agents: SLINGSBY, Phillip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(54)	Title: SPUTTER DEPOSITION
[GRAPHIC]
(57)	Abstract

A method of sputter deposition onto an organic material, wherein the discharge gas of the sputtering operation is a gas having a spectrum of light emission of a lower energy than that of argon.

United States Patent [19]	[11] Patent Number:	5,965,901
Heeks et al.	[45] Date of Patent:	Oct. 12, 1999

[54]	ELECTROLUMINESCENT DEVICES WITH VOLTAGE DRIVE SCHEME

FOREIGN PATENT DOCUMENTS

0 686 662 A24/1995             European Pat. Off.

OTHER PUBLICATIONS

S.A. Van Slyke, C.H. Chen, ad C.W. Tang: “Organic electroluminescent devices with improved stability”; Appl. Phys. Lett; Oct. 7, 1996; pp. 2160-2162.

S.K. Heeks, A. Mosley, B.M. Nicholas, P.C. Rundle, P. Schulusche; “Large Area Ferroelectric Liquid Crystal Displays”; Ferroelectrics; 1991; vol. 122, pp. 27-35.

S.K. Heeks, A. Mosley, B.M. Nicholas, P. Schulusche; “The Development of Large-Area Ferroelectric Dot-Matrix Displays”; SID 91 Digest; 1991; pp. 404-407.

Bayer AG’s Provisional Product Information Sheet for Trial Product AI 4071, Sep. 1995.

Primary Examiner—William Mintel

Attorney, Agent, or Firm—Merchant & Gould P.C.

[57]                             ABSTRACT

A light-emissive polymer device comprising: an anode; a cathode; a conjugated light-emissive polymer layer located between the anode and the cathode; and a driver for applying a voltage drive scheme between the anode and the cathode of a pattern having a relatively high voltage portion which causes the polymer layer to emit light and a relatively low voltage portion during which substantially no light is emitted by the polymer layer.

[75]	Inventors:	Stephen Karl Heeks; Hermann Felix Wittmann, both of Cambridge, United Kingdom
[73]	Assignee:	Cambridge Display Technology Ltd., Cambridge, United Kingdom
[21]	Appl. No.:	08/978,998
[22]	Filed:	Nov. 26, 1997
[30]	Foreign Application Priority Data
Nov. 28, 1996 [GB] United Kingdom				9624706
[51]	Int. Cl.*		H01J 33/00
[52]	U.S. Cl.		257/40; 257/79; 257/99; 257/103; 307/17
[58]	Field of Search		257/103, 99, 79, 257/40; 307/117
[56]	References Cited
U.S. PATENT DOCUMENTS
		4,539,507 9/1985	VanSiyke et al.	315/504
		5,247,190 9/1993	Friend et al.	257/40
		5,552,678 9/1996	Tang et al	315/169.3
		5,684,368 11/1997	Wei et al	315/302
		5,748,160 5/1998	Shieh et al.	345/82	22 Claims, 5 Drawing Sheets
		5,793,163 8/1998	Okuda	315/169.2
		5,828,181 10/1998	Okuda	315/169.3

[GRAHIC]

United States Patent [19]	[11] Patent Number:	5,969,475
Friend et al.	[45] Date of Patent:	Oct. 19, 1999

[54]	TUNEABLE MICROCAVITIES			Era, M. et al, “Polarized Electroluminescence from Oriented P-Sexinphnyl Vacuum-Deposited Film”, Appl. Phys. Lett, 67(17): 2463-2438 (Oct. 23, 1995).
[75]	Inventors:	Richard Henry Friend, Cambridge; Helmut Becker, Scheerfeld, both of United Kingdom		Gruner, J. et al., “Emission Enhancement is Single-Layer Conjugated Polymer Microcavities”, J. Appl. Phys., 80(1): 207-215 (Jul. 1, 1996).
[73]	Assignee:	Cambridge Display Technology, Cambridge, United Kingdom		Lemmer, U. et al., “Microcavity Effects in a Spin-Coated Polymer Two-Layer System”, Appl. Phys. Lett., 66(11): 1301-1303 (Mar. 13, 1995).
[21]	Appl. No.:	08/984,636		Mauch, R. et al., “Inorganic and Organic Electroluminescence”, Wissenschaft & Technik Verlag, 211-214 (Aug. 12-15, 1996).
[22]	Filed:	Dec. 3, 1997
[30]	Foreign Application Priority Data
	Dec. 4, 1996 [GB] United Kingdom		9625236	Misawa, K. et al., “New Fabrication Method for Highly Oriented J. Aggregates Dispersed in Polymer Films”, Appl. Phys. Lett. 63(5): 577-579 (Aug. 2, 1993).
	Jun. 16, 1997 [GB] United Kingdom		9712515
[51]	Int. Cl.[6]		H01J 1/70	Shi. J. et al., “Doped Organic Electroluminescent Devices with Improved Stability”, Appl. Phys. Lett., 70(13): 1665-1667 (Mar. 31, 1997).
[52]	U.S. Cl.		313/506; 313/498
[58]	Field of Search		313/498, 499,	Primary Examiner—Vip Patel Assistant Examiner—Matthew Gerike
313/500, 501, 503, 504, 506, 508, 509
[56]		References Cited		Attorney, Agent or Firm—Merchant & Gould P.C.
		U.S. PATENT DOCUMENTS		[57] ABSTRACT
		4,995,043 2/1991 Kuwaia et al.	372/7

A light-emitting cavity device comprising: a pair of mirrors spaced apart to define a resonant cavity; a luminescent layer located in the cavity; and a control layer located in the cavity and controllable to adjust the resonance wavelength of the cavity and thereby spectrally redistribute the energy emitted by the luminescent layer

23 Claims, 4 Drawing Sheets

5,559,400 9/1996 Nakayama et al.
		5,616,986 4/1997 Jacobsen et al.	313/461
		5,891,554 4/1999 Hosokawa et al.	428/212
FOREIGN PATENT DOCUMENTS
		0 686 662 A212/1995	European Pat. Off.
OTHER PUBLICATIONS
Dodabalapur, A. et al., “Electroluminescence from Organic Semiconductors in Patterened Microcavities”, Electronics Letters, 30(12): 1000-1002 (Jun. 9, 1994).

[GRAPHIC]

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: G09G 3/32	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/42983 26 August 1999 (26.08.1999)

(21)	International Application Number: PCT/GB99/00383	(74) Agents: SLINGSBY, Philip, Roy, et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 05 February 1999 (05.02.1999)

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, MI, MR, NE, WN, TD, TG).

Published:

With international search report.

(30)	Priority Data: 9803441.6 18 February 1998 (18.02.1998) GB
(71)

Applicants (for all designated States except US):

CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB). SEIKO EPSON CORPORATION [JP/JP]; 4–1, Nishishinjuku–ku 2–chome, Shinjuku–ku, Tokyo 163–0811 (JP).

(72)	Inventors; and
(75)

Inventors/Applicants (for US only): FRIEND, Richard,

Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB). BURROUGHES, Jeremy, Henley [GB/GB]; 36 Rustat Road, Cambridge CB1 3QT (GB). KIMURA, Mutsumi [JP/JP]; Seiko Epson Corporation, 3–3–5 Owa, Suwa–shi, Nagano–ken 392 (JP). HEEKS, Stephen, Karl [GB/GB]; 127 Rampton Road, Cottenham, Cambridge CB4 4JJ (GB).

(54)	Title: ELECTROLUMINESCENT DEVICES

[GRAPHIC]

(57)	Abstract

An organic light-emitting device having: an organic light-emitting region comprising a plurality of organic light-emitting pixels; switch means each associated with a respective pixel for switching power to that pixel; and drive means for driving each switch means to cycle between a first, low power mode and a second, high power mode, at a frequency sufficient to cause light emission from the associated pixel to appear substantially continuous, the duration of the high power mode relative to the low power mode being variable so as to vary the average brightness of the pixel.

[GRAPHIC]

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H01L 51/20, 27/15	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/43031 26 August 1999 (26.08.1999)

(21)	International Application Number: PCT/GB99/00530	(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	InternationalFiling Date: 19 February 1999 (19.02.1999)

(30) (71)

Priority Data:
9803763.3      23 February 1998 (23.02.1998)

                GB

Applicants (for all designated States except US):
CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB). SEIKO EPSON CORPORATION [JP/JP]; 4–1, Nishishinjuku 2–chome, Shinjuku–ku, Tokyo 163–0811 (JP).

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, MI, MR, NE, WN, TD, TG).

Published:

With international search report.

Before the expiration of the time limit for amending the claims and to be republished in the event of the receipt of amendments.

(72)	Inventors; and
(75)

Inventors/Applicants (for US only): FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB). TOWNS, Carl, Robert [GB/GB]; 193 Silver Street, Crown Cottage, Stanstead, Essex CM24 8HB (GB). CARTER, Julian, Charles [GB/GB]; 41 Water Street, Chesterton, Cambridge CB4 1NZ (GB). HEEKS, Stephen, Karl [GB/GB]; 127 Rampton Road, Cottenham, Cambridge CB4 4JJ (GB). WITTMAN, Hermann, Felix [DE/GB]; 30 Marlow Road, Newnham, Cambridge CB3 0JB (GB). PICHLER, Karl [AT/US]; 2nd floor, 18 Hillside Avenue, Wappingers Falls, NY 12590 (US). YUDASAKA, Ichio [JP/JP]; Seiko Epson Corporation, 3–3–5, Owa, Suwa–shi, Nagano–ken 392–8502 (JP).

(54) Title: DISPLAY DEVICES

[GRAPHIC]

(57) Abstract

A method for forming a display device, comprising: depositing a thin-film transistor switch circuit on a substrate; depositing by ink-jet printing an electrode layer of light transmissive conductive organic material in electrical contact with the output of the thin-film transistor circuit; and depositing an active region of the device over the electrode layer.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H01L 27/15	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/43028 26 August 1999 (26.08.1999)

(21)	International Application Number: PCT/GB99/00381	(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 05 February 1999 (05.02.1999)

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, MI, MR, NE, WN, TD, TG).

Published:

With international search report.

(30)	Priority Data: 9803764.1 23 February 1998 (23.02.1998) GB
(71)

Applicants (for all designated States except US):

CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB). SEIKO EPSON CORPORATION [JP/JP]; 4–1, Nishishinjuku 2–chome, Shinjuku–ku, Tokyo 163–0811 (JP).

(72)	Inventors; and
(75)

Inventors/Applicants (for US only): FRIEND, Richard, Henry [GB/GB];

37 Barton Road, Cambridge CB3 9LG (GB). PICHLER, Karl [AT/US]; 2nd floor, 18 Hillside Avenue, Wappingers Falls, NY 12590 (US). YUDASAKA, Ichio [JP/JP]; Seiko Epson Corporation, 3–5, Owa, Suwa–shi, Nagano–ken 392 (JP).

(54) Title: DISPLAY DEVICES

[GRAPHIC]

(57) Abstract

An organic light-emitting device comprising: a transparent cover sheet (22); a region of organic light-emitting material (24) behind the cover sheet; a region of circuitry (14) behind the cover sheet for regulating the flow of current to the organic light-emitting material; and a non-light-transmissive layer (10) which lies between the cover sheet and the circuitry.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H05B 33/22	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/48337 23 September 1999 (23.09.1999)

(21)	International Application Number:	PCT/GB99/00740	(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: (12.03.1999)	12 March 1999

(81) Designated States: JP, US, European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:

With international search report.

Before the expiration of the time limit for amending the claims and to be republished in the event of receipt of amendments.

(30)	Priority Data: 9805478.6 13 March 1998 (13.03.1998) GB 9811014.1 21 May 1998 (21.05.1998) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): BURROUGHES, Jeremy, Henley [GB/GB];

36 Rustat Road, Cambridge CB1 3QT (GB). BRIGHT, Christopher, John [GB/GB]; 3 Van Gogh Place, St. Ives, Huntingdon, Cambridgeshire PE17 6HE (GB). PICHLER, Karl [AT/US]; Floor 2, 18 Hillside Avenue, Wappingers Falls, NY 12590 (US). HO, Peter [SG/GB]; St. John’s College, Cambridge CB2 1TT (GB).

(54) Title: ELECTROLUMINESCENT DEVICES

[GRAPHIC]

(57) Abstract

A method of forming an electroluminescent device, comprising: forming a first charge carrier injecting layer (10) for injecting charge carriers of a first polarity; forming an organic charge carrier transport layer (11) over the first charge carrier injecting layer (10), the transport layer (11) having an electronic and/or optical property which varies across the thickness of the transport layer; forming an organic light emissive layer (12) over the transport layer (11); and forming a second charge carrier injecting layer (13) over the light emissive layer (12) for injecting charge carriers of a second polarity.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H01L 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/48160 23 September 1999 (23.09.1999)

(21) International Application Number:    PCT/GB99/00741

(22) International Filing Date:    12 March 1999
(12.03.1999)

(30) Priority Data:
9805476.0            13 March 1998 (13.03.1998)
                GB

(71) Applicant (for all designated States except US):
CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB).

(72) Inventors; and

(75) Inventors/Applicants (for US only): BURROUGHES, Jeremy, Henley [GB/GB]; 36 Rustat Road, Cambridge CB1 3QT (GB). FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB). BRIGHT, Christopher, John [GB/GB]; 3 Van Gogh Place, St. Ives, Huntingdon, Cambridgeshire PE17 6HE (GB). LACEY, David, John [GB/GB]; 46 Station Road, Ashwell, Hertfordshire SG7 5LS (GB). DEVINE, Peter [GB/GB]; 34 Coles Road, Milton, Cambridge CB4 6BW (GB).

(74) Agents: SLINGSBY, Philip, Roy, et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, MI, MR, NE, WN, TD, TG).

Published:
With international search report.

Before the expiration of the time limit for amending the claims and to be republished in the event of receipt of amendments.

(54)	Title: ELECTROLUMINESCENT DEVICES

[GRAPHIC]

(57)	Abstract

An electroluminescent device comprising: a first charge carrier injecting layer for injecting positive charge carriers; a second charge carrier injecting layer for injecting negative charge carriers; and a light-emissive layer located between the charge carrier injecting layers and comprising a mixture of: a first component for accepting positive charge carriers from the first charge carrier injecting layer; a second component for accepting negative charge carriers from the second charge carrier injecting layer; and a third, organic light-emissive component for generating light as a result of combination of charge carriers from the first and second components; at least one of the first, second and third components forming a type II semiconductor interface with another of the first, second and third components.

(12) UK Patent Application	(19) GB (11) 2 328 442	(13) A
(43) Date of A Publication 24.02.1999

(21)    Application No 980__47.9

(22)    Date of Filing 31.03.1998

(71)    Applicant(s)

Cambridge Display Technology Limited

(Incorporated in the United Kingdom)

191A Huntingdon Road, CAMBRIDGE, C83 ODJ,

United Kingdom

(72)    Inventor(s)

William James Forest

Russell Daik

Richard Henry Friend

Franco Cacielli

(74)    Agent and/or Address for Service

Page White & Farrer

54 Doughty Street, LONDON, WC1N 2LS,

United Kingdom

(51)    INT CL6

C__G 61/02, H06B 33/14

(52)    UK CL (Edition Q)

C3R RPX R7N1 R7PX

U1S S1411 S1414 S1915 S1927

(56)    Documents Cited

GB 2303833 A    JP 090035870 A

(58)    Field of Search

UK CL (Edition P) C3R RPX R7N1

INT CL6 C08G 61/92, H05B 33/14

ONLINE – WPI,EPODOC,PAJ

(54)    Abstract Title

Conjugated polymers for luminescent devices

(57)    Abstract

A method for synthesising a poly(arylene vinylene), which comprises selecting a vinyl monomer by controlling the ratio of cis isomer to trans isomer in the monomer, and forming the poly(arylene vinylene) from the resulting vinyl monomer, such that the desired cis vinylene to trans vinylene ratio is obtained in the poly(arylene vinylene) product.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]:	A1	(11) International Publication Number:	WO 99/49525
	H01L 51/20, 51/30, 51/40		(43) International Publication Date:	30 September 1999 (30.09.1999)

(21)	International Application Number: PCT/GB99/00349	(74) Agents: DRIVER, Virginia, Rozanne et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 02 February 1999 (02.02.1999)

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, MI, MR, NE, WN, TD, TG).

Published:

With international search report.

(30)	Priority Data: 9806066.8 20 March 1998 (20.03.1998) GB
(71)	Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 181A Huntingdon Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): PETRITSCH, Klaus [AT/GB]; 311 Mayflower House, Manhattan Drive, Cambridge CB4 1JT (GB). GRANSTROM, Magnus [SE/GB]; 71 Canterbury Street, Cambridge CB4 3QG (GB).
(54)	Title: MULTILAYER PHOTOVOLTAIC OR PHOTOCONDUCTIVE DEVICES

[GRAPHIC]
(57)	Abstract

The invention concerns optically absorptive photonic devices and in particular photovoltaic and photoconductive devices. It is particularly concerned with devices formed from multiple semiconducting layers, e.g. organic semiconducting polymers. Such a device has two central semiconductive layers which have been laminated together so as to form a mixed layer between the first and second semiconductive layers, while retaining at least some of the first and second semiconductive layers on either side of the mixed layer.

		Europäisches Patentamt
(19)	[EU Logo]	European Patent Office	(11)	Publication Number: EP 0 949 850 A1
		Office européen des brevets
(12)	EUROPEAN PATENT APPLICATION
(43)	Date of publication: 13.10.1999 Bulletin 1999/41
(21)	Application number: 99302512.1		(51)	Int. Cl.[4]: H05B 33/02, H05B 33/04, H05B 33/10, H01L 51/20
(22)	Date of filing: 31.03.1999
(84)	Designated Contracting States: AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LI, LU, MC, NL, PT, SE		(71)	Applicant: Cambridge Display Technology Limited Cambridge, CB3 0DJ (GB)
(30)	Priority: 02.04.1998 GB 9807149		(72)	Inventors: Borroughes, Jeremy Henley Cambridge CB1 3QT (GB) Devine, Peter Milton, Cambridge CB4 6BW (GB)
			(74)	Representative: Slingsby, Philip Roy et al. Page White & Farrer 54 Doughty Street London WC1N 2LS (GB)
(54)	Flexible substrates for organic device
(57)

A transparent or substantially transparent formable and/or flexible component for use as an outer protective element in an electronic device including at least one electrically active organic layer, which component is a composite structure comprising a layer of glass of a thickness less than or equal to 200 microns and a layer of plastic.

	[GRAPHIC]

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]:	A1	(11)	International Publication Number:	WO 99/54936
	H01L 27/00, 51/20		(43)	International Publication Date:	28 October 1999 (28.10.1999)

(21)	International Application Number: PCT/GB99/01176	(74)	Agents: SLINGSBY, Philip, Roy, et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 16 April 1999 (16.04.1999)	(81)

Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, MI, MR, NE, WN, TD, TG).

Published:

With international search report.

(30)	Priority Data: 9808061.7 16 April 1998 (16.04.1998) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB). SIRRINGHAUS, Henning [DE/GB]; 33 Beaulands Close, Cambridge CB4 1JA (GB). TESSLER, Nir [IL/GB]; 6 Teversham Way, Sawston, Cambridge CB2 4DF (GB).

(54) Title: POLYMER DEVICES

[GRAPHIC]

(57) Abstract

An integrated circuit device comprising: a current drive switching element having an input electrode, an output electrode, a switchable region comprising a semiconductive polymer material electrically coupled between the input electrode and the output electrode, and a control electrode electrically coupled to the switchable region so as to allow the application of a bias to the control electrode to vary the flow of current through the switchable region between the input electrode and the output electrode; and a second circuit element, integrated with the switching element, and electrically coupled with the input electrode of the switching element for receiving a drive current from the switching element.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]:	A1	(11)	International Publication Number:	WO 99/53472
	G09G 3/32, 3/20, 5/10, G06F 1/32		(43)	International Publication Date:	21 October 1999 (21.10.1999)

(21)	International Application Number: PCT/GB99/01145	(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 14 April 1999 (14.04.1999)	(81) Designated States: CN, JP, KP, US, European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE) Published: With international search report.
(30)	Priority Data: 9808016.1 15 April 1998 (15.04.1998) GB 9810280.9 13 May 1998 (13.05.1998) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): BURROUGHES, Jeremy, Henley [GB/GB]; 36 Rustat Road, Cambridge CB1 3QT (GB). FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB). PICHLER, Karl [AT/US]; floor 2, 18 Hillside Avenue, Wappingers Falls, New York, NY 12590 (US).

(54) Title: DISPLAY CONTROL DEVICE WITH MODES FOR REDUCED POWER CONSUMPTION

[GRAPHIC]

(57) Abstract

A display control device (30) for a light-emissive display (2), comprising: input means (32, 33) for receiving display data defining a visual display pattern; processing means (33, 34, 35) for processing the display data to generate control data for controlling the pixels of the display and having a first, normal mode of operation in which it controls the pixels to display the pattern as defined by the display data, and a second, power-saving mode of operation in which it controls a set of pixels of the display to operate with reduced power consumption whilst maintaining display of the pattern; and output means for connection to the pixels to transmit the control data to the pixels.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
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INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]:	A1	(11) International Publication Number:	WO 99/54780
	G02F 1/1335, H05B 33/22		(43) International Publication Date:	28 October 1999 (28.10.1999)

(21)	International Application Number: PCT/GB99/01157	(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 15 April 1999 (15.04.1999)

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG)

Published:

With international search report.

(30)	Priority Data: 9808181.3 17 April 1998 (17.04.1998) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): PICHLER, Karl [AT/US]; Floor 2, 18 Hillside Avenue, Wappingers Falls, NY 12590 (US).

(54) Title: BACKLIT DISPLAYS

[GRAPHIC]

(57) Abstract

A light emissive device comprising: a first electrode layer; a light-switching layer having areas that are controllable to vary the transmission of light therethrough, and non-controllable areas between the controllable areas; a second, light-transmissive electrode layer between the first electrode and the light-switching layer; a light-emissive layer between the first electrode and the second electrode and comprising a light-emissive organic material; and a contrast enhancement layer between the light-emissive layer and the second electrode and comprising areas of reflective material located to underlie the non-controllable areas of the light-switching layer.

(12) UK Patent Application	(19) GB (11) 2 336 553	(13) A (43) Date of A Publication 27.10.1998

(21)	Application No 9909418.7	(51)	INT CL6 B05D 1/26 1/30
(22)	Date of Filing 23.04.1999
		(52)	UK CL (Edition Q)
(30)	Priority Data		B2L LCEC
	(31) 9808905 (32) 24.04.1998 (33) GB		B2E EAA E1101 E1106 E1722 E1726
(71)	Applicant(s)	(56)	Documents Cited
	Cambridge Display Technology Limited (Incorporated in the United Kingdom) 181A Huntingdon Road, CAMBRIDGE, CB3 8DJ, United Kingdom		GB 2067103 A GB 1245749 A GB 0811838 A EP 0765594 A EP 0127257 A WO 98/30904 A WO 84/02090 A US 5571560 A US 5265349 A US 5000988 A
(72)	Inventor(s) David John Lacey Karl Pichler Craig Edward Murphy	(52)	Field of Search UK CL (Edition Q) B1X, B2E EAA, B2L LCEC LCR INT CL6 BO5B 1/02 1/22, BOSC 5/02, BO6D 1/28 1/30 ONLINE – WPI, JAP1O, CLAIMS
(74)	Agent and/or Address for Service Page White & Farrer 54 Doughty Street, LONDON, WC1N 2LS, United Kingdom

(54) Abstract Title

        Selective deposition of organic films

(57) Abstract

To provide a patterned film particularly in the field of integrated electronic and optoelectronic devices, a solution-processible organic material is selectively deposited by supplying said material through an elongate hollow bore 10 from a remote and in communication with a reservoir 14 of said material to a distal end adjacent a substrate 2 for receiving said material, wherein the supply of said material is controlled such that by virtue of contact between said material and the substrate it leaves the distal end under one or a combination of gravitational force and wetting tension. The material may be deposited on to electrode material 4 which has been predeposited in regions defined by separating material 6.

[GRAPIC]

At least one drawing originally filed was informal and the print reproduced here is taken from a later filed formal copy.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
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(51)	International Patent Classification[6]: G09F 9/35, H05B 33/14, G02F 1/13, H01L 51/20, G09G 3/34	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/66483 23 December 1999 (23.12.1999)

(21)	International Application Number: PCT/GB99/01918		(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: (16.06.1999)	16 June 1999	(81) Designated States: JP, US, European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE) Published: With international search report.
(30)	Priority Data: 9813326.7	19 June 1998 (19.06.1998) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): HEEKS, Stephen, Karl [GB/GB]; 127 Rampton Road, Cottenham, Cambridge CB4 4TJ (GB). CARTER, Julian [GB/GB]; 41 Water Street, Chesterton, Cambridge CB4 1NZ (GB).

(54) Title: BACKLIT DISPLAYS

(57) Abstract

[GRAPHIC]

A display device comprising: a light switching unit comprising an array of pixels each operable to vary the transmission of light therethrough; and a backlight comprising a first series of regions of organic light-emissive material having a first emission colour and a second series of regions of organic light-emissive material having a second emission colour, each region of organic material being located so as to lie behind a plurality of pixels of the array in the viewing direction for backlighting those pixels; and at least one of the regions of organic light-emissive material being formed by a process of ink-jet deposition.

		Europäisches Patentamt
(19)	[EU Logo]	European Patent Office	(11)	Publication Number: EP 0 966 018 A1
		Office européen des brevets
(12)	EUROPEAN PATENT APPLICATION
(43)	Date of publication of application: 22.12.1999 Bulletin 1999/51
(21)	Application number: 99304692.9		(51)	Int. Cl.[6]: H01J 31/50, H01J 31/56
(22)	Date of filing: 16.06.1999
(84)	Designated Contracting States: AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LI, LU, MC, NL, PT, SE Designated Extension States: AL, LT, LV, MK, RO, SI		(71)	Applicant: Cambridge Display Technology Limited Cambridge, CB3 0DJ (GB)
(30)	Priority: 19.06.1998 GB 9813324		(72)	Inventor: Pichler, Karl Wappingers Falls, New York 12590 (US)
			(74)	Representative: Slingsby, Philip Roy et al. Page White & Farrer 54 Doughty Street London WC1N 2LS (GB)

(54)	Light-emissive devices

(57)	A display device comprising a primary light-emissive region, a light-sensitive region and a secondary light-emissive region, wherein: the primary light-emissive region comprises an organic light-emissive material and a pair of electrodes arranged to apply an electric field across the light-emissive material to cause it to emit light; the light-sensitive region comprises a photocathode responsive to light from the primary light-emissive region to release charged particles towards the secondary light-emissive region; and the secondary light-emissive region comprises a phosphorescent material excitable by the charged particles from the light-sensitive region to emit light.

[GRAPHIC]

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
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INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]:	A1	(11) International Publication Number:	WO 00/04593
	H01L 51/20, G02B 6/12, 1/11, G02F 1/015		(43) International Publication Date:	27 January 2000 (27.01.2000)

(21)	International Application Number: PCT/GB99/02263	(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 14 July 1999 (14.07.1999)

(81) Designated States: AE, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZA, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG)

Published:

With international search report.

(30)	Priority Data: 9815271.3 14 July 1998 (14.07.1998) GB 9907802.4 06 April 1999 (06.04.1999) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): TESSLER, Nir [IL/GB]; 6 Teversham Way, Sawston, Cambridge CB2 4DF (GB). HO, Peter [SG/GB]; St. John’s College, Cambridge CB2 1TP (GB). FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB).

(54) Title: OPTICAL DEVICES

[GRAPHIC]

(57) Abstract

An optical device having a layer comprising an organic material that includes a substantially uniform dispersion of light transmissive nanoparticles.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: C01G 1/00, 23/053, C09C 1/36, C08K 3/00	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/03950 27 January 2000 (27.01.2000)

(21)	International Application Number:	PCT/GB99/02271	(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date:	14 July 1999 (14.07.1999)
(30)	Priority Data:

(81) Designated States: AE, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZA, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG)

Published:

With international search report.

	9815270.5 GB	14 July 1998 (14.07.1998)
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): HO, Peter [SG/GB]; St. John’s College, Cambridge CB2 1TP (GB). TESSLER, Nir [IL/GB]; 6 Teversham Way, Sawston, Cambridge CB2 4DF (GB). FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB).

(54) Title: OPTICAL DEVICES

[GRAPHIC]

(57) Abstract

A method for preparing nanoparticles for use, from a mixture of nanoparticles with another material, the method comprising washing the mixture with a solvent in which the nanoparticles are soluble to remove the said other material and form a solution of nanoparticles in the solvent.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
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INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H05B 33/22	A1	(11) (43)	International Publication Number: International Publication Date:	WO 99/13692 18 March 1999 (18.03.1999)

(21)	International Application Number: PCT/GB98/02671	(74) Agents: DANIELS, Jeffrey, Nicholas et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 04 September 1998 (04.09.1998)

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG)

Published:

With international search report.

Before the expiration of the time limits for amending the claims and to be republished in the event of the receipt of amendments.

(30)	Priority Data: 9718920.3 05 September 1997 (05.09.1997) GB 9805478.6 13 March 1998 (13.03.1998) GB 9811014.1 21 May 1998 (21.05.1998) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 181A Huntingdon Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): PICHLER, Karl

[DE/GB]; 3 Victoria Place, Cambridge CB4 3EJ (GB). HO, Peter [SG/GB]; St. John’s College, Cambridge CB2 1TT (GB). GREENHAM, Neil, Clement [GB/GB]; Clare College, Cambridge CB2 1TL (GB). FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB). BURROUGHES, Jeremy [GB/GB]; 36 Rustat Road, Cambridge CB1 3QT (GB). BRIGHT, Chris [GB/GB]; 3 Van Gough Place, St. Ives, Huntingdon PE17 6XU (GB).

(54) Title: SELF-ASSEMBLED TRANSPORT LAYERS FOR OLEDs

[GRAPHIC]

(57) Abstract

Provided is a method of fabricating an organic light-emitting device, which method comprises the steps of: forming a first electrode (4) for the device over a substrate (2); either forming by self-assembly at least one polymer layer (6, 8) over the first electrode (4) and forming other than by self-assembly at least one layer of organic light emissive material (10) over the at least one polymer layer (6, 8); and forming a second electrode (12) for the device over the at least one layer of organic light emissive material (10); or forming other than by self-assembly at least one layer of organic light emissive material over the first electrode and forming by self-assembly at least one polymer layer over the at least one layer of organic light emissive material; and forming a second electrode for the device over the at least one polymer layer. Also provided is an organic light emitting device, obtainable according to the method of the present invention.

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INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: C08G 61/12 // (H01L 51/30, 51/20)	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/12989 18 March 1999 (18.03.1999)

(21)	International Application Number: PCT/GB98/02672

(74) Agents: DANIELS, Jeffrey, Nicholas et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(81) Designated States: AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:

                With international search report.

(22)	International Filing Date: 04 September 1998 (04.09.1998)
(30)	Priority Data:
9718919.5 05 September 1997 (05.09.1997) GB
9814814.1 08 July 1998 (08.07.1998) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; 13 Station Road, Cambridge CB3 0DJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): HOLMES, Andrew, Bruce [AU/GB]; 19 Newton Road, Cambridge CB2 2AL (GB). MORATTI, Stephen, Carl [NZ/GB]; 28 Owlstone Road, Cambridge CB3 9JH (GB). LI, Xiao-Chang [CN/US]; Apartment 2, 26 Germain Avenue, Quincy, MA 02169 (US). SIRRINGHAUS, Henning [DE/GB]; University of Cambridge, Cavendish Laboratory, Dept. of Physics, Madingley Road, Cambridge CB3 0HE (GB). KRAFT, Arno [DE/DE]; Karl–Geusen Strasse 170, D–40321 Düsseldorf (DE). MURRAY, Michael, Mark [IE/IE]; 50 The Rise, Bishopstown, Cork (IE).

(54)	Title: COMPOUNDS FOR ELECTRONIC DEVICES

[GRAPHIC]

(57)	Abstract

The present invention provides a compound or complex comprising at least two moieties, each moiety being comprised of two or more thiophenes fused directly to each other. Also provided is a method for the production of the compounds of the present invention, which method comprises the coupling of one fused thiophene derivative to another fused thiophene derivative.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
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INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 51/20, 27/15	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/11728 02 March 2000 (02.03.2000)

(21)	International Application Number: PCT/GB99/02719	(74) Agents: SLINGSBY, Philip, Roy et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 17 August 1999 (17.08.1999)

(81) Designated States: AE, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZA, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:

With international search report.

(30)	Priority Data:
9818092.0 19 August 1998 (19.08.1998)
GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).
(72)	Inventor; and
(75)	Inventor/Applicant (for US only): BURROUGHES, Jeremy, Henley [GB/GB]; 36 Rustat Road, Cambridge CB1 3QT (GB).
(54)	Title: DISPLAY DEVICES
[GRAPHIC]
(57)	Abstract

A display device comprising an array of light-emissive pixels, each pixel comprising red, green and blue light emitters and at least one further light emitter for emitting a colour to which the human eye is more sensitive than the emission colour of at least one of the red and blue emitters.

(12) UK Patent Application	(19) GB (11) 2 340 304	(13) A (43) Date of A Publication 16.02.2000

(21) Application No 9818376.7	(51) INT CL7 H01L 51/20, H05B 33/14
(22) Date of Filing 21.08.1998
(71) Applicant(s) Cambridge Display Technology Limited (Incorporated in the United Kingdom) 181A Huntingdon Road, CAMBRIDGE, CB3 0DJ, United Kingdom	(52) UK CL (Edition R) H1K KEAM K1EA K2R4 (56) Documents Cited WO 95/31515 A1 JP 009219289 A US 5276381 A
(72) Inventor(s) Jeremy Hensley Burroughes	(58) Field of Search UK CL (Edition P) H1K KEAM INT CL8 H01L 51/28, H05B 33/14 Online: WPI, JAP1O, EPODOC
(74) Agent and/or Address for Service Page White & Farrer 54 Doughty Street, LONDON, WC1N 2LS, United Kingdom

(54) Abstract Title

        Organic light emitters

(57) Abstract

A light-emissive device comprising: a first charge carrier injecting layer for injecting positive charge carriers; a second charge carrier injecting layer for injecting negative charge carriers; and a light-emissive layer located between the charge carrier injecting layers and comprising a mixture of at least two electroluminescent organic materials, the relative proportions of the said organic materials in the light-emissive layer influencing the emission colour of the light-emissive layer. The light emitting layer may be configured to produce white light.

[GRAPHIC]

At least one drawing originally filed was informal and the print reproduced here is taken from a later filed formal copy.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/35028 15 June 2000 (15.06.2000)

(21)	International Application Number: PCT/GB99/04050	(74) Agents: HARTWELL, Ian, Peter; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).
(22)	International Filing Date: 07 December 1999 (07.12.1999)

(81) Designated States: AT, AU, BR, CA, CH, CN, CZ, DE, DK, ES, FI, GB, IL, IN, JP, KR, LU, MX, PT, RU, SE, SG, US, European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:

With international search report.

(30)	Priority Data: 9827014.3 08 December 1998 (08.12.1998) GB 9901334.4 21 January 1999 (21.01.1999) GB
(71)	Applicant(for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants(for US only): BERGER, Paul [US/US]; 17 West Ridge Court, Newark, DE 19711 (US). BURROUGHES, Jeremy, Henley [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). CARTER, Julian, Charles [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). HEEKS, Stephen, Karl [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).

(54) Title: DISPLAY DEVICES

[GRAPHIC]

(57) Abstract

A light-emissive device comprising: a light-emissive region (12); a first electrode (10) located on a viewing side of the light-emissive region for injecting charge carriers of a first type; and a second electrode (11) located on a non-viewing side of the light-emissive region for injecting charge carriers of a second type; and wherein there is a reflectivity-influencing structure (13) located on the non-viewing side of the light-emissive region and including a light absorbent layer comprising graphite and/or a fluoride or oxide of a low work function metal.

(12)	UK Patent Application	(19) GB (11) 2 348 316	(13) A (43) Date of A Publication 27.09.2000

(21)	Application No 9907118.5	(51) INT CL7 H01L 51/20

(22)	Date of Filing 26.03.1999
(52) UK CL (Edition R) H1K KEAL K1EA K1EB K2R4 K4C14 K5BX

(71)	Applicant(s) Cambridge Display Technology Limited (Incorporated in the United Kingdom) 181A Huntingdon Road, CAMBRIDGE, CB3 0DJ, United Kingdom	(56) Documents Cited WO 96/29747 A1 WO 96/26830 A US 5714838 A
(58) Field of Search UK CL (Edition Q) H1K KEAL KEAX KEBCA KEBCS KEBX INT CL8 H01L 51/20, H05B 33/26 Online: WPI
(72)	Inventor(s) Jeremy Hensley Burroughes Peter Devine
(71)	Agent and/or Address for Service Page White & Farrer 54 Doughty Street, LONDON, WC1N 2LS, United Kingdom

(54)	Abstract Title

Organic opto-electronic device

(57)	Abstract

An opto-electronic device comprising, a anode 10, a light transmissive cathode 11 and an opto-electronically active region 12 of organic material located between the electrodes; the light-transmissive cathode including an electrically conducting layer 11b and a spacing layer 11a comprising an electrically non-conducting material, the spacing layer located between the electrically conducting layer and the active layer and being sufficiently thin. The non-conducting material may be C3F, LIF, LI2O or a mixture thereof and may additionally comprise a thin layer of Al, Ag or Au. Light 30 may be emitted from either/both face(s) of the device.

[GRAPHIC]

At least one drawing originally filed was informal and the print reproduced here is taken from a later filed formal copy.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/36662 22 June 2000 (22.06.2000)

(21) International Application Number: PCT/GB99/04150	(74) Agents: HARTWELL, Ian, Peter; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).
(22) International Filing Date: 15 December 1999 (15.12.1999)

(81) Designated States: AT, AU, BR, CA, CH, CN, CZ, DE, DK, ES, FI, GB, IL, IN, JP, KR, LU, MX, PT, RU, SE, SG, US, European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

(30) Priority Data: 9827699.1 16 December 1998 (16.12.1998) GB 9907120.1 26 March 1999 (26.03.1999) GB
(71) Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).	Published: With international search report.
(72) Inventors; and

(75) Inventors/Applicants (for US only): CARTER, Julian, Charles [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). BURROUGHES, Jeremy, Henley [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). HEEKS, Stephen, Karl [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).

(54) Title: ORGANIC LIGHT–EMITTING DEVICES

[GRAPHIC]

(57)	Abstract

An organic light-emitting device comprising a light-emissive organic layer (8) interposed between first (4) and second (12) electrodes for injecting charge carriers into the light-emissive organic layer (10), at least one of said first and second electrodes comprising a plurality of layers including a first electrode layer (10) having a high resistance adjacent the surface of the light-emissive organic layer (8) remote from the other of the first and second electrodes, said first electrode layer (10) comprising a high-resistance material selected from the group consisting of a mixture of a semiconductor material with an insulator material, a mixture of a semiconductor material with a conductor material and a mixture of an insulator material with a conductor material.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/36663 22 June 2000 (22.06.2000)

(21)	International Application Number: PCT/GB99/04154	(74) Agents: HARTWELL, Ian, Peter; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).

(22)	International Filing Date: 15 December 1999 (15.12.1999)

(81) Designated States: AT, AU, BR, CA, CH, CN, CZ, DE, DK, ES, FI, GB, IL, IN, JP, KR, LU, MX, PT, RU, SE, SG, US, European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:

With international search report.

(30)	Priority Data: 9827826.0 17 December 1998 (17.12.1998) GB 9827828.6 17 December 1998 (17.12.1998) GB

(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).

(72)	Inventors; and

(75)

Inventors/Applicants (for US only): BURROUGHES,

Jeremy, Henley [GB/GB]; Cambridge Display

Technology Ltd., Greenwich House, Madingley

Rise, Madingley Road, Cambridge CB3 0HJ (GB).

CARTER, Julian, Charles [GB/GB]; Cambridge

Display Technology Ltd., Greenwich House,

Madingley Rise, Madingley Road, Cambridge CB3

0HJ (GB). HEEKS, Stephen, Karl [GB/GB];

Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road,

Cambridge CB3 0HJ (GB).

(54) Title: METHOD OF PRODUCING ORGANIC LIGHT–EMITTING DEVICES

[GRAPHIC]

(57) Abstract

A method of reducing black spots in a light-emitting device comprising a light-emissive material interposed between a first electrode and a second electrode such that the first and second electrodes are capable of injecting charge carriers into the light-emissive organic material, the method comprising: forming at least one of the first and second electrodes by depositing onto the light-emissive organic material a first layer of a material by a deposition technique which intrinsically results in undesirable pin-holes; and depositing a second layer of a material onto the first layer by a conformable deposition technique.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/36661 22 June 2000 (22.06.2000)

(21)	International Application Number: PCT/GB99/04144	(74) Agents: HARTWELL, Ian, Peter, Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB) et al.
(22)	International Filing Date: 14 December 1999 (14.12.99)

(81) Designated States: AT, AU, BR, CA, CH, CN, CZ, DE, DK, ES, FI, GB, IL, IN, JP, KR, LU, MX, PT, RU, SE, US, European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

(30)	Priority Data: 9827827.8 17 December 1998 (17.12.98) GB 9922723.3 24 September 1999 (24.09.99) GB	Published: With international search report.

(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): HEEKS, Stephen, Karl [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). BURROUGHES, Jeremy, Henley [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). CARTER, Julian, Charles [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).

(54) Title: ORGANIC LIGHT-EMITTING DEVICES

[GRAPHIC]

(57) Abstract

An organic light-emitting device comprising a layer of light-emissive organic material interposed between a first electrode and a second electrode, at least one of the first and second electrodes comprising one or more electrode layers on the layer of light-emissive organic material for injecting charge carriers into the light-emissive organic material, wherein the organic light-emitting device further comprises a layer of dielectric material on the surface of the outermost electrode layer remote from the layer of light-emissive organic material.

(12) UK Patent Application	(19) GB (11) 2 347 015	(13) A (43) Date of A Publication 23.08.2000

(21)	Application No 9903503.4	(51) INT CL7 H01L 51/20 27/00, H05B 23/18
(22)	Date of Filing 19.02.1999

(52) UK CL (Edition R)

            H1K KEAP K1EA K2R4

            GSC CA375 CHG

(56) Documents Cited

            WO 98/24271 A1 US 5581758 A

(58) Field of Search

            UK CL (Edition R) H1K KEAP

            INT CL7 H01L 27/00 51/28, H05B 33/02 33/10 33/12

            Online: WPI, JAPIO, EPODOC

(71)

Applicant(s)

        Cambridge Display Technology Limited

        (Incorporated in the United Kingdom)

        181A Huntingdon Road, CAMBRIDGE, CB3 0DJ,

        United Kingdom

        Seiko Epson Corporation

        (Incorporated in Japan)

        4-1 Nishishinjuku, 2–chome, Shinjuku–ku,

        Tokyo 163–0811, Japan

(72)	Inventor(s) Stephen Karl Heeks Julian Carter Carl Towns
(71)	Agent and/or Address for Service Page White & Farrer 54 Doughty Street, LONDON, WC1N 2LS, United Kingdom

(54) Abstract Title

        Organic electroluminescent displays

(57) Abstract

The device has red, green, and blue electroluminescent regions (20, 21, 22) where red and green organic electroluminescent material (30, 31) is only formed in localised regions (20, 21). The blue organic electroluminescent material 32 may be deposited by spin coating to overlie the red and green electroluminescent regions in addition to the blue electroluminescent region (22). All electrode and an electron or hole transport material may also be applied to cover the red, green, and blue electroluminescent regions.

[GRAPHIC]

At least one drawing originally filed was informal and the print reproduced here is taken from a later filed formal copy.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/48257 17 August 2000 (17.08.2000)

(21)	International Application Number: PCT/GB00/00476	(74) Agents: SLINGSBY, Philip, Roy; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB et al).
(22)	International Filing Date: 14 February 2000 (14.02.2000)

(81) Designated States: AE, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CR, CU, CZ, DE, DK, DM, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MA, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, TZ, UA, UG, US, UZ, VN, YU, ZA, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, TZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:

With international search report.

(30)	Priority Data:
9903251.8 12 February 1999 (12.02.1999) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): BURROUGHES, Jeremy, Henley [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). CARTER, Julian, Charles [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). GUNNER, Alec, Gordon [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). HEEKS, Stephen, Karl [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). MILLARD, Ian, Stephen [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).

(54) Title: OPTO–ELECTRICAL DEVICES

[GRAPHIC]

(57) Abstract

An opto-electrical device comprising: an anode electrode (10); a cathode electrode (11); and an opto-electrically active region (12) located between the electrodes; the cathode electrode including: a first layer (15) comprising a material having a work function below 3.5 eV; a second layer (16) of a different composition from the first layer, comprising another material having a work function below 3.5 eV; the second layer being further from the opto-electrically active region than the first layer; and a third layer (17) comprising a material having a work function above 3.5 eV, the third layer being further from the opto-electrically active region than the first layer.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/48258 17 August 2000 (17.08.2000)

(21)	International Application Number: PCT/GB00/00478	(74) Agents: SLINGSBY, Roy; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).

(22)	International Filing Date: 14 February 2000 (14.02.2000)

(81) Designated States: AE, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CR, CU, CZ, DE, DK, DM, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MA, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, TZ, UA, UG, US, UZ, VN, YU, ZA, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, TZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:

With international search report.

(30)	Priority Data: 9903251.8 12 February 1999 (12.02.1999) GB
(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LTD. [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): BURROUGHES, Jeremy, Henley [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). CARTER, Julian, Charles [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). GUNNER, Alec, Gordon [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). HEEKS, Stephen, Karl [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB). MILLARD, Ian, Stephen [GB/GB]; Cambridge Display Technology Ltd., Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).

(54) Title: OPTO–ELECTRICAL DEVICES

[GRAPHIC]

(57) Abstract

An opto-electrical device comprising: an anode electrode (10); a cathode electrode (11); and an opto-electrically active region (12) located between the electrodes; the cathode electrode including a first layer (15) comprising a compound of a group 1, group 2 or transition metal; a second layer (16) comprising a material having a work function below 3.5 eV; and a third layer (17) spaced from the opto-electrically active region by the first and second layers and having a work function above 3.5 eV.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: C08G 61/02	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/53656 14 September 2000 (14.09.2000)

(21)	International Application Number: PCT/GB00/00771	(74) Agents: DANIELS, Jeffrey, Nicholas, et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22)	International Filing Date: 03 March 2000 (03.03.2000)
(30)	Priority Data: 9905203.7 05 March 1999 (05.03.1999) GB 60/160,953 22 October 1999 (22.10.1999) US 9925653.9 29 October 1999 (29.10.1999) GB

(81) Designated States: AE, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CR, CU, CZ, DE, DK, DM, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MA, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, TZ, UA, UG, US, UZ, VN, YU, ZA, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, TZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:

With international search report.

(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; Greenwich House, Madingley Rise, Madingley House, Cambridge CB3 0HJ (GB).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): TOWNS, Carl, Robert [GB/GB]; 193 Silver Street, Crown Cottage, Mountfitchet, Stansted, Essex CM24 8HB (GB). O’DELL, Richard [GB/GB]; 53 Bearton Green, Hitchin, Herts 3G5 1UL (GB).

(54) Title: POLYMER PREPARATION

[GRAPHIC]

(57) Abstract

A process for preparing a conjugated polymer, which comprises polymerizing in a reaction mixture (a) an aromatic monomer having at least two reactive boron derivative groups selected from a boronic acid group, a boronic ester group and a borane group, and an aromatic monomer having at least two reactive halide functional groups; or (b) an aromatic monomer having one reactive halide functional group and one reactive boron derivative group selected from a boronic acid group, a boronic ester group and a borane group, wherein the reaction mixture comprises a catalytic amount of a palladium catalyst, and an organic base in an amount sufficient to convert the reactive boron derivative groups into -B(OH)3- anions.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 51/20	A1	(10) International Publication Number: (43) International Publication Date:	WO 00/76008 14 December 2000 (14.12.2000)

(21) (22)	International Application Number: PCT/GB00/01991 International Filing Date: 01 June 2000 (01.06.2000)	(74) Agents: HARTWELL, Ian, Peter; Cambridge Display Techology Limited, Greenwich House, Madingley Rise, Madingley Road, Cambridge, Cambridgeshire CB3 0HJ (GB).

(25)	Filing Language: English

(81) Designated States (national): AE, AG, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CR, CU, CZ, DE, DK, DM, DZ, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MA, MD, MG, MK, MN, MW, MX, MZ, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, TZ, UA, UG, US, UZ, VN, YU, ZA, ZW.

(26)	Publication Language: English
(30)	Priority Data:
9913451.2 09 June 1999 (09.06.1999)
GB
9913695.4 11 June 1999 (11.06.1999)
GB

(71)	Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge, Cambridgeshire CB3 0HJ (GB).

(84) Designated States (regional): ARIPO patent (GH, GM, KE, LS, MW, MZ, SD, SL, SZ, TZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

(72)	Inventors; and
(75)

Inventors/Applicants (for US only): BERGER, Paul, Raymond [US/US]; 17 West Ridge Court, Newark, DE 19711 (US). HEEKS, Stephen, Karl [GB/GB]; Cambridge Design Technology Limited, Madingley Rise, Madingley Road, Cambridge, Cambridgeshire CB3 0HJ (GB).

Published:

With international search report.

For two-letter codes and other abbreviations, refer to the “Guidance Notes on Codes and Abbreviations” appearing at the beginning of each regular issue of the PCT Gazette.

(54) Title: METHOD OF PRODUCING ORGANIC LIGHT-EMISSIVE DEVICES

[GRAPHIC]

(57) Abstract

A method for forming a patterned layer of a light-emissive material on a substrate, comprising the steps of providing a holed layer on the surface of the substrate, the holed layer being permanently attached to the substrate and defining a plurality of holes through which the underlying substrate is exposed, and applying a light-emissive material to the surface of the holed layer opposite the substrate and displacing the light-emissive material in fluid form across the surface of the holed layer so as to selectively deposit the material only in the holes of the holed layer.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]:	A1	(10)	International Publication Number:	WO 00/76010
	H01L 51/20		(43) International Publication Date:		14 December 2000 (14.12.2000)

(21)	International Application Number: PCT/GB00/02143	(74) Agent: STURT, Clifford, Mark; Miller Sturt Kenyon, 9 John Street, London WC1N 2ES (GB).
(22)	International Filing Date: 02 June 2000 (02.06.2000)
(25)	Filing Language: English

(81) Designated States (national): AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZW.

(84) Designated States (regional): ARIPO patent (GH, GM, KE, LS, MW, MZ, SD, SL, SZ, TZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:

With international search report.

For two-letter codes and other abbreviations, refer to the “Guidance Notes on Codes and Abbreviations” appearing at the beginning of each regular issue of the PCT Gazette.

(26)	Publication Language: English
(30)	Priority Data: 9912850.6 02 June 1999 (02.06.1999) GB
(71)

Applicants (for all designated States except US): SEIKO EPSON CORPORATION [JP/JP]; 4-1, Nishishinjuku 2-chome, Shinjuku-ku, Tokyo 163-0811 (JP). CAMBRIDGE DISPLAY TECHNOLOGY LTD [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).

(72)	Inventors; and
(75)

Inventors/Applicants (for US only): SHIMODA, Tatsuya [JP/JP]; Seiko Epson Corporation, 3-5, Owa 3-chome, Suwa-shi, Nagano-ken 392-8502 (JP). KOYAMA, Tomoko [JP/JP]; Seiko Epson Corporation, 3-5, Owa 3-chome, Suwa-shi, Nagano-ken 392-8502 (JP). KANEKO, Takeo [JP/JP]; Seiko Epson Corporation, 3-5, Owa 3-chome, Suwa-shi, Nagano-ken 392-8502 (JP). BURROUGHES, Jeremy, Henley [GB/GB]; Cambridge Display Technology Ltd, Greenwich House, Madingley Rise, Madingley Road, Cambridge CB3 0HJ (GB).

(54)    Title: MULTIPLE WAVELENGTH LIGHT EMITTING DEVICE, ELECTRONIC APPARATUS, AND INTERFERENCE MIRROR

[GRAPHIC]

(57) Abstract:

A multiple wavelength light emitting device is provided wherewith the resonance strength and directivity between colors can be easily adjusted for balance. This light emitting device comprises a light emission means 4 for emitting light containing wavelength components to be output, and a semi-reflecting layer group 2 wherein semi-reflecting layers 2R, 2G, and 2B that transmit some light having specific wavelengths emitted from the light emission means and reflect the remainder are stacked up in order in the direction of light advance in association with wavelengths of light to be output. Light emission regions AR, AG, and AB are determined in association with the wavelengths of light to be output. The configuration is such that, in the light emission regions, the distances LR, LG and LB between a reflecting surface for light from the light emission means side of the semi-reflecting layers 2R, 2G, and 2B that reflect light output from those light emission regions and a point existing in an interval from the end of the light emitting layer on the semi-reflecting layer group side to the reflecting layer are adjusted so as to have an optical path length at which that light resonates.

(12) UK Patent Application (19) GB (11) 2 349 979	(13) A (43) Date of A Publication 15.11.2000

(21)    Application No 9910799.7

(22)    Date of Filing 10.05.1999

(71)    Applicant(s)

Cambridge Display Technology Limited

(Incorporated in the United Kingdom)

181A Huntingdon Road, CAMBRIDGE, CB3 0DJ,

United Kingdom

(72)    Inventor(s)

Jeremy Henley Burroughes

Christopher John Bright

(74)    Agent and/or Address for Service

Page White & Farrer

54 Doughty Street, LONDON, WC1N 2LS,

United Kingdom

(51)    INT CL7

H01L 33/80 51/10

(52)    UK CL (Edition R)

H1K KEAL K1EA K2R4 K2S20 K5B4 K9N3

U1S S1065 S22B5

(56)    Documents Cited

EP 0855398 A1    EP 0301429 A1       EP 0616433 A2

EP 0615401 A1    WO 97/47050 A1   US 5847596 A

US 5714838 A      US 5703436 A        US 5874636 A

US 5615888 A      US 5405710 A        US 3864070 A

(58) Field of Search

UK CL (Edition Q) H1K KEAL KEAM

INT CL7 H01L

Online: WPI, EPODOC, PAJ

(54)    Abstract Title

 Light-emitting devices

(57)    Abstract

 The light-emitting device comprises an anode electrode 13 for injecting positive charge carriers, a cathode electrode 16 for injecting negative charge carriers and a light-emitting region 15 located between the electrodes. A reflective structure defining a resonant cavity comprises a first metallic reflective layer 12 on one side of the light-emitting region and a second reflective layer 17 on the other side of the light-emitting region, at least one of the reflective layers being partially light-transmissive. The light emitting region comprises a polymer organic material and the reflective layer 12 is made of aluminum. The layer 17 is semi-reflective and is made of gold or aluminum. A multi pixel arrangement of the devices may be used in virtual display spectacles.

[GRAPHIC]

At least one drawing originally filed was informal and the print reproduced here is taken from a later filed formal copy.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51) International Patent Classification[7]: H01L 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/76009 14 December 2000 (14.12.2000)

(21)    International Application Number:    PCT/GB00/02121

(22)    International Filing Date:    01 June 2000 (01.06.2000)

(30)    Priority Data:
9913449.6             09 June 1999 (09.06.1999)

                GB

(71)    Applicants (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge, Cambridgeshire CB3 0HJ (GB).

(72)    Inventors; and

(75)    Inventors/Applicants (for US only): CARTER, Julian [GB/GB]; Cambridge Display Technology Limited, Greenwich House, Madingley Rise, Madingley Road, Cambridge, Cambridgeshire CB3 0HJ (GB). HEEKS, Stephen, Karl [GB/GB]; Greenwich House, Madingley Rise, Madingley Road, Cambridge, Cambridgeshire CB3 0HJ (GB).

(74)    Agent: HARTWELL, Ian, Peter; Cambridge Display Technology Limited, Greenwich House, Madingley Rise, Madingley Road, Cambridge, Cambridgeshire CB3 0HJ (GB).

(81)    Designated States (national): AE, AG, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CR, CU, CZ, DE, DK, DM, DZ, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MA, MD, MG, MK, MN, MW, MX, MZ, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, TZ, UA, UG, US, UZ, VN, YU, ZA, ZW.

(84)    Designated States (regional): ARIPO patent (GH, GM, KE, LS, MW, MZ, SD, SL, SZ, TZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:

With international search report.

For two-letter codes and other abbreviations, refer to the “Guidance Notes on Codes and Abbreviations” appearing at the beginning of each regular issue of the PCT Gazet.

(54) Title: LIGHT-EMITTING DEVICES

[GRAPHIC]

(57) Abstract:

An electroluminescent device comprising: a first electrode; a second electrode; and a light-emissive region of electroluminescent organic material between the electrodes; and wherein the first electrode comprises a first material capable of injecting positive charge carriers into the light-emissive region and a second material capable of injecting negative charge carriers into the light-emissive region; and the second electrode comprises a third material capable of injecting positive charge carriers into the light-emissive region and a fourth material capable of injecting negative charge carriers into the light-emissive region.

(12) UK Patent Application	(19) GB (11) 2 352 086	(13) A (43) Date of A Publication 17.01.2001

(21) Application No 9915558.9

(51)  INT CL7

H01L 51/20 // H05B 32/26

(52)  UK CL (Edition S)

H1K KEAL K1EA K2R3A K2R4 K2S1E K2S17

K2S20 K2S6 K4C11 K4C2U K5B2 K9N3

(56)  Documents Cited

GB 2297647 A    EP 0758192 A2    US 5587589 A

(58)  Field of Search

UK CL (Edition Q) H1K KEAL

INT CL8 H01L 33/00 51/20 51/40, H05B 33/12 33/26 33/28

(22) Date of Filing 15.07.1999
(71) Applicant(s) Cambridge Display Technology Limited (Incorporated in the United Kingdom) 18a Huntingdon Road, CAMBRIDGE, CB3 0DJ, United Kingdom
(72) Inventor(s) Julian Carter Stephen Karl Heeks
(74) Agent and/or Address for Service Page White & Farrer 54 Doughty Street, LONDON, WC1N 2LS, United Kingdom

(54)	Abstract Title

Patterning conductive layers

(57)	Abstract

A method for forming an electroluminescent device, comprising: forming a first electrode layer 22, forming a profiled layer 25 over part of the first electrode layer 22, forming a light-emitting layer 26 over the first electrode layer 22, the light-emitting layer 26 comprising a light-emitting organic material; and forming a second electrode layer over the profiled layer 25 and the light-emitting layer; and removing at least part of the second electrode layer overlying the profiled layer. The profiled layer 25 may be formed from S1O2.

[GRAPHIC]

At least one drawing originally filed was informal and the print reproduced here is taken from a later filed formal copy.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 51/20, 51/30, C09K 11/06	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/55927 21 September 2000 (21.09.2000)

(21) International Application Number: PCT/GB00/00911	(74) Agents: DANIELS, Jeffrey, Nicholas et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22) International Filing Date: 13 March 2000 (13.03.2000)

(81) Designated States: AE, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CR, CU, CZ, DE, DK, DM, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MA, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, TZ, UA, UG, US, UZ, VN, YU, ZA, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, TZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

Published:
With international search report.

(30) Priority Data: PCT/GB99/00741 12 March 1999 (12.03.1999) GB
(71) Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 181a Huntingdon Road, Cambridge CB3 0DJ (GB).
(72) Inventors; and

(75) Inventors/Applicants (for US only): TOWNS, Carl, Robert [GB/GB]; 193 Silver Street, Crown Cottage, Mountfitchet, Stansted, Essex CM24 8HB (GB). O’DELL, Richard [GB/GB]; 53 Bearton Green, Hitchin, Herts SG5 1UL (GB). O’CONNOR, Stephen, John, Martin [GB/GB]; 21 Glebe Road, Cambridge CB1 7TF (GB).

(54) Title: POLYMERS, THEIR PREPARATION AND USES

(57)	Abstract

An organic polymer having a plurality of regions along the length of the polymer backbone and comprising two or more of the following a first region for transporting negative charge carriers and having a first bandgap defined by a first LUMO level and a first HOMO level; and a second region for transporting positive charge carriers and having a second bandgap defined by a second LUMO level and a second HOMO level; and a third region for accepting and combining positive and negative charge carriers to generate light and having a third bandgap defined by a third LUMO level and a third HOMO level, wherein each region comprises one or more monomers and the quantity and arrangement of the monomers in the organic polymer is selected so that the first, second and third bandgaps are distinct from one another in the polymer.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01B 1/12, H01L 51/20, C08G 61/10	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/60612 12 October 2000 (12.10.2000)

(21) International Application Number: PCT/GB00/01288	(74) Agents: SLINGSBY, Philip, Roy, et al.; Page White & Farrer, 54 Doughty Street, London WC1N 2LS (GB).
(22) International Filing Date: 05 April 2000 (05.04.2000)

(81) Designated States: AE, AG, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CR, CU, CZ, DE, DK, DM, EE, ES, FI, GB, GD, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MA, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, TZ, UA, UG, US, UZ, VN, YU, ZA, ZW, ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, TZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG).

(30) Priority Data: 9907802.4 06 April 1999 (06.04.1999) GB
(71) Applicant (for all designated States except US): CAMBRIDGE DISPLAY TECHNOLOGY LIMITED [GB/GB]; 181A Huntingdon Road, Cambridge CB3 0DJ (GB).
(72) Inventors; and

(75) Inventors/Applicants (for US only): HO, Peter, Kian—Hoon [SG/GB]; 113 Histon Road, Cambridge CB4 3JD (GB). KIM, Ji—Seon [SG/GB]; 117 Mayflower House, Manhatten Drive, Cambridge CB4 1JT (GB). FRIEND, Richard, Henry [GB/GB]; 37 Barton Road, Cambridge CB3 9LG (GB).

Published: With international search report. Before the expiration of the time limit for amending the claims and to be republished in the event of the receipt of amendments.

(54)	Title: METHOD FOR DOPING A POLYMER

(57)	Abstract

A method for forming a conjugated polymer which is doped by a dopant comprising the steps of: (a) adding a doping agent comprising a dopant moiety to a solution comprising the conjugated polymer or a precursor thereof and, optionally, a second polymer, the dopant moiety being capable of bonding to the conjugated polymer, precursor thereof or the second polymer; (b) allowing the dopant moiety to bond to the conjugated polymer, precursor thereof or the second polymer to perform doping of the conjugated polymer; characterised in that the amount of doping agent added in step (a) is less than the amount required to form a fully doped conjugated polymer.

Part B – Licensee Relevant Technology

Surface mount LED alphanumeric display	PCT	27/12/1995	17/12/2016	WO9724770

END-WALL FRAME FOR LED ALPHANUMERIC DISPLAY	PCT	27/12/1995	17/12/2016	WO9724709

Process of making patterned protective and insulating layers	EPA	18/09/1997	07/09/2018	EP0903639

Fabrication process for organic electroluminescent devices	EPA	15/10/1997	02/10/2018	EP0910128

Light source used especially in optoelectronics or as a component of an image screen or a display	PCT	21/01/1998	04/01/2019	WO9938195

Organic light emitting diode	EPA	18/06/1998	07/06/2019	EP0966050

PRODUCTION OF STRUCTURED ELECTRODES	PCT	18/06/1998	07/06/2019	WO9966568

Benzidine derivatives, their preparation and their use	EPA	17/08/1998	04/08/2019	EP0987252

Method for Producing a Component and corresponding Component	PCT	30/09/1998	24/09/2019	WO0019397

ORGANIC ELECTROLUMINESCENT COMPONENT	PCT	24/03/1999	13/03/2020	WO0057499

Encapsulation of electronic devices	PCT	09/07/1999	09/07/2019	WO0104963

mechanical patterning of a device layer	PCT	09/07/1999	09/07/2019	WO0104938

Laminates for encapsulating devices	PCT	09/07/1999	09/07/2019	WO0105205

Low current drive of light emitting devices	EPA	21/07/1999	17/06/2020	EP1071070

Poly-Arylenvinylene Phosphor	Germany	29/07/1999	29/07/2019	DE 199 35 377

ORGANIC ELECTROLUMINESCENT DEVICE AND PRODUCTION METHOD	PCT	01/09/1999	31/08/2020	WO0117319

METHOD FOR ENCAPSULATING COMPONENTS	PCT	09/09/1999	06/09/2000	WO0118887

COMPONENTS AND THE PRODUCTION THEREOF	PCT	09/09/1999	07/09/2000	WO0118886

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H01L 33/00, 25/16, G09F 9/33	A1	(11) International Publication Number: (43) International Publication Date:	WO 97/247__ 10 July 1997 (10.07.1997)

(21)	International Application Number: PCT/US96/19790	(74) Agents: SMITH, Darryl, A., et al.; Siemens Corporation, Intellectual Property Dept., 186 Wood Avenue South, Iselin, NJ 08830 (US).

(22)	International Filing Date: 17 December 1996 (17.12.96)	(81) Designated States: JP, KR, SG, European patent (AT, BE, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, SE).

(30)	Priority Data: 08/579,538 27 December 1995 (27.12.95) US	Published: With international search report. Before the expiration of the time limits for amending claims and to be republished in the event of the receipt of amendments.
(71)	Applicant: SIEMENS COMPONENTS, INC. [US/US]; 10950 North Tantau Avenue, Cupertino, CA 95014 (US).
(72)	Inventors: LUMBARD, Marvin, 16445 Mozart Way, Los Gatos, CA 95030 (US).

(54)	Title: SURFACE MOUNT LED ALPHANUMERIC DISPLAY

[GRAPHIC]

(57)	Abstract

The heat tolerance of an LED alphanumeric display device (10) having a clear poxy encapsulation (70) can be improved by matching the coefficient of thermal expansion (CTE) of the inner circuit board (120) to the high CTE of the poxy. When heat is applied to 2x the device to a circuit board, the componenets will expand at a nearly equal rate, avoiding cracking and failure.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: G09G	A1	(11) International Publication Number: (43) International Publication Date:	WO 97/24709 10 July 1997 (10.07.1997)

(21) (22) (30)	International Application Number: PCT/US96/19792 International Filing Date: 17 December 1996 (17.12.96) Priority Data: 08/579,536 27 December 1995 (27.12.95) US

(74) Agents: SMITH, Darryl, A., et al.; Siemens Corporation, Intellectual Property Dept., 186 Wood Avenue South, Iselin, NJ 08830 (US).

(81) Designated States: JP, KR, SG, European patent (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE).

Published:. Without international search report and to be republished upon receipt of that report.
(71)	Applicant: SIEMENS COMPONENTS, INC. [US/US]; 10950 North Tantau Avenue, Cupertino, CA 95014 (US).
(72)	Inventors: LUMBARD, Marvin, 16445 Mozart Way, Los Gatos, CA 95030 (US).

(54) Title: END-WALL FRAME FOR LED ALPHANUMERIC DISPLAY

[GRAPHIC]

(57)Abstract

An end-wall frame for an LED alphanumeric display circuit board provides full-length accurate standoffs for the display to prevent cracking and crazing of the epoxy coating of the encapsulated device, eliminates the need to apply black paint to the non-display portion of the lens, and provides a means for accurately aligning the printed circuit board in the lensed area.

(19)	Europäisches Patentamt [EU Logo] European Patent Office Office européen des brevets	(11) Publication Number: EP 0 903 639 A2
(12)	EUROPEAN PATENT APPLICATION
(21)	Application number: 98116860.2	(51) Int. Cl.[4]: G03F7/20

(22)	Date of filing: 07.09.1998

(30)	Priority: 15.10.1997 DE 19741230	(71) Applicant: SiemensAktiengesellschaft 80333 Munich (Germany)

(84)	Designated Contracting States: AT BE CH CY DE DK ES FL FR GB GR IE IT LI LU MC NL PT SE AT LT LV MK RO SI	(72) Inventor: Sezi, Rocal, Dr. 91341 Röttenbach (Germany); Günther, Ewald, Dr. 981074 Herzogenaurach (Germany); Kaltmann, Michael, Dipl. Chem. 91074 Herzogenaurach (Germany)

(43)	Date of publication of application: 24.03.1999 Patantblatt 1999/12	(74) Representative:

(54)	Herstellung von struktuierten Schutz und Isollerschichten

(57)	Strukturierte Schutz und Isolierschicten warden in folgerncler Weise Hergestellt:

Auf ein Substrat wird eine Lösung eines photosensitiven Polyhydroxamids oder Polyhydroxylmids aufgebrach und geltrocknet.

die Schicht wird durch Bestrahlen mit UV-Licht oder Römgenstrahien mittals einer Masks oder durch Fuhren eines UV-oder Elektronenstrahls und durch nachfolgende wäßrigalkalische Entwicklung srukturiert.

die struckturierte Schicht wird ganzñachig mit UV-Licht bestrahlt und dann getempert.

          Europäisches Patentamt

(19)	[EU Logo] European Patent Office Office européen des brevets	(11)	Publication Number: EP 0 910 128 A2
(12)	EUROPEAN PATENT APPLICATION
(21)	Application number: 98118894.3	(51)	Int. Cl.[4]: H01L 5V20
(22)	Date of filing: 02.10.1998
(30)	Priority: 15.10.1997 DE 1974 5810	(71)	Applicant: Siemens Aktiengesellschaft 80333 Munich (Germany)
(84)	Designated Contracting States: AT BE CH CY DE DK ES FL FR GB GR IE IT LI LU MC NL PT SE AT LT LV MK RO SI	(72)

Inventor: Herbst, Waltraud 91090 Uttenreuth (Germany); Günther, Ewald, Dr. 981074 Herzogenaurach (Germany); Leuschner, Rainer,

Dr. 91091 Grossenseebach (Germany);

Simmerer, Jürgen, Dr. 91056 Erlangen

(Germany)

(43)	Date of publication of application: 21.04.1999 Patantblatt 1999/16	(74)	Representative:
(54)	Herstellung von organischen elektrolumineszierenden Bautellen
(57)

Ein Neuartiges Verfahren zur Herstellung organischer elektroluineszierender Bautelle mit einer strukturierten Elektrode, insbesondere Displays mit einer strukturierten Metallelektrode, umfaßt folgende Schritte:

Auf eine auf einem Substrat (1) befinidlische Bottom-Elektrode (2) warden minestens zwei Schichten (3, 4) aufgebracht, wobei die erste Schicht (3) elektrisch Isolierand ist und beim Aufbringen der zweiten Schicht (4) nicht geschädigt wird und zwischen den belden Schichten eine definierte Grenze erhaltan bleibt, und wobei die erste Schicht eine höhers Löslichkalterate in einem flussigen Entwickler aufweist als die zweite Schicht und die zwalte Schicht stuktueierbar ist.

die zwalte Schicht (4) wird strukturiert und die Struktur in die erste Schicht (3) übertragen.

auf die zweite Schicht (4) wird wenigstens eine organische Funktionsschicht (5) aufgebracht.

auf der organischen Funktionsschict (5) wird eine Top-Elektrode (6) abgeschieden.

(Graphic)

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H01J 61/30	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/38195 29 July 1999 (29.07.1999)

(21) International Application Number: PCT/DE99/00006	(74) Agents: SIEMENS AKTIENGESELLSCHAFT; Postfach 22 16 34, D–80506 München (DE).
(22) International Filing Date: 4 January 1999 (04.01.99)	(81) Designated States: JP, US
(30) Priority Data: 198 02 160.7 21 January 1998 (21.01.1998) DE	(84) European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE)
(71) Applicants: SIEMENS AKTIENGESELLSCHAFT [DE/DE]; Wittelsbacherplatz 2, D–80333 München (DE).	Published: With international search report. Before the expiration of the time limit for amending the claims and to be republished in the event of receipt of amendments.
(72) Inventors; and
(75) Inventors/Applicants (for US only): TIHANYI, Jenoe [DE/DE]; Isarweg 13, D–85551 Kirchheim (DE).

(54) Title: LIGHT SOURCE AND METHOD FOR PRODUCING THE SAME

[GRAPHIC]

(57)	Abstract

The invention relates to a light source which is characterised in that it contains at least one semiconductor material (20; 220), and in that said semiconductor material (20; 220) has at least one recess (30, 40; 230). Said recess (30, 40; 230) is filled with a gas or a liquid. The invention also relates to a display device containing a light source of this type and to a method for producing a light source. Said method is characterised in that a structure with at least one recess (30, 40; 230) is produced in the area of a main surface of the semiconductor material (20; 220). Said structure is then filled with a gas or a liquid.

Europäisches Patentamt
(19)	[EU Logo]	European Patent Office Office européen des brevets	(11)	Publication Number: EP 0 966 050 A2

(12)	EUROPEAN PATENT APPLICATION
(21)	Application number:	(51)	Int. Cl.[4]: H91l 31/20
(22)	Date of filing:
(30)	Priority:	(71)	Applicant: Siemens Aktiengesellschaft 80333 Munich (Germany)
(84)	Designated Contracting States: AT BE CH CY DS DK ES FI __ __ __ __	(72)	Inventor:
(43)	Date of publication of application:	(74)	Representative:
(54)
(57)

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[6]: H01L 51/20, G03F 7/09	A1	(11) International Publication Number: (43) International Publication Date:	WO 99/66568 23 December 1999 (23.12.1999)

(21)	International Application Number: PCT/DE99/01655

(74) Agents: SIEMENS AKTIENGESELLSCHAFT;
Postfach 22 16 34, D–80506 München (DE).

(81) Designated States: CA, CN, JP, KR, US

(84) European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE)

Published:

With international search report.

Before the expiration of the time limit for amending the claims and to be republished in the event of receipt of amendments.

(22)	International Filing Date: 07 June 1999 (07.06.1999)
(25)	Language: German
(30)	Priority Data: 198 27 224.3 18 June 1998(18.06.1998) DE

(71)	Applicants (for all designated States except US): SIEMENS AKTIENGESELLSCHAFT; Postfach 22 16 34, D–80506 München (DE).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): GÜNTHER, Ewald [DE/SG]; 991 Bukit Timah Road, #03–1 Maplewoods Condo, Chempaka Court, Singapore 589–630 (SG).
(54)	Title: PRODUCTION OF STRUCTURED ELECTRODES
[GRAPHIC]
(57)	Abstract

The invention relates to a new method for producing structured electrodes, especially organic electroluminescent components with a structured electrode such as displays having a structured metal electrode, comprising the following steps: at least two layers (3, 4) are applied on a substrate(1), whereby the first layer (3) is electrically insulated and it is not damaged when the second layer (4) is applied and a defined limit between both layers is preserved, whereby the first layer has a higher solubility rate in a liquid developer than the first layer and the second layer can be structured and cross-linked; the second layer (4) is structured and the structure is transferred to the first layer (3) whereupon the second layer (4) is then cross-linked or the second layer (4) is first structured and cross-linked and then the structure is transferred to the first layer (3); whereby the second layer has a larger structural width than the first layer and the difference in the structural width of both layers remains after cross-linking; the electrode (6) is deposited on the second layer (4).

	Europäisches Patentamt
(19)	[EU Logo] European Patent Office	(11)	Publication Number: EP 0 987 252 A1
	Office européen des brevets
(12)	EUROPEAN PATENT APPLICATION
(21)	Application number: 99115418.8	(51)	Int. Cl.[4]: C07D 221/20, H01L 51/00, H05B 33/00, G03G 5/00
(22)	Date of filing: 04.06.1999
(30)	Priority: 17.08.1998 DE 19637198	(71)	Applicant: Siemens Aktiengesellschaft 80333 Munich (Germany)
(84)	Designated Contracting States: AT BE CH CY DE DK ES FL FR GB GR IE IT LI LU MC NL PT SE European Patent: AL LT LV MK RO SI	(72)	Inventor: Kanitz, Andreas, Dr. 91333 Höchstadt (Germany); Schumann, Jörg 91056 Erlangen (Germany)
(43)	Date of publication of application: 22.03.2000	(74)	Representative:
(54)	Benzidinderivate sowie devan Herstellung und Verwendung
(57)	Die Benzidrinderivate nach der Erfinchung sind Verbinungen folgender Strucktur:
	[GRAPHIC]

Dabei gilt folgendes:

n – 1, 2 oder 3

R1 = H, Phenyl oder 1-Naphthyl,

R2 und R3 bilden zusammen einen anealierten Phenylring, einen a-oder b-anelierten Naphthylring oder einen anelierten 1, 2, 5-Thiadiazolring

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: G09F 9/33 H05B 33/00	A1	(11) International Publication Number: (43) International Publication Date:	WO 00/19397 06 April 2000 (06.04.2000)

(21)	International Application Number: PCT/DE99/03083	(74) Agents: OSRAM OPTO SEMICONDUCTORS GMBH & CO. OHG; Zedlitz, Peter, Postfach 22 13 17, D–80503 München (DE).
(22)	International Filing Date: 24 September 1999 (24.09.1999)
(81) Designated States: CN, JP, US
(30)	Priority Data: 198 45 075.3 30 September 1998(30.09.1998) DE	(84) European Patent: AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE
(71)	Applicants (for all designated States except US): OSRAM OPTO SEMICONDUCTORS GMBH & CO. OHG [DE/DE]; Wernerwerkstr. 2, D–93049 Regensburg (DE).	Published: With international search report. Before the expiration of the time limit for amending the claims and to be republished in the event of receipt of amendments.
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): HEIMGÄRTNER, Rudolf [DE/DE]; Unter den Schwibbögen 2, D–93047 Regensburg (DE).

(54)	Title: METHOD FOR PRODUCING A COMPONENT AND CORRESPONDING COMPONENT

[GRAPHIC]

(57)	Abstract

The invention relates to a method for producing a component consisting of at least one optoelectronic functional element (5) and a glass panel (10). Said functional element (5) is arranged in the area of a main surface (12) of said glass panel. The inventive component is characterised in that the main surface of the glass panel is connected to a frame (25) in such a way that when the composite element is finished, said frame (25) surrounds the edge areas of the functional element (5). The invention also relates to a functional element produced using this method.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]:	A1	(11) International Publication Number:	WO 00/57499
	H01L 51/20		(43) International Publication Date:	28 September 2000 (28.09.2000)

(21)	International Application Number: PCT/DE00/00783	(74) Agents: SIEMENS AKTIENGESELLSCHAFT; Postfach 22 16 34, D–80506 München (DE).
(22)	International Filing Date: 13 March 2000 (13.03.2000)

(81) Designated States: CA, CN, JP, KR, US

(30)	Priority Data: 199 13 350.6 24 March 1999(24.03.1999) DE	(84) European Patent: European Patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE)

(71)	Applicants (for all designated States except US): SIEMENS AKTIENGESELLSCHAFT [DE/DE]; Wittelsbacherplatz 2, D–80333 München (DE).	Published: With international search report. Before the expiration of the time limit for amending the claims and to be republished in the event of receipt of amendments.
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): KANITZ, Andreas [DE/DE]; Nackendorf 27, D-91315 Höchstadt (DE). STÖSSEL, Matthias [DE/DE]; Äussere Tennenloher Strasse 47, D–91058 Erlangen (DE).

(54)	Title: ORGANIC ELECTROLUMINESCENT COMPONENT

[GRAPHIC]

(57)	Abstract

The invention relates to an organic electroluminescent component consisting of the following: a transparent bottom electrode (22) which is located on a substrate (21), a top electrode (26) consisting of a metal that is inert towards oxygen and moisture; at least one organic functional layer (23, 24) which is located between the bottom electrode (22) and the top electrode (26) and a charge carrier injection layer (25) containing a metal complex salt with the composition (Me1)(Me2) Fm+n, m and n each being a whole number in accordance with the valence of the metals Me1 and Me2, Me1 = Li, Na, K, Mg or Ca, Me2 = Mg, Al, Ca, Zn, Ag, Sb, Ba, Sm or Yb, on the condition that Me1 ≠ Me2.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[7]: H01L 31/12, 33/00, H05B 33/00, H05K 5/02	A1	(11) International Publication Number: (43) International Publication Date:	WO 01/04963 18 January 2001 (18.01.2001)

(21)	International Application Number: PCT/SG99/00073	(74) Agents: EPPING, Wilhelm; Epping Hermann & Fischer GbR, Postfach 12 10 26, D-80034 München (DE).
(22)	International Filing Date: 09 July 1999 (09.07.1999)
(30)	Priority Data:

(81) Designated States (national): AE, AL, AM, AT, AU,

AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZA, ZW

(84) Designated States (regional): ARIPO patent (GH, GM,

KE, LS, MW, SD, SL, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG)

Published:

With international search report.

(71)	Applicants (for all designated States except US): OSRAM OPTO SEMICONDUCTORS GMBH & CO. OHG [DE/DE]; Wernerwerskstrasse 2, D-93049 Regensburg (DE).
(72)	Inventors; and
(75)	Inventors/Applicants (for US only): GUENTHER, Ewald, Karl, Michael [DE/SG]; 991 Bukit Timah Road #03-11, Maplewoods, Singapore 589630 (SG).

(54)	Title: ENCAPSULATION OF A DEVICE

[GRAPHIC]

(57)	Abstract

An encapsulation for an electrical device (100) is disclosed. A cap support (130) is provided in the non-active regions (120) of the device (100) to prevent the package from contacting the active components (110) of the device due to mechanical stress induced in the package.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: H01L 21/027, 21/308, 21/311, 21/321	A1	(11) International Publication Number: (43) International Publication Date:	WO 01/04938 18 January 2001 (18.01.2001)

(21)	International Application Number: PCT/SG99/00074	(74) Agents: MCCALLUM, Graeme, David; Lloyd Wise, Tanjong Pagar, P.O. Box 636, Singapore 910816 (SG).
(22)	International Filing Date: 09 July 1999 (09.07.1999)
(30)	Priority Data:

(81) Designated States (national): AE, AL, AM, AT, AU, AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZA, ZW

(84) Designated States (regional): ARIPO patent (GH, GM, KE, LS, MW, SD, SL, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG)

Published:

With international search report.

(71)

Applicants (for all designated States except US): INSTITUTE OF MATERIALS RESEARCH & ENGINEERING [SG/SG]; Blk S7 Level 3 Kent Ridge Crescent, Singapore 119260 (SG). OSRAM OPTO SEMICONDUCTORS GMBH & CO. OHG [DE/DE]; Wernerwerkstrasse 2, D-93049 Regensburg (DE).

(72)	Inventors; and
(75)

Inventors/Applicants (for US only): GUENTHER, Ewald, Karl, Michael [DE/SG]; 991 Bukit Timah Road, #03-11 Maplewoods, Singapore 589630 (SG). CHEN, Zhong [CN/SG]; Blk 233 Bukit Batok East Avenue 5, #11-39, Singapore 650233 (SG). COTTERELL, Brian [GB/SG]; 55 Lorong Sarhad, Singapore 119166 (SG).

(54)	Title: MECHANICAL PATTERNING OF A DEVICE LAYER

[GRAPHIC]

(57)	Abstract

A method of fabricating a device comprising mechanically patterning a device layer using a stamp containing the desired pattern. The device layer is formed on a plastic or polymeric substrate. The stamp is pressed against the substrate under a load which patterns the device layer without cracking it in the non-patterned areas.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: H05K 5/02, 5/06, H01L 23/28	A1	(11) International Publication Number: (43) International Publication Date:	WO 01/05205 18 January 2001 (18.01.2001)

(21) (22) (30) (71) (72) (75)

International Application Number: PCT/SG99/00070

International Filing Date: 09 July 1999 (09.07.1999)

Priority Data:

Applicants (for all designated States except US): INSTITUTE OF MATERIALS RESEARCH & ENGINEERING [SG/SG]; Blk S7, Level 3, Kent Ridge Crescent, Singapore 119260 (SG). OSRAM OPTO SEMICONDUCTORS GMBH & CO. OHG [DE/DE]; Wernerwerkstrasse 2, D-93049 Regensburg (DE).

Inventors; and

Inventors/Applicants (for US only): GUENTHER, Ewald, Karl, Michael [DE/SG]; 991 Bukit Timah Road, #03-11 Maplewoods, Singapore 589630 (SG). WANG, Wei [CN/SG]; #03-03 Dunearn Lodge, 408 Duneran Road, Singapore 289674 (SG). CHUA, Soo, Jin [MY/SG]; 37 Cheng Soon Crescent, Singapore 599909 (SG).

(74) Agents: EPPING, Wilhelm; Epping Hermann & Fischer

GbR, Postfach 12 10 26, D-80034 München (DE).

(81) Designated States (national): AE, AL, AM, AT, AU,

AZ, BA, BB, BG, BR, BY, CA, CH, CN, CU, CZ, DE, DK, EE, ES, FI, GB, GE, GH, GM, HR, HU, ID, IL, IN, IS, JP, KE, KG, KP, KR, KZ, LC, LK, LR, LS, LT, LU, LV, MD, MG, MK, MN, MW, MX, NO, NZ, PL, PT, RO, RU, SD, SE, SG, SI, SK, SL, TJ, TM, TR, TT, UA, UG, US, UZ, VN, YU, ZA, ZW

(84) Designated States (regional): ARIPO patent (GH, GM,

KE, LS, MW, SD, SL, SZ, UG, ZW), Eurasian patent (AM, AZ, BY, KG, KZ, MD, RU, TJ, TM), European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE), OAPI patent (BF, BJ, CF, CG, CI, CM, GA, GN, GW, ML, MR, NE, SN, TD, TG)

Published:
With international search report.

(54) Title: LAMINATES FOR ENCAPSULATING DEVICES

[GRAPHIC]

(57) Abstract

An encapsulation for an electrical device (105) is disclosed. The encapsulation comprises plastic substrates (120, 121) which are laminated onto the surface (116) of the electrical device (105). The use of laminated plastics is particularly useful for flexible electrical devices (105) such as organic LEDs.

Europäisches Patentamt
(19)	[EU Logo] European Patent Office Office européen des brevets	(11) Publication Number: EP 1 071 070 A2
(12)	EUROPEAN PATENT APPLICATION
(21)	Application number: 00112843.8	(51) Int. Cl.[4]: G09G 3/32
(22)	Date of filing: 17.06.2000
(30)	Priority:	(71) Applicant: Infineon Technologies North America Corp. San Jose, CA 95112-6000 (US)
(84)	Designated Contracting States: AT BE CH CY DE DK ES FI FR GB GR IE IT LI LU MC NL PT SE	(72) Inventor: Schuler, Jeffrey A., San Jose, CA 95124 (US); Zhao, Yang, Fremont, CA 94539 (US); Brummer, John, Saratoga, CA 95070 (US)
(43)	Date of publication of application: 24.01.2001 Bulletin 2001/04	(74) Representative: Patenansanwälte, Westphal, Mussgnug & Partner, Waldstrasse 33, 78048 Villingen-Schwenningen (DE)
(54)	Low current drive of light emitting device
(57)	Control circuitry for an array of light emitting devices (23, 27) includes a first column line (20) connected to each light emitting device (29, 27) in a column of light emitting devices (23, 27). First column circuitry includes a first current source (15) and a second current source (20). The first current source (15) is connected to the first column line (20). The second current source (20) is connected to the first column line (20). When a first light emitting device (23, 27) from the column of light emitting devices (23, 27) is to be turned on, the first current source (15) is turned on until a voltage on the first column line (20) is equal to a predetermined voltage. Then the first current source (15) is turned off and the second current source (20) supplies current sufficient to cause the first light emitting device (23, 27) to emit light to t first brightness level.

Europäisches Patentamt

(19)	Bundesrepublik Deutschland [DE Logo] Deutsches Patent and Markenamt	(11) Publication Number: DE 199 35 377 A1
(12)	EUROPEAN PATENT APPLICATION
(21)	Application number: 199 35 377.8	(51) Int. Cl.[4]: C 09 K 11/06, H 05 B 33/20, H 01 L 51/30
(22)	Date of filing: 29.7.1999
(30)	Priority:	(71) Applicant: Patent-Trauhand-Gesellschaft für elektrische Glühlempen mbH, 81543 München, DE; Siemens AG, 80333 München, DE
(84)	Designated Contracting States:	(72) Inventor: Rost, Henning, Dr., 91056 Erlangen, DE; Roth, Wolfgang, Dr., 91080 Uttenreuth, DE
(43)	Date of publication of application: 1.2.2001	(74) Representative: Polorny, G., Rechtsanw., 81543 München
(54)

Für die Beurteilung der Patentfahigkeit in Betracht vu siehende Druckschriften:

DE                197 48 814 A1

EP                  08 25 242 A1

EP                  07 25 120 A1

JP 6-228550 A., In: Patents Abstracts of Japan, C-1275, Nov. 17, 1994, Vol. 18, No. 604;

(57)	Die vorliegende Erfindung betrifft einen Leuchstoff für Beleuchtungsvorrichtunegen mit hohan Leuchdichten aus der Stoffklasse der Polylarylemvinylene) mit doppelter Arylsubstituiarung an der Vinylendoppelbindung. Des waiteren betrifft die Erfindung Beleuchtungsvorrichtungen mit hohan Leuchtdichten sowie deren Verwandung.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: H05B 33/10 // (G02F) 1/13357	A1	(11) International Publication Number: (43) International Publication Date:	WO 01/17319 08 March 2001 (08.03.2001)

(21)	International Application Number: PCT/EP00/08520	(74)	Agents: EPPING HERMANN & FISCHER GBR; Postfach 12 10 26, 80034 München (DE).
(22)	International Filing Date: 31 August 2000 (31.08.2000)	(81)	Designated States (national): CA, CN, JP, KR
(30)	Priority Data: 09/388,273 01 September 1999(01.09.1999) US	(84)	European Patent (regional): European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE)
(71)	Applicants (for all designated States except US): OSRAM OPTO SEMICONDUCTORS GMBH & CO. OHG [DE/DE]; Wernerwerkstr. 2, 93049 Regensburg (DE).	Published: With international search report. Before the expiration of the time limit for amending the claims and to be republished in the event of receipt of amendments.
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): SIMMERER, Jürgen; Felix-Klein-Str.47, 91056 Erlangen (DE). KLAUSMANN, Hagen; Gerlachweg 27, 80999 München (DE). ROGLER, Wolfgang; Frankenstr. 44, 91096 Möhrendorf (DE). GÜNTHER, Ewald; 991 Bukit Timah Rd. #3-11, Maplewoods 589630, Singapore (SG). NGUYEN, Francis; 242 Barclay Ave., Millbrae, CA 94030 (US). PAKBAZ, Hash; 12510 Brookpark Rd., Oakland, CA 94619 (US).

(54)	Title: ORGANIC ELECTROLUMINESCENT DEVICE AND PRODUCTION METHOD

[GRAPHIC]

(57)	Abstract

A novel electroluminescent device is produced by printing an electroluminescent organic layer with a planographic printing process. Organic LEDs are formed in that the organic material is printed onto patterned electrodes on a substrate and the organic material is contacted by metallic electrodes formed following the printing process. Any of the accurate planographic printing processes is suitable, such as pad printing, offset printing, dry offset printing, letterpress printing, and intaglio printing. The resulting device may be a flat panel display with only a few discrete display fields or an intricate, pixeled multi-color or full-color electroluminescent display device or a light source.

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: H01L 51/20	A1	(11) International Publication Number: (43) International Publication Date:	WO 01/18887 15 March 2001 (15.03.2001)

(21)	International Application Number: PCT/DE00/03084	(74) Agents: SIEMENS AKTIENGESELLSCHAFT; Postfach 22 16 34, 80506 München (DE).
(22)	International Filing Date: 06 September 2000 (06.09.2000)

(81) Designated States (national): CA, CN, JP, KR, US

(30)	Priority Data: 199 43 149.3 09 September 1999(09.09.1999) DE	(84) Designated States (regional):European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE)

(71)	Applicants (for all designated States except US): SIEMENS AKTIENGESELLSCHAFT [DE/DE]; Wittelsbacherplatz 2, 80333 München (DE).	Published: With international search report.
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): BAYER, Heiner [DE/DE]; Donaustr. 4H, D-82140 Olching (DE). ROTH, Wolfgang [DE/DE]; Holunderweg 12, 91080 Uttenreuth (DE). ROGLER, Wolfgang [DE/DE]; Frankenstr. 44, 91096 Möhrendorf (DE).

(54)	Title: METHOD FOR ENCAPSULATING COMPONENTS

[GRAPHIC]

(57)	Abstract

The invention relates to a method for encapsulating components which are based on organic semiconductors, whereby a housing is glued to a substrate. A UV-curable reaction adhesive is used in the gluing process which contains an epoxy resin, a hydroxy functional reaction product formed from an epoxy compound and a phenolic compound, a silane-type adhesive and a photoinitiator, in addition to an optional filler. The method is particularly suitable for encapsulating organic light-emitting diodes (OLEDs).

PCT	WORLD INTELLECTUAL PROPERTY ORGANIZATION	[PCT LOGO]
International Bureau

INTERNATIONAL APPLICATION PUBLISHED UNDER THE PATENT COOPERATION TREATY (PCT)

(51)	International Patent Classification[5]: H01L 51/00	A2	(11) International Publication Number: (43) International Publication Date:	WO 01/18886 15 March 2001 (15.03.2001)

(21)	International Application Number: PCT/DE00/03108	(74) Agents: SIEMENS AKTIENGESELLSCHAFT; Postfach 22 16 34, 80506 München (DE).
(22)	International Filing Date: 07 September 2000 (07.09.2000)	(81) Designated States (national): CA, CN, JP, KR, US
(30)	Priority Data: 199 43 148.5 09 September 1999 (09.09.1999) DE

(84) Designated States (regional): European patent (AT, BE, CH, CY, DE, DK, ES, FI, FR, GB, GR, IE, IT, LU, MC, NL, PT, SE)

Published:

Without international search report and to be republished upon receipt of that report.

(71)	Applicants (for all designated States except US): SIEMENS AKTIENGESELLSCHAFT [DE/DE]; Wittelsbacherplatz 2, 80333 München (DE).
(72)	Inventors; and
(75)

Inventors/Applicants (for US only): HAMANN,
Christoph[DE/DE]; Erlenweg 2, 85551 Kirchheim
(DE). AMBRUGGER, Alois [DE/DE];
Benediktenwand 3/I, 82393 Iffeldorf (DE).
ROGLER, Wolfgang [DE/DE]; Frankenstrasse 44,
91096 Möhrendorf (DE). ROTH, Wolfgang
[DE/DE]; Holunderweg 12, 91080 Uttenreuth (DE).

(54)	Title: COMPONENTS AND THE PRODUCTION THEREOF

[GRAPHIC]

(57)	Abstract

The inventive components comprise the following elements: a glass substrate (11), an organic light-emitting diode (12) arranged on said glass substrate (11), and; a glass cover (13) which is arranged over the organic light-emitting diode (12) and which is glued, on the edge (14), to the glass substrate (11). The glass cover is made from a glass plate by three-dimensionally removing material from the same using a beam method.